Exhibit 10.1 CREDIT AGREEMENT Dated as of April 16, 2026 among EMERGENT BIOSOLUTIONS INC., as the Borrower, THE OTHER GUARANTORS PARTY HERETO FROM TIME TO TIME, ORBIMED ROYALTY & CREDIT OPPORTUNITIES V, LP, as Administrative Agent, and THE LENDERS PARTY HERETO FROM TIME TO TIME ______________________________________ JEFFERIES FINANCE LLC, as Sole Lead Arranger and Sole Bookrunner

i TABLE OF CONTENTS ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ................................................................. 1 Section 1.01 Defined Terms ......................................................................................................... 1 Section 1.02 Other Interpretive Provisions ................................................................................ 54 Section 1.03 Accounting Terms ................................................................................................. 55 Section 1.04 Rounding ............................................................................................................... 55 Section 1.05 References to Agreements, Laws, Etc. .................................................................. 55 Section 1.06 Times of Day ......................................................................................................... 56 Section 1.07 Timing of Payment or Performance ...................................................................... 56 Section 1.08 Limited Condition Transactions ............................................................................ 57 Section 1.09 Pro Forma Calculations ......................................................................................... 57 Section 1.10 [Reserved] ............................................................................................................. 58 Section 1.11 Certifications ......................................................................................................... 58 Section 1.12 Certain Determinations. ........................................................................................ 58 Section 1.13 Divisions ............................................................................................................... 58 Section 1.14 Rates ...................................................................................................................... 58 Section 1.15 Cashless Roll ......................................................................................................... 59 Section 1.16 Currency Generally; Additional Currencies .......................................................... 59 Section 1.17 Appointment of Borrower as Borrowing Agent .................................................... 59 Section 1.18 Irish Terms ............................................................................................................ 59 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS ............................................... 60 Section 2.01 The Loans .............................................................................................................. 60 Section 2.02 Borrowings, Conversions and Continuations of Loans ......................................... 60 Section 2.03 [Reserved] ............................................................................................................. 62 Section 2.04 [Reserved] ............................................................................................................. 62 Section 2.05 Prepayments .......................................................................................................... 62 Section 2.06 Termination or Reduction of Commitments ......................................................... 65 Section 2.07 Repayment of Loans ............................................................................................. 66 Section 2.08 Interest ................................................................................................................... 67 Section 2.09 Fees ....................................................................................................................... 67 Section 2.10 Computation of Interest and Fees ......................................................................... 68 Section 2.11 Evidence of Indebtedness ...................................................................................... 68 Section 2.12 Payments Generally .............................................................................................. 69 Section 2.13 Sharing of Payments ............................................................................................. 70 Section 2.14 Incremental Credit Extensions .............................................................................. 71 Section 2.15 Refinancing Amendments ..................................................................................... 75 Section 2.16 Extension of Term Loans ...................................................................................... 76 Section 2.17 Defaulting Lenders ................................................................................................ 77 Section 2.18 Prepayment Premium ............................................................................................ 78 ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY ....................... 79 Section 3.01 Taxes ..................................................................................................................... 79 Section 3.02 Illegality ................................................................................................................ 82 Section 3.03 Inability to Determine Rates ................................................................................. 83

Page ii Section 3.04 Increased Cost and Reduced Return; Capital Adequacy ....................................... 84 Section 3.05 [Reserved] ............................................................................................................. 85 Section 3.06 Matters Applicable to All Requests for Compensation ......................................... 85 Section 3.07 Replacement of Lenders under Certain Circumstances ........................................ 86 Section 3.08 Survival ................................................................................................................. 87 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ....................................... 87 Section 4.01 Conditions to Initial Credit Extension ................................................................... 87 Section 4.02 Conditions to Each Initial DDTL Extension ......................................................... 89 ARTICLE V REPRESENTATIONS AND WARRANTIES ................................................................ 90 Section 5.01 Existence, Qualification and Power ...................................................................... 90 Section 5.02 Authorization; No Contravention .......................................................................... 90 Section 5.03 Governmental Authorization ................................................................................. 91 Section 5.04 Binding Effect ....................................................................................................... 91 Section 5.05 Historical Financial Statements; No Material Adverse Effect .............................. 91 Section 5.06 Litigation ............................................................................................................... 91 Section 5.07 Ownership of Property; Liens ............................................................................... 92 Section 5.08 Environmental Matters .......................................................................................... 92 Section 5.09 Taxes ..................................................................................................................... 92 Section 5.10 ERISA Compliance ............................................................................................... 93 Section 5.11 Use of Proceeds ..................................................................................................... 93 Section 5.12 Margin Regulations; Investment Company Act .................................................... 93 Section 5.13 Disclosure .............................................................................................................. 94 Section 5.14 Labor Matters ........................................................................................................ 94 Section 5.15 Intellectual Property; Licenses, Etc. ...................................................................... 94 Section 5.16 Solvency ................................................................................................................ 94 Section 5.17 USA PATRIOT Act; OFAC; FCPA; Export Controls; Sanctions ........................ 94 Section 5.18 Security Documents .............................................................................................. 95 Section 5.19 Senior Indebtedness .............................................................................................. 96 Section 5.20 Insurance ............................................................................................................... 96 Section 5.21 Material Contracts ................................................................................................. 96 Section 5.22 Compliance with Laws .......................................................................................... 97 Section 5.23 Centre of Main Interests ........................................................................................ 99 Section 5.24 Immaterial Subsidiaries ......................................................................................... 99 Section 5.25 Royalty and Other Payments ................................................................................. 99 Section 5.26 Cybersecurity and Data Protection ........................................................................ 99 ARTICLE VI AFFIRMATIVE COVENANTS ..................................................................................... 99 Section 6.01 Financial Statements ........................................................................................... 100 Section 6.02 Certificates; Other Information ........................................................................... 102 Section 6.03 Notices ................................................................................................................ 103 Section 6.04 Payment of Taxes ................................................................................................ 103 Section 6.05 Preservation of Existence, Etc. ............................................................................ 103 Section 6.06 Maintenance of Properties; Intellectual Property ................................................ 104 Section 6.07 Maintenance of Insurance ................................................................................... 104 Section 6.08 Compliance with Laws ........................................................................................ 104 Section 6.09 Books and Records .............................................................................................. 104

Page iii Section 6.10 Inspection Rights and Lender Calls .................................................................... 104 Section 6.11 Additional Collateral; Additional Guarantors ..................................................... 105 Section 6.12 Compliance with Environmental Laws ............................................................... 107 Section 6.13 Further Assurances; Post-Closing Obligations ................................................... 107 Section 6.14 Deposit Accounts and Securities Accounts ......................................................... 108 Section 6.15 [Reserved] ........................................................................................................... 108 Section 6.16 Use of Proceeds ................................................................................................... 108 Section 6.17 Material Contracts ............................................................................................... 108 ARTICLE VII NEGATIVE COVENANTS ......................................................................................... 109 Section 7.01 Liens .................................................................................................................... 109 Section 7.02 Investments ......................................................................................................... 114 Section 7.03 Indebtedness ........................................................................................................ 116 Section 7.04 Fundamental Changes ......................................................................................... 121 Section 7.05 Dispositions ......................................................................................................... 124 Section 7.06 Restricted Payments ............................................................................................ 124 Section 7.07 Conduct of Business ............................................................................................ 126 Section 7.08 Material Assets .................................................................................................... 126 Section 7.09 Burdensome Agreements .................................................................................... 126 Section 7.10 Modifications to Organizational Documents ...................................................... 127 Section 7.11 Consolidated Total Leverage Ratio ..................................................................... 127 Section 7.12 Fiscal Year .......................................................................................................... 127 Section 7.13 Prepayments, Etc. of Certain Indebtedness ......................................................... 128 Section 7.14 Transactions with Affiliates ................................................................................ 129 Section 7.15 Canadian Defined Benefit Plans ......................................................................... 129 Section 7.16 USA PATRIOT Act; OFAC; FCPA; Export Controls; Sanctions ...................... 129 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ............................................................ 129 Section 8.01 Events of Default ................................................................................................ 129 Section 8.02 Remedies Upon Event of Default ....................................................................... 132 Section 8.03 Application of Funds ........................................................................................... 132 ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS ............................................ 133 Section 9.01 Appointment and Authority ................................................................................ 133 Section 9.02 Rights as a Lender ............................................................................................... 134 Section 9.03 Exculpatory Provisions ....................................................................................... 135 Section 9.04 Reliance by Administrative Agent ...................................................................... 136 Section 9.05 Delegation of Duties ........................................................................................... 136 Section 9.06 Resignation of Administrative Agent .................................................................. 136 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders ............................... 137 Section 9.08 No Other Duties, Etc. .......................................................................................... 137 Section 9.09 Administrative Agent May File Proofs of Claim ................................................ 137 Section 9.10 Collateral and Guaranty Matters ......................................................................... 138 Section 9.11 [Reserved] ........................................................................................................... 139 Section 9.12 Withholding Tax Indemnity ................................................................................ 139 Section 9.13 Certain ERISA Matters ....................................................................................... 139

Page iv ARTICLE X MISCELLANEOUS ........................................................................................................ 140 Section 10.01 Amendments, Etc. ............................................................................................... 140 Section 10.02 Notices and Other Communications ................................................................... 144 Section 10.03 No Waiver; Cumulative Remedies ...................................................................... 146 Section 10.04 Attorney Costs and Expenses .............................................................................. 147 Section 10.05 Indemnification by the Borrower ........................................................................ 147 Section 10.06 Payments Set Aside ............................................................................................. 149 Section 10.07 Successors and Assigns ....................................................................................... 150 Section 10.08 Confidentiality .................................................................................................... 155 Section 10.09 Setoff ................................................................................................................... 157 Section 10.10 Interest Rate Limitation....................................................................................... 157 Section 10.11 Counterparts ........................................................................................................ 157 Section 10.12 Integration ........................................................................................................... 158 Section 10.13 Survival of Representations and Warranties ....................................................... 158 Section 10.14 Severability ......................................................................................................... 158 Section 10.15 GOVERNING LAW ........................................................................................... 159 Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY ..................................................... 159 Section 10.17 Binding Effect ..................................................................................................... 160 Section 10.18 USA PATRIOT Act ............................................................................................ 160 Section 10.19 No Advisory or Fiduciary Responsibility ........................................................... 160 Section 10.20 Intercreditor Agreements .................................................................................... 160 Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........................................................................................................... 160 Section 10.22 Judgment Currency ............................................................................................. 161 Section 10.23 Acknowledgment Regarding Any Supported QFCs ........................................... 161 ARTICLE XI GUARANTEE ................................................................................................................ 162 Section 11.01 The Guarantee ..................................................................................................... 162 Section 11.02 Obligations Unconditional .................................................................................. 162 Section 11.03 Reinstatement ...................................................................................................... 163 Section 11.04 Subrogation; Subordination ................................................................................ 164 Section 11.05 Remedies ............................................................................................................. 164 Section 11.06 [Reserved] ........................................................................................................... 164 Section 11.07 Continuing Guarantee ......................................................................................... 164 Section 11.08 General Limitation on Guarantee Obligations .................................................... 164 Section 11.09 Release of Guarantors ......................................................................................... 164 Section 11.10 Right of Contribution .......................................................................................... 165 Section 11.11 Keepwell ............................................................................................................. 165

v SCHEDULES 1.01A Commitments 1.01B Immaterial Subsidiaries 1.01C Closing Date Material Contracts 5.06 Litigation 5.07 Real Property 5.08 Environmental Matters 5.10(c) Canadian Defined Benefit Plans, Canadian Multi-Employer Plans 6.13(b) Post-Closing Matters 7.01(b) Existing Liens 7.02(f) Existing Investments 7.03(b) Existing Indebtedness 7.09 Burdensome Agreements 7.14(k) Affiliate Transactions 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Compliance Certificate C Term Note D Solvency Certificate E [Reserved] F [Reserved] G Intercompany Note H-1 to H-4 U.S. Tax Certificates I [Reserved] J-1 Assignment and Assumption J-2 Affiliated Lender Assignment and Assumption K [Reserved] L Guarantor Joinder Agreement

CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of April 16, 2026, among EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto from time to time, ORBIMED ROYALTY & CREDIT OPPORTUNITIES V, LP, as Administrative Agent, and each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”). PRELIMINARY STATEMENTS The Borrower has requested that the Lenders extend credit in the form of (a) Initial Term Loans on the Closing Date in an aggregate principal amount of $150,000,000, and (b) Initial DDTL Commitments in an aggregate amount of $75,000,000, in each case, subject to increase as provided herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement (including in the preamble and preliminary statements hereto), the following terms shall have the meanings set forth below: “ABL Administrative Agent” means Wells Fargo Bank, National Association, in its capacity as “Administrative Agent” under the ABL Credit Agreement as of the Closing Date and shall include any successor agent under the ABL Loan Documents. “ABL Commitments” means the “Revolver Commitments” (or comparable term) as defined in the ABL Credit Agreement. “ABL Credit Agreement” means that certain Credit Agreement, dated as of September 30, 2024, among the Borrowers (as defined therein) from time to time party thereto, the Lenders and Issuing Banks (each, as defined therein) from time to time party thereto and the ABL Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, as and to the extent permitted by this Agreement and the ABL Intercreditor Agreement). “ABL Facility” means that certain revolving credit facility made available to the Borrower pursuant to the ABL Credit Agreement. “ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Closing Date, between the ABL Administrative Agent and the Administrative Agent, as acknowledged by the Loan Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, as and to the extent permitted by this Agreement). “ABL Loan Documents” means the “Loan Documents” (or comparable term) as defined in the ABL Credit Agreement. “ABL Obligations” means the “Obligations” (or comparable term) as defined in the ABL Credit Agreement.

2 “ABL Priority Collateral” means the “ABL Priority Collateral” (as defined in the ABL Intercreditor Agreement). “ABL Revolving Loans” means the “Loans” (or comparable term) as defined in the ABL Credit Agreement. “Acquired EBITDA” means, with respect to any Person or business acquired pursuant to a Permitted Acquisition or similar Investment, for any period, the amount for such period of Consolidated EBITDA of any such Person or business so acquired (determined using such definitions as if references to the Borrower and its Subsidiaries therein were to such Person or business), as calculated by the Borrower in good faith and which shall be factually supported by historical financial statements; provided, that, notwithstanding the foregoing to the contrary, in determining Acquired EBITDA for any Person or business that does not have historical financial accounting periods which coincide with that of the financial accounting periods of the Borrower and its Subsidiaries (a) references to Test Period in any applicable definitions shall be deemed to mean the same relevant period as the applicable period of determination for the Borrower and its Subsidiaries and (b) to the extent the commencement of any such Test Period shall occur during a fiscal quarter of such acquired Person or business (such that only a portion of such fiscal quarter shall be included in such Test Period), Acquired EBITDA for the portion of such fiscal quarter so included in such Test Period shall be deemed to be an amount equal to (x) Acquired EBITDA otherwise attributable to the entire fiscal quarter (determined in a manner consistent with the terms set forth above) multiplied by (y) a fraction, the numerator of which shall be the number of days of such fiscal quarter included in the relevant Test Period and the denominator of which shall be actual days in such fiscal quarter. “Acquired Interest Charges” means, with respect to any Person or business acquired pursuant to a Permitted Acquisition or similar Investment, for any period, the amount for such period of Consolidated Interest Charge of any such Person or business so acquired (determined using such definitions as if references to the Borrower and its Subsidiaries therein were to such Person or business), as calculated by the Borrower in good faith and which shall be factually supported by historical financial statements; provided, that, notwithstanding the foregoing to the contrary, in determining Acquired Interest Charge for any Person or business that does not have historical financial accounting periods which coincide with that of the financial accounting periods of the Borrower and its Subsidiaries (a) references to Test Period in any applicable definitions shall be deemed to mean the same relevant period as the applicable period of determination for the Borrower and its Subsidiaries and (b) to the extent the commencement of any such Test Period shall occur during a fiscal quarter of such acquired Person or business (such that only a portion of such fiscal quarter shall be included in such Test Period), Acquired Interest Charge for the portion of such fiscal quarter so included in such Test Period shall be deemed to be an amount equal to (x) Acquired Interest Charge otherwise attributable to the entire fiscal quarter (determined in a manner consistent with the terms set forth above) multiplied by (y) a fraction, the numerator of which shall be the number of days of such fiscal quarter included in the relevant Test Period and the denominator of which shall be actual days in such fiscal quarter. “Additional Lender” has the meaning set forth in Section 2.14(c). “Additional Refinancing Lender” means, at any time, any bank, financial institution or other institutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.15, provided that each Additional Refinancing Lender shall be subject to the approval of (i) the Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed, to the extent that each such Additional Refinancing Lender is not an Affiliate of a then-existing Lender or an Approved Fund and (ii) the Borrower.

3 “Administrative Agent” means OrbiMed Royalty & Credit Opportunities V, LP, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent (or its permitted assigns). “Administrative Agent’s Account” means such account of the Administrative Agent set forth on Schedule 10.02 or such other account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by, or otherwise acceptable to, the Administrative Agent. “Affected Class” has the meaning set forth in Section 3.07(a). “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Agent Parties” has the meaning set forth in Section 10.02(b). “Agent-Related Persons” means the Agents, together with their respective Affiliates and the respective officers, directors, employees, partners, agents, advisors and other representatives of each of the foregoing. “Agents” means, collectively, the Administrative Agent and the Arranger. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Agreement Currency” has the meaning set forth in Section 10.22. “Annual Asset Sale Sweep Threshold” has the meaning set forth in Section 2.05(b)(ii). “Applicable ECF Percentage” means, for any applicable fiscal year, 50%; provided, that the Applicable ECF Percentage shall be reduced to (a) 25%, if the Consolidated Total Net Leverage Ratio (determined on a Pro Forma Basis) as of the last day of such fiscal year is less than or equal to 2.25:1.00 and (b) 0%, if the Consolidated Total Net Leverage Ratio (determined on a Pro Forma Basis) as of the last day of such fiscal year is less than or equal to 2.00:1.00. “Applicable Indebtedness” has the meaning set forth in the definition of “Weighted Average Life to Maturity.” “Applicable Rate” means, a percentage per annum equal to: (a) with respect to the Initial Term Loans and Initial DDTL Loans, 6.25%; and

4 (b) with respect to undrawn commitment fees for the Initial DDTL Commitments, 1.00%; Notwithstanding the foregoing, (v) the Applicable Rate in respect of any Class of Extended Term Loans shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (w) the Applicable Rate in respect of any Class of Incremental Term Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (x) the Applicable Rate in respect of any Class of Replacement Term Loans shall be the applicable percentages per annum set forth in the relevant agreement, (y) the Applicable Rate in respect of any Class of Refinancing Term Loans shall be the applicable percentages per annum set forth in the applicable Refinancing Amendment and (z) in the case of the Initial Term Loans and Initial DDTL Loans, the Applicable Rate shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.14 or any other application of the MFN Adjustment. “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised, sub- advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Arranger” means Jefferies Finance LLC, in its capacity as the sole lead arranger and sole bookrunner under this Agreement. “Asset Sale Sweep Amount” has the meaning set forth in Section 2.05(b)(ii). “Assignee” has the meaning set forth in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit J-1 hereto or otherwise in form and substance reasonably acceptable to the Administrative Agent. “Assignment Taxes” means Other Connection Taxes with respect to an Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments by or on account of the Borrower under any Loan Document. “Attorney Costs” means and includes all reasonable and documented fees, out-of-pocket expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP (which for the avoidance of doubt shall not include any Non-Financing Lease Obligation). “Available Tenor” means, as of any date of determination and with respect to the then current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(b)(iv).

5 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated thereto. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(b)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the relevant Governmental Authority or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment; provided that, (x) such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent and (y) if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the relevant Governmental Authority or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time, provided that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in

6 the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day (or such other

7 date selected by the Administrative Agent and the Borrower) prior to the expected date of such event as of such public statement or publication of information (as such expected date may be delayed pursuant to any subsequent public statement or event) (or if the expected date of such prospective event is fewer than ninety (90) days (or such other date selected by the Administrative Agent and the Borrower) after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date jointly elected by the Administrative Agent and the Borrower and specified by the Administrative Agent by notice to the Borrower and the Lenders. “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230, as amended. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “BIA” means the Bankruptcy and Insolvency Act (Canada), as amended from time to time, and the regulations promulgated thereunder. “Bona Fide Debt Fund” means any Person that is engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with (a) any competitor of the Borrower, any of its Subsidiaries or (b) any Affiliate of such competitor, but with respect to which no personnel involved with any investment by such competitor or Affiliate (i) makes, has the right to make or participates with others in making any investment decisions with respect to such Person or (ii) has access to any information (other than information that is publicly available) relating to the Borrower or its Subsidiaries or any entity that forms a part of the business of the Borrower or any of its Subsidiaries. “Borrower” has the meaning set forth in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning set forth in Section 6.01. “Borrowing” means an Initial DDTL Borrowing or a Term Borrowing, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York, and, if such day relates to any Loan, means any such day that is also a U.S. Government Securities Business Day. “Canadian Defined Benefit Plan” means each Canadian Pension Plan that contains a “defined

8 benefit provision” as defined in subsection 147.1(1) of the ITA. “Canadian Guarantor” means any Guarantor that is a Canadian Subsidiary. “Canadian Intellectual Property Security Agreement” has the meaning set forth in the Canadian Security Agreement. “Canadian Multi-Employer Plan” shall mean any “multi-employer pension plan” as that term is defined in the Pension Benefits Act (Ontario) or an equivalent plan under pension standards legislation of another applicable Canadian jurisdiction, in each case that contains a “defined benefit provision” as defined in subsection 147.1(1) of the ITA and that is contributed to by any Loan Party or under which a Loan Party has any liability or contingent liability. “Canadian Pension Event” means the occurrence of any of the following: (i) a Loan Party initiates any action or filing to voluntarily terminate (in whole or in part) any Canadian Defined Benefit Plan; (ii) the institution of proceedings by any Governmental Authority to terminate (in whole or in part) any Canadian Defined Benefit Plan, including notice being given by the applicable pension regulator that it intends to order a wind up (in whole or in part) of a Canadian Defined Benefit Plan; (iii) the appointment by any Governmental Authority of a replacement administrator or trustee to wind up or terminate (in whole or in part) a Canadian Defined Benefit Plan; (iv) the withdrawal of any Loan Party from any Canadian Multi-Employer Plan, or the termination or wind-up (in whole or in part) of any Canadian Multi-Employer Plan, where any additional contributions from the Loan Party are triggered by such withdrawal or termination; (v) any statutory deemed trust or Lien, other than a Permitted Lien, arises in connection with a Canadian Pension Plan or Canadian Multi-Employer Plan; or (vi) an event respecting any Canadian Pension Plan which could result in the revocation of the registration of such Canadian Pension Plan or which could otherwise reasonably be expected to adversely affect the tax status of any such Canadian Pension Plan. “Canadian Pension Plan” means a “registered pension plan”, as defined in subsection 248(1) of the Income Tax Act (Canada) that is maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party, but shall not include a Canadian Multi-Employer Plan. “Canadian Security Agreement” means the Canadian Security Agreement of even date herewith executed by each Canadian Guarantor in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, which shall be in form and substance reasonably acceptable to the Administrative Agent. “Canadian Security Agreement Supplement” has the meaning set forth in the Canadian Security Agreement. “Canadian Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of Canada or any province or territory thereof. “Capital Expenditures” means, for any period, the aggregate of all expenditures (including with respect to internally developed software) (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Borrower and its Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrower and its Subsidiaries. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as finance leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

9 “Cash Equivalents” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any state thereof having maturities of not more than one year from the date of acquisition, (ii) commercial paper maturing no more than two hundred and seventy (270) days after the date of its creation and rated at least “A-1” or “P-1” by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) any Dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by any commercial bank that is (A) organized under the Laws of the United States, any state thereof or the District of Columbia (or solely for purposes of Section 7.02(a), any member nation of the Organization for Economic Cooperation and Development), (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $500,000,000, (iv) registered money market funds at least ninety-five percent (95.0%) of the assets of which constitute Cash Equivalent Investments of the kinds described in clauses (i), (ii) and (iii) above and (v) solely for purposes of Section 7.02(a), instruments equivalent to those referred to in clauses (i) through (iv) above denominated in Dollars, Canadian Dollars, Euros or Pounds Sterling and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction. “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property constituting Collateral (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CCAA” means the Companies’ Creditors Arrangement Act (Canada), as amended from time to time, and the regulations promulgated thereunder. “CFC” means any “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change of Control” shall be deemed to occur if: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (in each case, with such approval either by a

10 specific vote or by approval of the Borrower’s proxy statement in which such member was named as a nominee for election as a director); (c) the occurrence of (i) any “Change of Control” as defined in the ABL Credit Agreement (or any refinancing or replacement thereof) or (ii) any “Change of Control” as defined in the Senior Notes (or any refinancing or replacement thereof); or (d) except as a result of a transaction permitted pursuant to this Agreement, any Loan Party shall cease to own, directly, beneficially and of record or legally, one hundred percent (100%) of the issued and outstanding Equity Interests of its Subsidiaries, free and clear of all Liens (other than Permitted Liens). “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Term Commitments, Initial DDTL Commitments, Incremental Term Commitments, Refinancing Term Commitments of a given Refinancing Series or Commitments in respect of Replacement Term Loans and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term Loans, Initial DDTL Loans, Extended Term Loans of a given Extension Series, Incremental Term Loans, Refinancing Term Loans of a given Refinancing Series or Replacement Term Loans. Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class. The Initial Term Loans and the Initial DDTL Loans are intended to be treated as a single Class for all purposes under this Agreement (except as provided in Section 2.07 or as otherwise expressly provided in this Agreement). “Closing Date” means April 16, 2026. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means the “Collateral” as defined in the Security Agreement and any other Collateral Document, all Mortgaged Properties, if any, and any other assets pledged pursuant to any Collateral Document (but in any event excluding the Excluded Assets). “Collateral and Guarantee Requirement” means, at any time, the requirement that, in each case subject to the ABL Intercreditor Agreement: (a) the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date, pursuant to Section 4.01(a)(iv) and (ii) at such time as may be designated therein, pursuant to the Collateral Documents or Section 6.11, 6.13 or 6.14 subject, in each case, to the limitations and exceptions of this Agreement or any Collateral Document, duly executed by each Loan Party thereto; (b) all Secured Obligations of the Borrower shall have been unconditionally guaranteed by each existing and subsequently acquired or organized direct or indirect Wholly- Owned Subsidiary of the Borrower organized, formed or incorporated (or any analogous term) in a Security Jurisdiction (other than any Excluded Subsidiary) (each, a “Guarantor”); (c) the Secured Obligations and the Guaranty shall have been secured by a first- priority security interest (subject to Liens permitted by Section 7.01) in all of the Equity Interests

11 of (A) each Guarantor, (B) each Wholly-Owned Subsidiary (other than any Foreign Subsidiary that is a CFC or a FSHCO, but including any Foreign Subsidiary that is a Foreign Guarantor or a Foreign Guarantor FSHCO) that is directly owned by the Borrower or any Guarantor, and (C) each Foreign Subsidiary that is a CFC or a FSHCO (excluding any Foreign Guarantor or Foreign Guarantor FSHCO) that is directly owned by the Borrower or by any Guarantor, in each case not in excess of 65% of all issued and outstanding voting and 100% of all issued and outstanding nonvoting Equity Interests of such Subsidiary, and in the case of each of clauses (A), (B) and (C), other than any Excluded Assets; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Secured Obligations and the Guaranty shall have been secured by (i) a perfected first-priority security interest (to the extent such security interest may be perfected by delivering certificated securities, instruments or promissory notes, filing financing statements under the Uniform Commercial Code or the PPSA and making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office (or, with respect to any Foreign Guarantor or any Security Jurisdiction (other than the United States), the equivalent actions, if any)) in the Term Priority Collateral of the Borrower and each Guarantor and (ii) a perfected second-priority security interest (to the extent such security interest may be perfected by delivering certificated securities, instruments or promissory notes, filing financing statements under the Uniform Commercial Code or the PPSA and making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office (or, with respect to any Foreign Guarantor or any Security Jurisdiction (other than the United States), the equivalent actions, if any)) in the ABL Priority Collateral of the Borrower and each Guarantor, in each case, subject to exceptions and limitations otherwise set forth in this Agreement (for the avoidance of doubt, including the limitations and exceptions set forth in Section 4.01) and the Collateral Documents; (e) subject to Section 6.14, in the case of Deposit Accounts and Securities Accounts (other than, in each case, Excluded Accounts), the Borrower shall have taken any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code or the PPSA) with respect thereto to the extent required hereunder, including without limitation, executing and delivering and causing the relevant depositary bank to execute and deliver a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent; (f) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Sections 6.11 and 6.13 (the “Mortgaged Properties”) duly executed and delivered by the applicable Loan Party (it being understood that if a mortgage tax will be owed on the entire amount of the indebtedness evidenced hereby, the Administrative Agent (acting at the direction of the Required Lenders) will cooperate with the Borrower or the other applicable Loan Party in order to minimize the amount of mortgage tax payable in connection with such Mortgage as permitted by, and in accordance with, applicable law including, to the extent permitted by applicable law, limiting the amount secured by such Mortgage), (ii) a customary title insurance policy for such property available in each applicable jurisdiction (the “Mortgage Policies”) insuring the Lien of each such Mortgage as a valid and enforceable Lien on the property described therein, free of any other Liens except as permitted by Section 7.01, together with such endorsements, and in such amounts not to exceed the fair market value of such Real Property, as reasonably determined by the Borrower, as the Administrative Agent may reasonably request but only to the extent such endorsements are (x) available in the relevant jurisdiction in which the Mortgaged Property is located and (y) at commercially reasonable rates; provided, however, in lieu of a zoning endorsement the Administrative Agent shall accept a

12 zoning letter to the extent the same is sufficient to remove any zoning exception from the applicable Mortgage Policy, (iii) ALTA surveys in form and substance reasonably acceptable to the Administrative Agent or such existing surveys together with no-change affidavits sufficient for the title company to remove all standard survey exceptions from the Mortgage Policies and issue the endorsements required in clause (ii) above and (iv) customary opinions of local counsel for such Loan Party in the state or province in which such Material Real Property is located, with respect to the enforceability of the Mortgage; and (g) the Borrower and its Subsidiaries shall have delivered such further information, schedules, reports and documents, and take such further commercially reasonable actions, as the Administrative Agent reasonably deems necessary or desirable to (i) maintain the perfection and priority of the Liens created under the Loan Documents, (ii) ensure the continued validity, enforceability and priority of such Liens, and (iii) facilitate the realization upon the Collateral during the continuance of an Event of Default provided, however, that (i) the foregoing definition shall not require, and the Loan Documents shall not contain any requirements as to, (A) the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of title insurance, surveys abstracts or appraisals, or taking other actions with respect to any Excluded Assets, or (B) the perfection of pledges of or security interests in motor vehicles, airplanes and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a Uniform Commercial Code or PPSA financing statement (or the equivalent) and (ii) the Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in this Agreement and the Collateral Documents. The Administrative Agent may waive or grant extensions of time for the perfection of security interests in, or the delivery of the Mortgages and the obtaining of title insurance and surveys (or no-change affidavits) with respect to, particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) or any other compliance with the requirements of this definition where it reasonably determines, in consultation with the Borrower, that perfection or compliance cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement, the Collateral Documents or any other Loan Documents. Except in the case of any Foreign Guarantor, no actions in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction that is not a Security Jurisdiction); provided that, other than delivery of certificated Equity Interests, instruments and other Collateral to the Administrative Agent to the extent required by the Collateral Documents, no Loan Party shall be required to take any actions in any jurisdiction or required by the Laws of any jurisdiction other than the jurisdiction in which such Loan Party is organized, the United States and the other Security Jurisdictions. “Collateral Documents” means, collectively, the Security Agreement, the Canadian Security Agreement, each Control Agreement, each Intercreditor Agreement, the Intellectual Property Security Agreements, the Mortgages (if any), the Canadian Intellectual Property Security Agreements, Security Agreement Supplements, the Irish Collateral Agreements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to any Collateral Document, Section 4.01(a)(iv), 6.11, 6.13 or 6.14 and each of the other agreements, instruments or documents that

13 creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “COMI Regulation” shall mean Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast). “Commitment” means a Term Commitment. “Committed Loan Notice” means a written notice of a Borrowing, which shall be substantially in the form of Exhibit A hereto, or such other form as approved by the Administrative Agent and the Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent and the Borrower, appropriately completed and signed by a Responsible Officer of the Borrower). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compensation Period” has the meaning set forth in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit B hereto. “Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement (or, for purposes of Section 2.08(e), Term SOFR), any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as (x) the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents and (y) is administratively feasible as determined by the Administrative Agent). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period: (a) Consolidated Net Income for such period, plus (b) without duplication, the sum of following to the extent deducted (and not added back or excluded) in calculating such Consolidated Net Income (other than as set forth in clause (viii)(E)) in accordance with GAAP for such period with respect to the Borrower and its Subsidiaries: (i) Consolidated Interest Charges for such period;

14 (ii) the provision for federal, state, provincial, territorial, local and foreign income Taxes payable by the Borrower and its Subsidiaries; (iii) depreciation and amortization expense; (iv) stock based compensation expense not to exceed $[***] for the applicable Test Period; (v) any non-cash expense that relates to any goodwill impairment or the write- down or write-off of accounts receivable or inventory; (vi) other non-cash expenses, excluding any non-cash expense that represents an accrual for a cash expense to be taken in a future period; (vii) all transaction fees, charges and expenses related to the Transactions and any amendment or other modification to the Loan Documents, in each case to the extent paid within six (6) months of the Closing Date or the effectiveness of such amendment or other modification; (viii) (A) costs and expenses in connection with any Permitted Acquisitions or similar Investments (including, without limitation, any financing fees, merger, amalgamation, arrangement and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), whether or not consummated, (B) other unusual and non-recurring cash expenses or charges, (C) to the extent incurred in connection with a Permitted Acquisition or similar Investment, one-time non-recurring severance charges incurred within twelve (12) months thereof, (D) cash restructuring charges with respect to Permitted Acquisitions or similar Investments or otherwise and (E) synergies, operating expense reductions and other net cost savings and integration costs projected by the Borrower in connection with Permitted Acquisitions or similar Investments that have been consummated after the Closing Date during the applicable Test Period (calculated on a pro forma basis as though such synergies, expense reductions and cost savings had been realized on the first day of the period for which consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided, that (i) such synergies, expense reductions and cost savings are reasonably identifiable, factually supportable, expected to have a continuing impact on the operations of the Borrower and its Subsidiaries and have been determined by the Borrower in good faith to be reasonably anticipated to be realizable within 12 months following any such Permitted Acquisition or similar Investment as set forth in reasonable detail on a certificate of a responsible officer of the Borrower delivered to the Administrative Agent and (ii) no such amounts shall be added pursuant to this clause to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise; (ix) to the extent covered by insurance and actually reimbursed, expenses with respect to liability or casualty events or business interruption; (x) any net after Tax effect of loss for such period attributable to the early extinguishment of any Swap Contract; minus (c) without duplication, the following to the extent included in calculating such Consolidated Net Income:

15 (i) federal, state, provincial, territorial, local and foreign income Tax credits of the Borrower and its Subsidiaries for such period; (ii) all non-cash items increasing Consolidated Net Income for such period; (iii) any net after-Tax effect of income for such period attributable to the early extinguishment of any Swap Contract; and (iv) any cash expense made during such period which represents the reversal of any non-cash expense that was added in a prior period pursuant to clause (b)(v) or (vi) above. Notwithstanding anything to the contrary contained herein, (a) the aggregate amount of addbacks and adjustments made pursuant to clauses (b)(vi), (b)(viii) (other than subclause (A) thereof), (b)(ix) and (b)(x) above for any period, shall not exceed 15% of Consolidated EBITDA for such period (calculated prior to giving effect to any such add-backs); (b) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person or business, or attributable to any property or asset, acquired by the Borrower or any Subsidiary during such period (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any assets or property, in each case to the extent not so acquired) in connection with a Permitted Acquisition to the extent not subsequently sold, transferred, abandoned or otherwise disposed by the Borrower or such Subsidiary, based on the actual Acquired EBITDA of such acquired entity or business for such period (including the portion thereof occurring prior to such acquisition or conversion) and (c) there shall be excluded in determining Consolidated EBITDA for any period, without duplication, the Disposed EBITDA of any Person or business, or attributable to any property or asset, Disposed of by the Borrower or any Subsidiary during such period, based on the Disposed EBITDA of such Disposed entity or business or discontinued operations for such period (including the portion thereof occurring prior to such Disposition or discontinuation). Notwithstanding anything to the contrary contained herein, none of the foregoing adjustments set forth above in this definition of “Consolidated EBITDA” or set forth in the definition of “Consolidated Net Income” or set forth in other applicable provisions of this Agreement shall provide credit or addbacks for lost revenue or income or for matters related to project delays or other similar events. “Consolidated First Lien Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by Liens on the Collateral on an equal, or senior, priority basis with Liens on the Collateral securing the Secured Obligations (including, for the avoidance of doubt, the Indebtedness under the ABL Facility). “Consolidated First Lien Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Consolidated Interest Charges” means, for any Test Period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (excluding customary arrangement, upfront, administrative agency and amendment fees (in each case, to the extent not in the nature of interest charges) incurred in connection with the Facilities hereunder and the ABL Facility) and (b) the portion of rent

16 expense of the Borrower and its Subsidiaries under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for such Test Period. Notwithstanding the foregoing, during any Test Period in which any Permitted Acquisition is consummated (x) Consolidated Interest Charges for such Test Period shall be calculated on a Pro Forma Basis as if such Permitted Acquisition had been consummated on the first day of such Test Period and (y) there shall be included in determining the Consolidated Interest Charges for such period, without duplication, the Acquired Interest Charges of any Person or business, or attributable to any property or asset, acquired by the Borrower or any Subsidiary during such period (but not the Acquired Interest Charges of any related Person or business or any Acquired Interest Charges attributable to any assets or property, in each case to the extent not so acquired) in connection with such Permitted Acquisition to the extent not subsequently sold, transferred, abandoned or otherwise disposed by the Borrower or such Subsidiary, based on the actual Acquired Interest Charges of such acquired entity or business for such period (including the portion thereof occurring prior to such acquisition or conversion). “Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Test Period, determined in accordance with GAAP; provided, that Consolidated Net Income shall exclude (a) non-cash extraordinary gains and extraordinary losses for such Test Period, (b) the net income of any Subsidiary during such Test Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or applicable Law applicable to such Subsidiary during such Test Period, except that the Borrower’s equity in any net loss of any such Subsidiary for such Test Period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such Test Period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such Test Period shall be included in Consolidated Net Income up to the net amount of cash actually received by the Borrower or a Subsidiary from such Person during such Test Period as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) of this proviso). “Consolidated Secured Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by Liens on the Collateral on an equal, senior or junior priority basis with the Liens on the Collateral securing the Secured Obligations. “Consolidated Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP consisting only of (i) Indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (iii) drawn but unreimbursed obligations under letters of credit, (iv) purchase money obligations and obligations in respect of Capitalized Leases, (v) obligations (other than any such obligations that have been cash collateralized or are supported by a cash collateralized letter of credit in favor of the applicable insurer to the extent of such cash collateral or such cash collateralized letter of credit, but only to the extent of the performance security requirement of the applicable instrument that is represented by such cash collateral or cash collateralized letter of credit) related to bank guaranties, surety bonds, performance bonds and similar instruments when such amounts become due and payable and included as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP and (vi) earn-outs, holdbacks and other deferred or contingent purchase price obligations; provided, that (x) any obligations under commercial letters of

17 credit shall be counted as Consolidated Total Debt upon being drawn, (y) any earn-outs, holdbacks and other deferred or contingent purchase price obligations shall be counted as Consolidated Total Debt when accrued and included as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP and (z) royalties (and other contingent payment obligations in the nature of a royalty payment (including those calculated based on a percentage of sales) shall be counted as Consolidated Total Debt to the extent such liability exceeds the corresponding intangible item included on the consolidated balance sheet of the Borrower and its Subsidiaries, provided that any such corresponding intangible item shall be discernible and reasonably identifiable). For the avoidance of doubt, it is understood that obligations under Swap Contracts do not constitute Consolidated Total Debt. “Consolidated Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Consolidated Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period less the Unrestricted Cash Amount as of such date to (b) Consolidated EBITDA for such Test Period. “Consolidated Working Capital” means, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be (a) calculated without regard to any changes in Current Assets or Current Liabilities as a result of (i) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent, (ii) the effects of purchase accounting, (iii) the effect of fluctuations in the amount of accrued or contingent obligations, assets or liabilities under Swap Contracts or (iv) any impact of foreign exchange translations and (b) adjusted to eliminate any distortion resulting from mergers, acquisitions and dispositions occurring during the applicable period. “Contract Consideration” has the meaning set forth in the definition of “Excess Cash Flow.” “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. Without in any way limiting the foregoing, Contractual Obligations shall include the Senior Notes Indenture and the ABL Credit Agreement, and any instruments, documents or agreements executed or delivered in connection therewith by which the Borrower or its Subsidiaries are bound. “Control” has the meaning set forth in the definition of “Affiliate.” “Control Agreement” means, with respect to any deposit account or securities account, an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent (or the ABL Administrative Agent, as the case may be), the financial institution or other Person at which such account is maintained and the Loan Party maintaining such account, effective to grant “control” (as defined in Article 8 or Article 9 under the applicable UCC), or otherwise perfect (in any comparable manner with respect to any non-U.S. jurisdiction) over such account to the Administrative Agent. “Convertible Indebtedness” means unsecured Indebtedness of the Borrower (and not any Subsidiary and not guaranteed by any Subsidiary) permitted to be incurred hereunder that is either (a) convertible into or exchangeable for Qualified Equity Interests of the Borrower (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such Equity Interests of a

18 market measure of such Equity Interests), or a combination thereof, or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for Qualified Equity Interests of the Borrower or cash (in an amount determined by reference to the price of such Equity Interests); provided, that the final maturity date of such Convertible Indebtedness is not prior to the date that is 91 days after the Maturity Date, and the terms, conditions and covenants of such Convertible Indebtedness shall be customary for similar convertible transactions in the public markets and shall not, taken as a whole, be materially more restrictive than those set forth in this Agreement; provided further that any cross-default or cross-acceleration provision included therein shall provide for a minimum 30-day cure period. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning set forth in Section 10.23. “Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Junior Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) other Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Term Loans (or unused Initial DDTL Commitments), or any then-existing Credit Agreement Refinancing Indebtedness (the “Refinanced Debt”); provided that (i) such Credit Agreement Refinancing Indebtedness shall not mature (or require commitment reductions) prior to the maturity date of the Refinanced Debt, and, in the case of any refinancing of Term Loans, such Credit Agreement Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt, (ii) such Credit Agreement Refinancing Indebtedness shall not have an aggregate principal amount (including any unutilized commitments) greater than the aggregate principal amount (including any unutilized commitments) of the Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses associated with the refinancing, (iii) [reserved], (iv) the terms and conditions of such Credit Agreement Refinancing Indebtedness (except as otherwise provided in this definition) shall be as agreed between the Borrower and the financing sources providing such Credit Agreement Refinancing Indebtedness, subject to the limitations set forth herein (provided that, if the terms of such Credit Agreement Refinancing Indebtedness are not consistent with the terms of the Refinanced Debt, such terms shall not be materially more favorable, in any material respect (as determined by the Administrative Agent in good faith), to such financing sources than the terms of the Refinanced Debt unless (I) the Lenders under the Term Facility also receive the benefit of such more favorable terms pursuant to an amendment subject solely to the reasonable satisfaction of the Administrative Agent or (II) any such more favorable terms apply only after the Maturity Date of the Initial Term Loans and the Initial DDTL Loans), (v) [reserved], (vi) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, substantially concurrently with the issuance, incurrence or obtaining of such Credit Agreement Refinancing Indebtedness, (vii) such Credit Agreement Refinancing Indebtedness shall not be guaranteed by any Subsidiary that is not a Loan Party (it being understood that, to the extent any proceeds of such Refinancing Term Loans are subject to, and

19 deposited into, any escrow or other similar arrangement with a Subsidiary of the Borrower that is not a Guarantor, such Subsidiary may provide a guarantee pursuant to the documentation governing any such escrow or other similar arrangement with respect to such Refinancing Term Loans and it being agreed that such Credit Agreement Refinancing Indebtedness shall not be required to be guaranteed by all Loan Parties), (viii) to the extent such Credit Agreement Refinancing Indebtedness is secured, it shall not be secured by any property or assets other than the Collateral (it being agreed that such Credit Agreement Refinancing Indebtedness shall not be required to be secured by all of the Collateral); provided that, with respect to any proceeds of such Refinancing Term Loans that are subject to an escrow or other similar arrangement, a Subsidiary of the Borrower that is not a Guarantor may deposit cash and cash equivalents to cover interest and premium pursuant to the documentation governing any such escrow or other similar arrangement, (ix) if such Credit Agreement Refinancing Indebtedness is secured by the Collateral (or any portion thereof), a Senior Representative acting on behalf of the holders of such Credit Agreement Refinancing Indebtedness shall have become party to the ABL Intercreditor Agreement (or the ABL Intercreditor Agreement shall have been amended or replaced in a manner reasonably acceptable to the Borrower and the Administrative Agent, which results in such Senior Representative having rights to share in the applicable Collateral on a pari passu basis (without regard to the control of remedies) or a junior lien basis to the Secured Obligations, as applicable), (x) if the Refinanced Debt is contractually subordinated in right of payment to, or secured by a Lien on the Collateral (or any portion thereof) that is junior in priority to the Liens on the applicable Collateral securing, the then outstanding Term Facility, or if the Refinanced Debt is senior unsecured Indebtedness, then any Credit Agreement Refinancing Indebtedness shall be contractually subordinated in right of payment to, or secured by a Lien on the Collateral (or any portion thereof) that is junior in priority to the Liens on the applicable Collateral securing, the then outstanding Term Facility, or shall be senior unsecured Indebtedness or contractually subordinated Indebtedness, as applicable, pursuant to a customary subordination agreement or intercreditor agreement or provisions, as applicable, reasonably satisfactory to the Administrative Agent, (xi) [reserved], (xii) any Credit Agreement Refinancing Indebtedness shall be pari passu or junior in right of payment and, if secured, secured on a pari passu (without regard to the control of remedies) or junior basis with the then outstanding Term Facility and shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent, and (xiii) any Credit Agreement Refinancing Indebtedness may participate (x) on a pro rata basis or less than pro rata basis in any voluntary prepayments hereunder and (y) on a pro rata basis (only to the extent such Credit Agreement Refinancing Indebtedness is secured on a pari passu basis with the then outstanding Term Facility (in each case without regard to the control of remedies) and not subordinated in right of payment) or less than pro rata basis (but not greater than pro rata basis) (or, if such Credit Agreement Refinancing Indebtedness is subordinated in right of payment or security, on a less than pro rata basis) in any mandatory prepayments hereunder and shall not require any mandatory prepayments in addition to those hereunder; provided, further, that in determining if the foregoing conditions in this proviso are met, a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent (and provided to the Lenders) at least five Business Days prior to such exchange, modification, refinancing, refunding, renewal, replacement, repurchase, retirement or extension, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that the Required Lenders disagree with such determination (including a reasonable description of the basis of such disagreement). “Credit Extension” means a Borrowing. “Current Assets” means, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current

20 assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments). “Current Liabilities” means, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) the current portion of interest expense, (c) accruals for Capital Expenditures, (d) accruals for Restricted Payments, (e) accruals for current or deferred Taxes based on income or profits, (f) accruals of any costs or expenses related to restructuring reserves, (g) deferred revenue, (h) any ABL Revolving Loans, (i) any earn-out obligations or deferred purchase price obligations and (j) the current portion of pension liabilities. “Debtor Relief Laws” means the Bankruptcy Code of the United States, the BIA, the CCAA and the Winding-up and Restructuring Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement (voluntary, scheme or otherwise), receivership, examinership, insolvency, reorganization or similar debtor relief Laws of the United States, Canada (or any province or territory thereof) or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that, with the giving of any notice, the passage of time, or both, without cure or waiver hereunder, would be an Event of Default. “Default Rate” means with respect to principal and any other amount (including overdue interest), an interest rate equal to the interest rate (including any Applicable Rate and the Term SOFR component of such interest rate) otherwise applicable to such Loan, plus 5.0% per annum, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within one Business Day of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, (d) has failed, within two Business Days after request by the Administrative Agent, to pay any amounts owing to the Administrative Agent or the other Lenders or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, examiner, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, or (iv) become the subject of a Bail-In Action;

21 provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination to the Borrower and each Lender. “Deposit Account” means any “deposit account” as defined in Article 9 of the UCC. “Disposed EBITDA” shall mean, with respect to any Person or business Disposed of, for any period, the amount for such period of Consolidated EBITDA of any such Person or business so Disposed (determined using such definitions as if references to the Borrower and its Subsidiaries therein were to such Person or business), as calculated by the Borrower in good faith. “Disposition” or “Dispose” means the sale, transfer (including pursuant to a Division), license, lease or other disposition (including any sale-leaseback transaction and any sale or issuance of Equity Interests (other than directors’ qualifying shares or other shares required by applicable Law) in a Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests and cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than (i) solely for Qualified Equity Interests and cash in lieu of fractional shares or (ii) as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (c) provides for the scheduled payments of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Latest Maturity Date at the time of issuance of such Equity Interests; provided that if such Equity Interests are issued (x) pursuant to a plan for the benefit of employees of the Borrower or any of the Subsidiaries or (y) by any such plan to any such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or any Subsidiary in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lender” means (i) those Persons identified in writing by the Borrower to the Arranger on or prior to the Closing Date (a copy of which has been provided to the Administrative Agent) (or, if after the Closing Date, upon written notice to the Administrative Agent, and with the consent (not to be unreasonably withheld, conditioned or delayed) of the Administrative Agent), (ii) any other Person identified by name by the Borrower in writing to the Administrative Agent from time to time after the Closing Date to the extent such Person is or becomes a competitor of the Borrower and/or the Subsidiaries and (iii) any Affiliate of any Person referred to in clause (i) or (ii) above that is identified by name by the Borrower in writing to the Administrative Agent from time to time or that is reasonably identifiable as an Affiliate on the basis of its name; provided that a “competitor” or an Affiliate of any Person referred to in clause (i) or (ii) above shall not include any Bona Fide Debt Fund; provided, that updates to the Disqualified Lender list shall not retroactively invalidate or otherwise affect any (A) assignments or participations made

22 to, (B) any trades entered into with or (C) information provided to, any Person before it was designated as a Disqualified Lender. It is acknowledged and agreed by the Borrower that the Administrative Agent shall be permitted to disclose to any Lender or potential assignee, upon such Lender’s or potential assignee’s request, whether any potential assignee or participant is a Disqualified Lender. “Division” has the meaning set forth in Section 1.13. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined, that U.S. dollar-denominated syndicated credit facilities are being executed or amended, as applicable, at such time, to incorporate or adopt a new benchmark interest rate to replace SOFR, and (b) the joint election by the Administrative Agent and the Borrower to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “Ebanga Obligation” means the obligation of Emergent Manufacturing Operations Baltimore LLC (“Ebanga Purchaser”) to pay up to $[***] to Ridgeback Biotherapeutics, L.P., a Delaware limited partnership (“Ebanga Seller”), as a contingent payment owing to Ebanga Seller as a result of the asset purchase agreement between Ebanga Purchaser and Ebanga Seller, pursuant to which Ebanga Purchaser purchased the Ebanga product line that is described in the Borrower’s filings with the SEC prior to the Closing Date. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Yield” means, as to any Indebtedness as of any date of determination, the sum of (i) the higher of (A) Term SOFR on such date for a deposit in dollars with a maturity of one month and (B) the Floor, if any, with respect thereto as of such date, (ii) the interest rate margin as of such date, (with such interest rate margin and interest to be determined by reference to Term SOFR) and (iii) the amount of OID and upfront fees (which shall be deemed to constitute like amounts of OID) or similar fees paid or payable by the Borrower generally to all lenders with respect to such Indebtedness (with OID and upfront or similar fees being equated to interest rate based on an assumed four-year average life to maturity on a straight-line basis and without any present value discount). “Electronic Signature” has the meaning set forth in Section 10.11.

23 “Eligible Assignee” has the meaning set forth in Section 10.07(a)(i). “Enforcement Qualifications” has the meaning set forth in Section 5.04. “Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata or sediment, and natural resources such as wetlands, flora and fauna or as otherwise defined in any Environmental Law. “Environmental Laws” means any applicable Law relating to pollution, the protection of the Environment, or the protection of worker health and safety as it relates to exposure to Hazardous Materials, including Laws relating to the manufacture, generation, handling, transport, storage, treatment or Release of Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Subsidiary directly or indirectly resulting from or based upon (a) actual noncompliance by any Loan Party or Subsidiary with any Environmental Law including any failure to obtain, maintain or comply with any Environmental Permit, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials by any Loan Party or Subsidiary, (c) exposure to any Hazardous Materials by any Loan Party or any Subsidiary, (d) the Release or threatened Release of any Hazardous Materials by any Loan Party or any Subsidiary or (e) any contract or agreement entered into by any Loan Party or Subsidiary pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities); provided, that any instrument evidencing Indebtedness convertible or exchangeable for Equity Interests shall not be deemed to be Equity Interests unless and until such instrument is so converted or exchanged. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with the regulations thereunder, in each case as in effect from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with a Loan Party or any Subsidiary or is treated as a single employer within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a written notification from a Multiemployer Plan that a complete or partial withdrawal by a Loan Party, any Subsidiary or any ERISA Affiliate has occurred or that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in “endangered”, “critical” or “critical and declining” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment

24 as a termination under Sections 4041(c) or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that would reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA, whether or not waived, or the filing, pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for the waiver of the minimum funding standard with respect to any Pension Plan; (h) a failure by a Loan Party, any Subsidiary or any ERISA Affiliate to make a required contribution to a Multiemployer Plan; (i) with respect to any Pension Plan, the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which would reasonably be expected to result in liability to a Loan Party or any Subsidiary; (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party, any Subsidiary or any ERISA Affiliate; (k) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to Section 303(k) of ERISA with respect to any Pension Plan or (l) with respect to any Foreign Plan, (i) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of a Foreign Plan, or (ii) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Plan required to be registered. “Escrow” has the meaning set forth in the definition of “Indebtedness.” “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 8.01. “Excess Cash Flow” means, for any period that is a fiscal year, an amount equal to: (a) the sum, without duplication, of: (i) Consolidated Net Income for such period, (ii) the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such period, (iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, (v) expenses deducted from Consolidated Net Income during such period in respect of expenditures made during any prior period for which a deduction from Excess Cash Flow was made in such prior period pursuant to clause (b)(xi), (xii), (xiii), (xv) or (xvi) below, (vi) cash income or gain (actually received in cash) excluded from the calculation of Consolidated Net Income for such period pursuant to the definition thereof,

25 (vii) the amount deducted as tax expense (solely in connection with taxes on income and profits) in determining Consolidated Net Income to the extent in excess of cash taxes (including penalties and interest on tax reserves), paid during such period; and (viii) any cash payment received by the Borrower or any Subsidiary during such period with respect to any amount deducted from Excess Cash Flow in a prior period pursuant to clause (b)(xv) below; minus (b) the sum, without duplication, of: (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, and cash charges to the extent included in arriving at such Consolidated Net Income, (ii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of (x) Capital Expenditures or (y) acquisitions of intellectual property made in cash during such period, to the extent that such Capital Expenditures or acquisitions were not financed with proceeds of long-term debt (other than revolving loans), (iii) to the extent not financed with proceeds of long term debt (other than revolving loans), the aggregate amount of all principal payments of Indebtedness of the Borrower or its Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any scheduled repayment of Initial Term Loans or Initial DDTL Loans pursuant to Section 2.07, Extended Term Loans, Refinancing Term Loans, Incremental Term Loans or Replacement Term Loans and any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition, but excluding (X) all other voluntary prepayments of Term Loans and (Y) all prepayments or repayments in respect of any revolving credit facility, including the ABL Facility, unless accompanied by an equivalent permanent reduction of the related commitments), (iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v) increases in Consolidated Working Capital for such period, (vi) cash payments made or committed to be made by the Borrower or its Subsidiaries during such period in respect of long-term liabilities or long-term assets of the Borrower and its Subsidiaries other than Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the extent not financed with the proceeds of long-term debt (other than revolving loans); provided that such committed amounts that are deducted from the calculation of Excess Cash Flow pursuant to this clause (vi) that are not so used in accordance herewith during such period shall be included in the calculation of Excess Cash Flow for the subsequent period, (vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Permitted Acquisitions and Investments (other than Investments made in reliance on Section 7.02(a) or 7.02(c)) made in cash during such

26 period to the extent that such Investments and acquisitions were not financed with the proceeds of long-term debt (other than revolving loans), (viii) the amount of Restricted Payments made in cash permitted hereunder pursuant to Section 7.06 (other than pursuant to Section 7.06(a) or 7.06(b)) and the amount of payments made in cash permitted under Section 7.13(a), in each case to the extent such Restricted Payments or other payments were not financed with the proceeds of long-term debt (other than revolving loans), (ix) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the extent not financed with the proceeds of long-term debt (other than revolving loans), cash payments made in respect of earn-outs and deferred purchase price obligations, (x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, in each case to the extent not financed with the proceeds of long-term debt (other than revolving loans) and not deducted in calculating Consolidated Net Income, (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, and at the option of the Borrower, (i) the aggregate consideration required to be paid in cash by the Borrower and its Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Investments (other than Investments made in reliance on Section 7.02(a) or 7.02(c)) or Capital Expenditures to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments then due and payable that have been added to Excess Cash Flow pursuant to clause (a)(ii) above required to be made, in each case during the four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount (excluding any proceeds of long-term debt (other than revolving loans)) actually utilized to finance such Permitted Acquisitions, Investments or Capital Expenditures during such period is less than the Contract Consideration the amount of such shortfall shall be added to the calculation of Excess Cash Flow for the next fiscal year, (xii) the amount of cash taxes (including penalties and interest or tax reserves) paid or tax reserves set aside or payable in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, (xiii) cash expenditures in respect of Swap Contracts during such period to the extent not deducted in arriving at such Consolidated Net Income, (xiv) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset (so long as any such amortization or expense in such future period is added back to Excess Cash Flow in such future period as provided in clause (a)(ii) above), (xv) reimbursable or insured expenses incurred and paid in cash during such fiscal year to the extent that such reimbursement has not yet been received and to the extent not deducted in arriving at such Consolidated Net Income, and

27 (xvi) cash expenditures for costs and expenses in connection with acquisitions or Investments (other than Investments in Cash and Cash Equivalents), dispositions, the issuance of equity interests or Indebtedness, refinancing transactions or amendment or modification of any debt instrument to the extent not deducted in arriving at such Consolidated Net Income. Notwithstanding anything in the definition of “Excess Cash Flow” to the contrary (including in the definition of any term used herein), (i) all components of Excess Cash Flow shall be computed for the Borrower and its Subsidiaries on a consolidated basis and (ii) all deductions from Excess Cash Flow pursuant to clause (b) above shall be without duplication of any dollar-for-dollar reductions to the amount of mandatory prepayments required pursuant to Section 2.05(b)(i), to the extent the Borrower elects to reduce the prepayment amount otherwise required under Section 2.05(b)(i) in reliance on clause (B) of such section. “Excess Cash Flow Period” means each fiscal year of the Borrower commencing with and including the fiscal year ended December 31, 2027. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Accounts” means Excluded Deposit Accounts and Excluded Securities Accounts. “Excluded Assets” means (i) any real property (other than Material Real Property) owned by a Loan Party and any leasehold interests in real property leased by a Loan Party; (ii) any lease, license, contract, document, instrument or agreement to which any Loan Party is a party, to the extent that the creation of a Lien on such assets would, under the express terms of such lease, license, contract, document, instrument or agreement, result in a breach of the terms of, or constitute a default under, such lease license, contract, document, instrument or agreement or the creation of a right of termination in favor of, or require the consent of, to the extent not otherwise obtained, any other party thereto (other than the Loan Parties and their Subsidiaries); (iii) any property, to the extent the granting of a Lien therein is prohibited by applicable Law (other than to the extent that such prohibition would be rendered ineffective pursuant to Sections 9- 406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable Law); (iv) any property that is subject to a purchase money Lien or an obligation in respect of a Capitalized Lease permitted under the Loan Documents if the agreement pursuant to which such Lien is granted (or the document providing for such Capitalized Lease) prohibits the creation by such Loan Party of a Lien thereon or requires the consent of any Person, other than the Loan Parties and their Subsidiaries, which has not been obtained as a condition to the creation of any other Lien on such property; (v) Equity Interests in any Person that is not a Wholly-Owned Subsidiary of a Loan Party, to the extent a Lien thereon is prohibited by or requires consent under the organizational documents of such Person (other than the Loan Parties and their Subsidiaries) and such consent has not been obtained (after using commercially reasonable efforts to obtain such consent) or such Equity Interests constitute minority ownership of a non-United States entity; (vi) any United States federal “intent to use” trademark applications to the extent that, and solely during the period that, the grant of a security interest therein would impair the validity or enforceability or render void or result in the cancellation of, any registration issued as a result of such “intent to use” trademark application under applicable U.S. federal Law; provided, that upon the submission and acceptance by the United States Patent and Trademark Office of an Amendment to Allege Use or a verified Statement of Use pursuant to 15 U.S.C. Section 1501(c) or (d), respectively, such “intent to use” trademark application shall cease to constitute Excluded Assets; (vii) any Equity Interests in or assets of (a) other than in the case of any Foreign Guarantor or Foreign Guarantor FSHCO, each CFC or FSHCO in excess of 65% of all issued and outstanding voting and 100% of all issued and outstanding nonvoting Equity Interests of such CFC or FSHCO (excluding any CFC or FSHCO that is treated as a disregarded entity for tax purposes) solely to the extent such additional pledge would cause a material adverse tax consequence for the

28 Borrowers and their Subsidiaries, taken as a whole, as confirmed by the Administrative Agent at the direction of the Required Lenders and (b) each Domestic Subsidiary of a Foreign Subsidiary that is a CFC or a FSHCO (other than a Foreign Guarantor or a Foreign Guarantor FSHCO); (viii) Vehicles or other assets that are subject to certificates of title, except to the extent perfection of a security interest therein may be accomplished by filing of financing statements; (ix) any assets of any Loan Party where Administrative Agent and the Borrower determine that the cost of obtaining or perfecting a Lien in such assets is excessive in relation to the value afforded thereby; (x) any Equity Interest in Emergent Product Development Germany GmbH solely to the extent that the assets of Emergent Product Development Germany GmbH do not exceed $[***]; (xi) the collateral account with account number 5025590706 established by the Borrower with JPMorgan Chase Bank, N.A. to secure the Borrower’s obligations with respect to (1) that certain letter of credit NUSCG047865 and (2) the credit card program with JPMorgan Chase Bank, N.A., in the case of this clause (2) solely to the extent that the cash collateral securing such credit card program does not exceed $[***]; (xii) any Deposit Accounts described in clauses (a) and (b) of the definition of “Excluded Deposit Account”; (xiii) any Securities Account described in clause (a) of the definition of “Excluded Securities Account”; and (xiv) other than in the case of any Foreign Guarantor, any assets of a Loan Party which are domiciled in a jurisdiction other than the United States of America or any other Security Jurisdiction (or any subdivision thereof) and are subject to Liens in favor of the Administrative Agent under a Collateral Document governed by the laws of that other jurisdiction. Notwithstanding the foregoing, (x) Excluded Assets shall not include the Proceeds, products, substitutions or replacements of any Excluded Assets (except to the extent that such Proceeds, products, substitutions or replacements shall themselves constitute Excluded Assets) and (y) in the event that any limitation, restriction or exclusion above ceases to exist (or any required consent shall have been obtained), then such Excluded Assets shall immediately and automatically be deemed at all times thereafter constitute Collateral without any further action hereunder. “Excluded Deposit Account” means, collectively, (a) Deposit Accounts established solely for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees, (b) Deposit Accounts established as trust, escrow or fiduciary accounts, (c) Deposit Accounts that are established solely for the collection and receipt of any Government Receivables (as defined in the Security Agreement), (d) Deposit Accounts that are zero balance accounts and (e) Deposit Accounts with amounts on deposit that, when aggregated with (x) the amounts on deposit in all other Deposit Accounts for which Control Agreements have not been obtained (other than those specified in clauses (a), (b), and (c)) and (y) the value of investments held in Excluded Securities Accounts under clause (b)(x) of the definition thereof for which Control Agreements have not been obtained, do not exceed $[***] at any time. “Excluded Securities Account” means, collectively, (a) Securities Accounts established solely for the purpose of funding payroll, payroll taxes and other compensation and benefits to employees, and (b) Securities Accounts with a value of investments held therein that, when aggregated with (x) the value of investments held in all other Securities Accounts for which Control Agreements have not been obtained (other than those specified in clause (a)) and (y) the amounts on deposit in Excluded Deposit Accounts under clause (e)(x) of the definition thereof for which Control Agreements have not been obtained, do not exceed $[***] at any time. “Excluded Subsidiary” means (a) any Immaterial Subsidiary, (b) other than in the case of any Foreign Guarantor or Foreign Guarantor FSHCO, any Foreign Subsidiary that is a CFC or a FSHCO, (c) any direct or indirect Domestic Subsidiary of a Foreign Subsidiary that is a CFC or a FSHCO (other than a Foreign Guarantor or Foreign Guarantor FSHCO) and (d) each other Subsidiary with respect to which, the Loan Parties and Administrative Agent (acting in its reasonable discretion) agree that a guarantee of the Obligations to be provided could reasonably be expected to result in a material adverse tax consequence for the Loan Parties and their Subsidiaries, taken as a whole, as confirmed by Administrative Agent in its

29 reasonable discretion. “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (a “Swap Obligation”), if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). “Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of a Loan Party hereunder or under any other Loan Document, any of the following Taxes imposed on or with respect to (including any Taxes required to be withheld or deducted from) any payment under any Loan Document, (i) any Taxes imposed on or measured by net income, however denominated, franchise Taxes, and branch profits Taxes, in each case imposed by a jurisdiction as a result of the Administrative Agent, Lender or recipient being organized under the laws of, or having its principal office or applicable lending office in, such jurisdiction imposing such Tax, or that are Other Connection Taxes, (ii) any Taxes attributable to the failure of such Lender, the Administrative Agent or recipient to comply with Section 3.01(d) or 3.01(g), (iii) any U.S. federal withholding Tax that is in effect and would apply to amounts payable hereunder to or for the account of a Lender with respect to an applicable interest in a Loan or Commitment pursuant to any applicable Law at such time such Lender acquires such interest in the applicable Commitment, or designates a new Lending Office, except in each case to the extent such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts from any Loan Party pursuant to Section 3.01, and (iv) any U.S. withholding Taxes imposed under FATCA. “Existing Term Loan Credit Agreement” means that certain Credit Agreement, dated as of August 30, 2024, among the Borrower, the lenders from time to time party thereto and OHA Agency LLC, as administrative agent. “Existing Term Loan Tranche” has the meaning set forth in Section 2.16(a). “Export Controls” has the meaning set forth in Section 5.17(a). “Extended Term Loans” has the meaning set forth in Section 2.16(a). “Extending Term Lender” has the meaning set forth in Section 2.16(c). “Extension” means the establishment of an Extension Series by amending a Loan pursuant to the terms of Section 2.16 and the applicable Extension Amendment. “Extension Amendment” has the meaning set forth in Section 2.16(d).

30 “Extension Election” has the meaning set forth in Section 2.16(c). “Extension Request” means any Term Loan Extension Request. “Extension Series” means any Term Loan Extension Series. “Facility” means the Term Facility. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement, treaty or convention among Governmental Authorities (and related legislation, rules or official administrative guidance) implementing the foregoing. “FCPA” has the meaning set forth in Section 5.17(a). “FDA” means the U.S. Food and Drug Administration (or analogous foreign, state, provincial, territorial or local Governmental Authority) and any successor thereto. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the NYFRB on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions by three commercial banks of recognized standing, as determined by the Administrative Agent; provided, further, that if any of the aforesaid rates shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “Fee Letter” means the Fee Letter, dated April 16, 2026, among the Borrower and the Administrative Agent. “Floor” means 3.00% per annum. “Foreign Guarantor” means any Guarantor organized, formed or incorporated (or any analogous term) in a Security Jurisdiction (other than the United States). “Foreign Guarantor FSHCO” means a FSHCO that has no material assets other than direct or indirect equity interests (or equity interests and Indebtedness) of one or more direct or indirect Foreign Guarantors and its Subsidiaries. “Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA) that is not subject to US law or Canadian law and is maintained or contributed to by any Loan Party or any Subsidiary (other than any plan that is maintained exclusively by a Governmental Authority), and which plan is not subject to ERISA or the Code. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower which is not a Domestic Subsidiary.

31 “Fronted Delayed Draw Term Loans” has the meaning set forth in Section 2.02(h). “FSHCO” means any direct or indirect Domestic Subsidiary of the Borrower that has no material assets other than direct or indirect equity interests (or equity interests and Indebtedness) of one or more direct or indirect Foreign Subsidiaries that are CFCs or FSHCOs. “Fund” means any Person (other than a natural person) that (i) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that, subject to Section 1.03, if the Borrower notifies the Administrative Agent that it requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Governmental Authority” means any foreign or domestic, federal, state, provincial, territorial, local government or other political subdivision thereof, agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national body exercising such powers or functions, such as the European Union or the European Central Bank). “Granting Lender” has the meaning set forth in Section 10.07(i). “Grantor” has the meaning set forth in the Security Agreement and the Canadian Security Agreement. “Guarantee” means, as to any Person, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment or performance of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning set forth in Section 11.01.

32 “Guarantor Joinder Agreement” means a joinder agreement, in substantially the form of Exhibit L hereto or otherwise in a form reasonably acceptable to the Administrative Agent, pursuant to which a Guarantor agrees to guarantee the Guaranteed Obligations. “Guarantors” has the meaning set forth in the definition of “Collateral and Guarantee Requirement”. “Guaranty” means, collectively, the guaranty of the Guaranteed Obligations by the Guarantors pursuant to this Agreement. “Hazardous Materials” means all materials, substances or wastes, all pollutants or contaminants, in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, per- or polyfluoroalkyl substances, radon gas and toxic mold, that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law. “Historical Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2025 and the related audited and consolidated statements of operations, changes in members’ equity and cash flows for the fiscal year ended December 31, 2025. “IFRS” means international accounting standards as promulgated by the International Accounting Standards Board. “Immaterial Subsidiary” means any Subsidiary of the Loan Parties (other than a Borrower) that (a) together with its Subsidiaries, (i) contributed less than two and one-half percent (2.5%) of the total revenues of the Loan Parties and their Subsidiaries, on a consolidated basis, during the most recent Test Period, and (ii) as of any applicable date of determination has assets that constitute less than two and one- half percent (2.5%) of the aggregate net book value of the assets of the Loan Parties and their Subsidiaries, on a consolidated basis (each of which calculations, for any Immaterial Subsidiary organized or acquired since the end of such period or such date, as the case may be, shall be determined on a Pro Forma Basis as if such Subsidiary were in existence or acquired on such date) and (b) does not own any other Subsidiaries (other than Immaterial Subsidiaries). Notwithstanding the foregoing, in no event shall any Subsidiary be designated as an Immaterial Subsidiary if it (i) has total revenue or assets of such Subsidiary, when taken together with the total revenues or assets of all then existing Immaterial Subsidiaries, would exceed five percent (5%) of the total revenues or aggregate net book value of the assets, as applicable, of the Loan Parties and their Subsidiaries; (ii) owns, holds or exclusively licenses any Material Asset, (iii) owns the Equity Interests of a Subsidiary that is not an Immaterial Subsidiary or (iv) is an obligor or guarantor of any Junior Financing, the Senior Notes or the ABL Obligations. As of the Closing Date, the Immaterial Subsidiaries are set forth on Schedule 1.01B. “Incremental Amendment” has the meaning set forth in Section 2.14(f). “Incremental Arranger” has the meaning set forth in Section 2.14(a). “Incremental Equivalent Debt” has the meaning set forth in Section 7.03(z). “Incremental Facility” means the Incremental Term Loans. “Incremental Facility Closing Date” has the meaning set forth in Section 2.14(d). “Incremental Request” has the meaning set forth in Section 2.14(a).

33 “Incremental Term Commitments” has the meaning set forth in Section 2.14(a). “Incremental Term Lender” has the meaning set forth in Section 2.14(c). “Incremental Term Loan” has the meaning set forth in Section 2.14(b). “Incurrence Based Amounts” has the meaning set forth in Section 1.12(a). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments (excluding letters of credit issued in respect of trade payables); (c) net obligations of such Person under any Hedge Agreement; (d) all obligations of such Person to pay the deferred purchase price (including, without limitation, in the form of earnouts, milestones and other contingent payment obligations but not until such obligations become a liability on the consolidated balance sheet of such Person in accordance with GAAP) of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person; (g) all obligations of such Person in respect of Disqualified Equity Interests of such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, in each case to the extent required to be included as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person (x) shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person and (y) shall not include (i) prepaid or deferred revenue arising in the ordinary course of business and (ii) endorsements of checks or drafts arising in the ordinary course of business.

34 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning set forth in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates. “Individual Asset Sale Sweep Threshold” has the meaning set forth in Section 2.05(b)(ii). “Information” has the meaning set forth in Section 10.08. “Information and Collateral Certificate” means an Information and Collateral Certificate, delivered by the Borrower to the Administrative Agent pursuant to Section 4.01(h). “Initial DDTL Borrowing” means a borrowing consisting of Initial DDTL Loans of the same Class and having the same Interest Period, made by each of the Initial DDTL Lenders pursuant to Section 2.01(c), or under any Extension Amendment or Refinancing Amendment. “Initial DDTL Commitment” means, with respect to each Initial DDTL Lender, the commitment of such Initial DDTL Lender to make Initial DDTL Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Initial DDTL Lender’s name on Schedule 1.01A under the caption “Initial DDTL Commitment” or in the Assignment and Assumption pursuant to which such Initial DDTL Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Initial DDTL Lenders’ Initial DDTL Commitments on the Closing Date is $75,000,000. “Initial DDTL Commitment Expiration Date” has the meaning set forth in Section 2.02(i). “Initial DDTL Extension” means the making of an Initial DDTL Loan. “Initial DDTL Facility” means the Initial DDTL Commitments and the Initial DDTL Loans. “Initial DDTL Lender” means any Lender with an Initial DDTL Commitment or an outstanding Initial DDTL Loan. “Initial DDTL Loans” means loans made to the Borrower in respect of Initial DDTL Commitments pursuant to Section 2.02. “Initial Lender” means each Lender party hereto on the Closing Date. “Initial Term Commitment” means, as to each Term Lender, its obligation to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Initial Term Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Initial Term Commitments on the Closing Date is $150,000,000.

35 “Initial Term Loans” means the term loans made by the applicable Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a). “Intellectual Property Security Agreement” has the meaning set forth in the Security Agreement. “Intercompany Note” means a promissory note substantially in the form of Exhibit G. “Intercreditor Agreement” means (i) the ABL Intercreditor Agreement and (ii) any other intercreditor agreement executed in connection with any permitted transaction requiring such agreement to be executed pursuant to the terms hereof on customary terms reasonably satisfactory to the Administrative Agent. “Interest Payment Date” means (a) as to any Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates, (b) [reserved] and (c) to the extent necessary to create a “fungible” Class of Term Loans (as determined by the Borrower and the applicable Lenders funding the additional Term Loans) and to the extent set forth in the documentation evidencing the applicable additional Term Loans, any Business Day that such additional Term Loans are incurred or part of such Class. “Interest Period” means, as to each Loan, the period commencing on the date such Loan is disbursed and ending on the date one, three or six months thereafter (or, if agreed to by the Administrative Agent and all Lenders under the relevant Facility, 12 months), as selected by the Borrower in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the applicable Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Subsidiaries, intercompany loans, advances or Indebtedness (in each case owing to the Borrower or any Subsidiary) having a term not exceeding 364 days (inclusive of any roll over or extension of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of (i) all or substantially all of the assets of any Person or any business unit, line of business or division thereof or (ii) all or substantially all of the customer lists of any Person or any business unit, line of business or division thereof (including, for the avoidance of doubt, “tuck in” acquisitions). For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or

36 decreases in the value of such Investment less any Returns in respect of such Investment; provided that the aggregate amount of such Returns shall not exceed the original amount of such Investment. “Investment Property” has the meaning set forth in the Security Agreement and the Canadian Security Agreement. “IP Rights” has the meaning set forth in Section 5.15. “Irish Collateral Agreements” means (a) the Irish Law Debenture, (b) the Irish Law Share Charge, and (c) any future agreement governed by Irish law and entered into by a Loan Party or any other Person for the benefit of the Lenders and/or the Administrative Agent, as applicable, in connection with this Agreement and pursuant to which a Lien or Liens is created in favour of the Lenders and/or the Administrative Agent. “Irish Companies Act” means the Companies Act 2014 (as amended) of Ireland. “Irish Guarantor” means any Guarantor that is an Irish Subsidiary. “Irish Law Debenture” means the Irish law debenture among each Irish Guarantor who is party thereto in favour of the Administrative Agent dated as of the Closing Date. “Irish Law Share Charge” means the Irish law share charge agreement in respect of the capital of Emergent Acquisition Unlimited Company (company number 634369) among the pledgor(s) named therein in favour of the Administrative Agent dated as of the Closing Date. “Irish Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of Ireland. “ITA” means Income Tax Act (Canada), as amended from time to time. “Judgment Currency” has the meaning set forth in Section 10.22. “Junior Financing” has the meaning set forth in Section 7.13(a). For the avoidance of doubt, Junior Financing shall not include the ABL Obligations. “Junior Financing Documentation” means any documentation governing any Junior Financing. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Initial Term Loans, Initial DDTL Loans, Extended Term Loans, Incremental Term Loans, Refinancing Term Loans and Replacement Term Loans, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all domestic, international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, legally binding guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the legally binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, legally binding requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “LCT Election” has the meaning set forth in Section 1.08. “LCT Test Date” has the meaning set forth in Section 1.08.

37 “Lender” has the meaning set forth in the introductory paragraph to this Agreement and their successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lending Office” means, as to any Lender, such office or offices as a Lender may from time to time notify (which may be in the form of an Administrative Questionnaire) the Borrower and the Administrative Agent. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” means any Permitted Acquisition or other similar Investment permitted hereunder, by the Borrower or one or more of its Subsidiaries whose consummation is not conditioned upon the availability of, or on obtaining, third party financing. “Liquidity” means, as of any date of determination, with respect to the Borrower and its Subsidiaries, the sum of (a) the Unrestricted Cash Amount plus (b) to the extent the conditions to borrowing set forth in the ABL Credit Agreement could be satisfied as of such date, the amount (if any) by which the aggregate ABL Commitments exceeds the outstanding amount of ABL Revolving Loans. “Loan” means an extension of credit under Article II by a Lender to the Borrower in the form of a Term Loan (including any Initial Term Loans, any Initial DDTL Loans, any Incremental Term Loans, any Extended Term Loans, any Refinancing Term Loans and any Replacement Term Loans). “Loan Documents” means, collectively, (i) this Agreement (including the schedules hereto), (ii) the Notes (if any), (iii) the Collateral Documents, (iv) the Fee Letter, (v) any Incremental Amendment, (vi) the Information and Collateral Certificate, (vii) any amendment or joinder to this Agreement, (viii) the ABL Intercreditor Agreement and any other Intercreditor Agreement, (ix) any joinder agreement and (x) any other document, instrument, agreement, certificate or other amendment, waiver or modification of the foregoing delivered to the Administrative Agent or any Lender in connection with this Agreement. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Make-Whole Amount” means with respect to any Term Loans subject to a Prepayment Event, an amount equal to the sum of (x) 3.0% of the aggregate principal amount of the Term Loans prepaid, repaid, assigned or accelerated, as applicable, and subject to such Prepayment Event plus (y) the present value at the date of such Prepayment Event of each required interest payment on such Term Loans from the date of such Prepayment Event through the date that is two years after the Closing Date (excluding accrued but unpaid interest to the date of such Prepayment Event) (such present value to be computed using a discount rate equal to the Treasury Rate one Business Day prior to such Prepayment Event plus 50 basis points). “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Master Agreement” shall have the meaning set forth in the definition of “Swap Contract.” “Material Adverse Effect” mean any event, occurrence, fact, development or circumstance that has had, or could reasonably be expected to have, a material adverse change in or material adverse effect

38 upon (i) the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Loan Parties to perform their obligations under the Loan Documents or (iii) the legality, validity, binding effect or enforceability against the Loan Parties of the Loan Documents or the rights and remedies available to or conferred upon any Secured Party under the Loan Documents. “Material Assets” means Material Intellectual Property and any other Material Property. “Material Contract” means, with respect to the Borrower and its Subsidiaries, (x) each contract listed on Schedule 1.01C and (y) each other contract to which such Person is a party involving, or reasonably expected to involve, aggregate consideration payable to or by such Person over the life of such contract (as in effect on the applicable date of determination and giving effect to any options, extensions or similar rights provided for therein) of $[***] or more. “Material Intellectual Property” means any IP Rights (i) that are necessary or required in connection with such the commercialization activities of the Borrower and its Subsidiaries, and (ii) the loss of which could reasonably be expected to result in a Material Adverse Effect. “Material Non-Public Information” means information which is (a) not publicly available and (b) material with respect to the Borrower and its Subsidiaries or its securities for purposes of United States federal and state securities laws. “Material Property” means any asset that is material to the business of the Borrower and its Subsidiaries, taken as a whole. “Material Real Property” means any fee-owned real property located in the United States that is owned by any Loan Party and that has a fair market value in excess of $[***] (at the Closing Date or, with respect to fee-owned real property acquired after the Closing Date, at the time of acquisition, or, with respect to fee owned real property owned by any Person required to become a Loan Party, at the time of formation, acquisition or designation, in each case, as reasonably estimated by the Borrower in good faith); provided, that in no event shall the real property described in the definition of “Specified Permitted Disposition” constitute Material Real Property. “Maturity Date” means (i) with respect to the Initial Term Loans and the Initial DDTL Loans, the fifth anniversary of the Closing Date, (ii) [reserved], (iii) with respect to any tranche of Extended Term Loans, the final maturity date as specified in the applicable Extension Amendment, (iv) with respect to any Incremental Term Loans, the final maturity date as specified in the applicable Incremental Amendment, (v) with respect to any Refinancing Term Loans, the final maturity date as specified in the applicable Refinancing Amendment, and (vi) with respect to any Replacement Term Loans, the final maturity date as specified in the applicable agreement; provided, that if on any date that is 91 days prior to the scheduled maturity date of the Senior Notes, the aggregate outstanding principal amount of Senior Notes (or any refinancing or replacement thereof that does not mature at least 91 days after the Maturity Date of the Initial Term Loans and the Initial DDTL Loans as of the Closing Date) as of such date exceeds $[***] then the Maturity Date shall be the date that is 91 days prior to the earliest scheduled maturity date of the Senior Notes (the “Springing Maturity Date”) unless, on the Springing Maturity Date, Liquidity is equal to or greater than the sum of (i) the amount necessary to repay in full the outstanding principal, unpaid interest and unpaid premium (if any) in respect of the Senior Notes plus (ii) $[***]; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning set forth in Section 10.10.

39 “MFN Adjustment” has the meaning set forth in Section 2.14(e)(iii). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning set forth in the definition of “Collateral and Guarantee Requirement.” “Mortgaged Properties” has the meaning set forth in the definition of “Collateral and Guarantee Requirement.” “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, and any other mortgages executed and delivered pursuant to Sections 6.11 and 6.13, in each case, as the same may from time to time be amended, restated, supplemented or otherwise modified. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) or Section 3(37) of ERISA, to which a Loan Party, any Subsidiary or any ERISA Affiliate makes or is obligated to make contributions or has any other liability under Title IV of ERISA. “Net Proceeds” means: (a) with respect to any Disposition or Casualty Event, 100% of the cash proceeds actually received by the Borrower or any of its Subsidiaries (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Disposition or Casualty Event, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees and expenses actually incurred in connection therewith, (ii) the principal amount of any Indebtedness that is secured by a Lien (other than a Lien that is pari passu or subordinated to the Liens securing the Obligations) on the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), together with any applicable premium, penalty, interest and breakage costs, (iii) [reserved], (iv) Taxes paid or reasonably estimated to be payable or, without duplication, permitted to be paid as a result thereof, (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) or clause (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction) and (vi) any funded escrow established pursuant to the documents evidencing any such sale or disposition to secure any indemnification obligations or adjustments to the purchase price associated with any such sale or disposition (provided that to the extent that any amounts are released from such escrow (other than in connection with the payment in respect of any such indemnification obligations or adjustment to purchase price) to the Borrower or a Subsidiary, such amounts net of any related expenses shall constitute Net Proceeds), and

40 (b) with respect to the incurrence or issuance of any Indebtedness, 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any of the Subsidiaries of any Indebtedness, net of all taxes paid or reasonably estimated to be payable as a result thereof and fees (including investment banking fees and discounts), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale. For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower shall be disregarded. “Non-Consenting Lender” has the meaning set forth in Section 3.07(d). “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Financing Lease Obligation” means a lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For the avoidance of doubt, an operating lease (including any lease that would not have been a Capitalized Lease under GAAP as of December 31, 2018) shall be considered a Non-Financing Lease Obligation. “Note” means a Term Note. “NYFRB” means the Federal Reserve Bank of New York. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Subsidiaries arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Loan Party or Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender may elect to pay or advance on behalf of such Loan Party in accordance with the terms of the Loan Documents. “OFAC” has the meaning set forth in Section 5.17(a). “OID” means original issue discount. “OrbiMed” means OrbiMed Royalty & Credit Opportunities V, LP. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental

41 Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Applicable Indebtedness” means Permitted First Priority Refinancing Debt or any other Indebtedness permitted to be assumed or incurred pursuant to Sections 7.03(g), (m), (v), or (aa) that is secured by a Lien on the Collateral (or any portion thereof) on a pari passu basis with the Initial Term Loans or the Permitted Refinancing of any such Indebtedness that is secured on a pari passu basis with the Obligations (in each case without regard to the control of remedies). “Other Connection Taxes” means any Tax imposed as a result of an Agent or Lender’s present or former connection between such Agent or Lender and the jurisdiction imposing such Tax (other than any connection arising from such Agent or Lender executing, delivering, becoming a party to, performing its obligations under, receiving payments under, receiving or perfecting a security interest under, engaging in any other transaction pursuant to or enforcing any Loan Document, or selling or assigning any interest in any Loan or Loan Document). “Other Taxes” has the meaning set forth in Section 3.01(b). “Outstanding Amount” means with respect to the Term Loans on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, as the case may be, occurring on such date. “Overnight Rate” means, for any day, the greater of the Federal Funds Rate and an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Paid In Full” and “Payment In Full” mean: (a) [reserved]; (b) with respect to the Term Facility, (i) the termination of all commitments of the Term Lenders to extend credit under the Credit Agreement and (ii) the payment in full in cash of all of the Obligations in respect of the Term Facility, including interest accruing on or after the commencement of any proceeding under any Debtor Relief Law, whether or not such interest would be allowed in such proceeding (other than contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and (c) for the avoidance of doubt, as applied to Section 8.03, “Paid in Full” also means payment in cash of all amounts owing under the Loan Documents in respect of such Obligations according to the terms thereof, including loan fees, service fees, professional fees and interest and specifically including interest accrued after the commencement of any proceeding under any Debtor Relief Law (whether or not such interest is allowed or allowable in such proceeding), default interest calculated at default rates, interest on interest and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any proceeding under any Debtor Relief Law. “Participant” has the meaning set forth in Section 10.07(f). “Participant Register” has the meaning set forth in Section 10.07(f). “Partnership/LLC Interests” has the meaning set forth in the Security Agreement and the Canadian Security Agreement.

42 “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party, any Subsidiary or any ERISA Affiliate or to which any Loan Party, any Subsidiary or any ERISA Affiliate contributes or has an obligation to contribute or any other liability under Title IV of ERISA, or in the case of a plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” has the meaning set forth in Section 7.02(i). “Permitted Bond Hedge Transaction” means any bond hedge or call or capped call option (or similar transaction) on the Borrower’s or a Subsidiary’s Equity Interests in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received from the sale of any related Permitted Warrant Transaction does not exceed the net proceeds received from the sale of such Convertible Indebtedness. “Permitted First Priority Refinancing Debt” means any secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower or any other Loan Party in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral (or any portion thereof) on a pari passu basis (without regard to the control of remedies) with the Liens on the Collateral securing the Initial Term Loans and (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness. “Permitted Junior Priority Refinancing Debt” means secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower or any other Loan Party in the form of one or more series of secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral (or any portion thereof) on a junior priority basis to the Liens on the Collateral securing the Initial Term Loans, and (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness. “Permitted Liens” has the meaning set forth in Section 7.01. “Permitted Other Debt Conditions” means that such applicable Indebtedness does not mature or have scheduled amortization payments of principal or other payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except (x) customary asset sale, initial public offering or change of control or similar event provisions that provide for the prior repayment in full of the Loans and all other Obligations or (y) AHYDO payments), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred. “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, restructuring, replacement or extension of any Indebtedness of such Person (such modified, refinanced, refunded, renewed, restructured, replaced or extended Indebtedness, “Permitted Refinancing Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, restructured, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest, fees, and penalties and premium thereon plus (i) other amounts owing or paid related to such Indebtedness, and fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal, restructuring, replacement or extension

43 and (ii) an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such Permitted Refinancing Indebtedness has a final maturity date (and, in the case of a revolving credit facility, scheduled commitment reductions) equal to or later than the final maturity date of, and, unless revolving in nature, has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to the Obligations on terms (i) at least as favorable (taken as a whole) (as reasonably determined by the Borrower) to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended or (ii) otherwise reasonably acceptable to the Administrative Agent, (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is (i) secured by a Lien on the Collateral that is junior in priority to the Liens on the applicable Collateral securing the Facilities, then any Lien on the Collateral securing such Permitted Refinancing Indebtedness shall be junior in priority to the Liens on the applicable Collateral securing the Facilities, pursuant to an Intercreditor Agreement or subordination provisions, as applicable, reasonably satisfactory to the Administrative Agent, or shall be unsecured or (ii) unsecured, then such Permitted Refinancing Indebtedness shall be unsecured, (e) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subject to an Intercreditor Agreement, a Senior Representative validly acting on behalf of the holders of such modified, refinanced, refunded, renewed or extended Indebtedness shall become a party to such Intercreditor Agreement and (f) any such Permitted Refinancing Indebtedness has the same primary obligor and the same (or fewer) guarantors as the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and, if secured, shall be secured by no more collateral than the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended. “Permitted Refinancing Indebtedness” has the meaning set forth in the definition of “Permitted Refinancing.” “Permitted Repricing Amendment” has the meaning set forth in Section 10.01. “Permitted Unsecured Refinancing Debt” means unsecured Indebtedness (including any unsecured Registered Equivalent Notes) incurred by the Borrower or any Loan Party in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness (a) constitutes Credit Agreement Refinancing Indebtedness and (b) meets the Permitted Other Debt Conditions. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or similar transaction), on the Borrower’s Equity Interests, regardless of the issuer or seller thereof, issued substantially concurrently with any purchase of a related Permitted Bond Hedge Transaction. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Personal Data” means any information relating to an identified or identifiable natural person that is processed in connection with this Agreement, including employee, officer, director, or authorized representative information, to the extent subject to applicable privacy or data protection laws and regulations. “Platform” has the meaning set forth in Section 6.01. “Pledged Debt” means (a) all indebtedness, debt securities and Instruments (as defined in the Security Agreement) owned by a Grantor having an individual outstanding principal amount in excess of

44 $[***] which are listed opposite the name of such Grantor on Schedule 3.11 of the Security Agreement and the Canadian Security Agreement, (b) any indebtedness, debt securities and Instruments (including without limitation, the debt securities and Instruments obtained in the future by a Grantor) having an individual outstanding principal amount in excess of $[***] and (c) the promissory notes and other Instruments evidencing all such indebtedness; provided, however, Pledged Debt shall not include any Excluded Asset and shall be subject to the limitations in the Collateral and Guarantee Requirements. “Pledged Equity” means all Investment Property and all Partnership/LLC Interests held by a Grantor, including, without limitation, the Investment and Partnership/LLC Interests which are listed on Schedule 3.10 to the Security Agreement and the Canadian Security Agreement, and any other Investment and Partnership/LLC Interests obtained in the future by such Grantor and the certificates (if any) representing all such Investment and Partnership/LLC Interests; provided, however, Pledged Equity shall not include any Excluded Assets and shall be subject to the limitations in the Collateral and Guarantee Requirements. “PPSA” means the Personal Property Security Act (Ontario), as amended from time to time, and the regulations promulgated thereunder; provided that if the attachment, perfection or priority of the Administrative Agent’s security interests in any Collateral are governed by the personal property security laws of any jurisdiction other than Ontario, “PPSA” shall mean those personal property laws in such other jurisdiction in Canada for the purpose of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions. “Prepayment Event” means (a) any payment, prepayment or repayment (optional, mandatory or otherwise) of Initial Term Loans or Initial DDTL Loans pursuant to Section 2.05(a) or 2.05(b), (b) the occurrence of any Event of Default (including under Section 8.01(f)) or an acceleration of the Initial Term Loans or Initial DDTL Loans pursuant to Section 8.02 (including an automatic acceleration) (as if the Initial Term Loans or Initial DDTL Loans had been optionally prepaid on the date of such Event of Default or acceleration) or (c) any assignment of Initial Term Loans or Initial DDTL Loans pursuant to clause (iii) of Section 3.07(a). “primary obligor” has the meaning set forth in the definition of “Guarantee.” “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.09. “Pro Forma Compliance” means, with respect to the covenant in Section 7.11, compliance on a Pro Forma Basis with such covenant in accordance with Section 1.09. “Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Loans of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate

45 Commitments under the applicable Facility or Facilities and, if applicable and without duplication, Loans under the applicable Facility or Facilities at such time. “Proceeding” has the meaning set forth in Section 10.05. “Proceeds” has the meaning set forth in the Security Agreement and the Canadian Security Agreement. “proceeds of Collateral” means all cash and non-cash proceeds of Collateral, including amounts or assets distributed on account of the Administrative Agent’s Liens in the Collateral or the proceeds thereof. “Projections” means the forecasts of financial performance of the Borrower and its Subsidiaries for the fiscal years ended 2026 through 2030. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning set forth in Section 6.01. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning set forth in Section 10.23. “Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $[***] at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned or leased by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinancing” means (a) the prepayment in full of all amounts borrowed under the Existing Term Loan Credit Agreement, the termination of all commitments thereunder and the termination and/or release of all security interests and guaranties in connection therewith and (b) the amendment of the ABL Credit Agreement, including the reduction of revolving commitments thereunder to a maximum principal amount of $[***] and prepayment of any amounts outstanding in excess of such amount. “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the

46 Borrower, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that agrees to provide any portion of the Refinancing Term Loans incurred pursuant thereto, in accordance with Section 2.15. “Refinancing Series” means all Refinancing Term Loans and Refinancing Term Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans or Refinancing Term Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and that provide for the same Effective Yield (other than, for this purpose, any OID or upfront fees), if applicable and amortization schedule. “Refinancing Term Commitments” means one or more term loan commitments hereunder that fund Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment. “Refinancing Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment. “Register” has the meaning set forth in Section 10.07(e). “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Reinvestment Period” has the meaning set forth in Section 2.05(b)(ii). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Related Transaction” means, with respect to any Limited Condition Transaction, (i) any incurrence of Indebtedness or Liens and (ii) any making of Restricted Payments, Dispositions, Permitted Acquisitions, other Investments or prepayments, repurchases, redemptions, defeasances or other satisfactions of any Junior Financing, in each case of clauses (i) and (ii), undertaken in connection with such Limited Condition Transaction. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of Hazardous Materials into, onto, under or through the Environment or any facility or property. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings and (b) aggregate unused Term Commitments; provided that the unused Term Commitments and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further that at any time that OrbiMed (together with its Affiliates and Approved Funds) holds any portion of the Total Outstandings or unused Term Commitments, any reference to Required Lenders shall be deemed to include OrbiMed.

47 “Required DDTL Lenders” means, as of any date of determination, Initial DDTL Lenders having more than 50% of the sum of the (a) Outstanding Amount of all Initial DDTL Loans and (b) aggregate unused Initial DDTL Commitments; provided that the Initial DDTL Commitments and the portion of the Outstanding Amount held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required DDTL Lenders; provided further that at any time that OrbiMed (together with its Affiliates and Approved Funds) holds any portion of the Outstanding Amount of Initial DDTL Loans or unused Initial DDTL Commitments, any reference to Required DDTL Lenders shall be deemed to include OrbiMed. “Required Term Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Outstanding Amount of all Term Loans and (b) aggregate unused Term Commitments; provided that the unused Term Commitments and the portion of the Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further that at any time that OrbiMed (together with its Affiliates and Approved Funds) holds any portion of the Outstanding Amount of Term Loans or unused Term Commitments, any reference to Required Term Lenders shall be deemed to include OrbiMed. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief administrative officer, secretary or assistant secretary, treasurer or assistant treasurer, controller or other similar officer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s or a Subsidiary’s equity holders, partners or members (or the equivalent Persons thereof) in their capacity as such. “Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized in respect of such Investment. “S&P” means S&P Global Ratings, a division of S&P Global, Inc., and any successor thereto. “Same Day Funds” means immediately available funds. “Sanctioned Country” has the meaning set forth in Section 5.17(b). “Sanctions” has the meaning set forth in Section 5.17(a). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Obligations” means the Obligations (but excluding in any event Excluded Swap Obligations).

48 “Secured Parties” means, collectively, the Administrative Agent, the Lenders and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Securities Account” means any “securities account” as defined in Article 8 of the UCC. “Securities Act” means the Securities Act of 1933, as amended. “Security Agreement” means the Collateral Agreement, dated as of the Closing Date, by and among the Administrative Agent and the Loan Parties. “Security Agreement Supplement” has the meaning set forth in the Security Agreement. “Security Jurisdictions” means the United States, Canada or any state, territory or province thereof, the Republic of Ireland and any other non-U.S. jurisdiction in which any Subsidiary or Subsidiaries are domiciled that, collectively, hold Collateral having an aggregate fair market value in excess of the Threshold Amount or generate total revenue for the trailing period of twelve consecutive months in excess of the Threshold Amount. “Senior Notes” means the 3.875% senior unsecured notes due 2028 issued by the Borrower. “Senior Notes Indenture” means that certain Indenture, dated as of August 7, 2020, among the Borrower, the guarantors from time to time party thereto, and U.S. Bank National Association, as the trustee, under which the Borrower issued the Senior Notes. “Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt or any other Indebtedness that is secured by a Lien on the Collateral (or any portion thereof), the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Shared General Basket” means, as of any date of determination, an amount equal to the result of (a) the greater of $[***] and [***]% of Consolidated EBITDA, as of the last day of the most recently ended Test Period, determined on a Pro Forma Basis minus (b) any amount of the Shared General Basket used on or prior to such date of determination to make Investments pursuant to Section 7.02(v), to pay dividends or make distributions or other Restricted Payments pursuant to Section 7.06(l) or to prepay, repurchase, redeem, defease or satisfy any Junior Financing pursuant to Section 7.13(a)(iv)(2). “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “Solvent” and “Solvency” mean, with respect to any Person or Persons at any time of determination, that at such time (a) the Fair Value of the assets of such Person and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities, (b) the Present Fair Salable Value of the assets of such Person and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities, (c) such Person and its Subsidiaries taken as a whole do not have Unreasonably Small Capital and (d) such Person and its Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature. Defined terms used in the

49 foregoing definition shall have the meanings set forth in the Solvency Certificate delivered on the Closing Date pursuant to Section 4.01(a)(viii). “SPC” has the meaning set forth in Section 10.07(i). “Specified Asset Sale” has the meaning set forth in Section 2.05(b)(ii). “Specified Permitted Disposition” means all real property, equipment, and assets (for the avoidance of doubt, not including any Intellectual Property), including physical assets associated with the below but housed in another storage location and other assets sold in connection therewith, for the following: Entity Street Address City State/Province Country 400 Professional LLC 400 Professional Drive Gaithersburg MD US Cangene bioPharma LLC 9920 Medical Center Dr Rockville MD US “Specified Representations” means the representations and warranties set forth in Section 5.01(a) (solely with respect to each Loan Party), 5.01(b) (as to the execution, delivery and performance of the Loan Documents), 5.02(a), 5.02(b)(i), 5.04, 5.12, 5.16, and 5.17 (in the case of subclause (i) through (iii) of Section 5.17(a) and Section 5.17(b) and (c), solely with respect to the use of the proceeds of the Loans funded on the Closing Date not violating such clause of Section 5.17). “Specified Transaction” means any Investment that results in a Person becoming a Subsidiary, any Permitted Acquisition, any acquisition, sale, transfer or other Disposition of any Person, assets or property, or a sale of a business unit, line of business or division or of all or substantially all of the assets of or customer lists of the Borrower or any Subsidiary, any incurrence, prepayment, redemption, repurchase, defeasance, acquisition, extinguishment, retirement or repayment of Indebtedness (other than Indebtedness incurred or repaid under any existing revolving credit facility or line of credit), any Restricted Payment, any incurrence of Initial DDTL Loans or Incremental Term Loans, any creation of Extended Term Loans, solely for the purposes of determining the applicable cash balance, any contribution of capital, including as a result of an offering of Equity Interests, to the Borrower, or any other event that by the terms of this Agreement requires pro forma compliance with a test or covenant hereunder or requires a test or covenant to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that any acquisition of assets comprised solely of customer lists shall not be deemed to be a Specified Transaction unless an income statement for such assets is generated by the Borrower or otherwise available. “Starter Basket” means (1) the greater of (x) $[***] and (y) [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis) minus (2) any amounts previously utilized pursuant to Section 2.14(d)(v)(A)(i) (and not redesignated) and the aggregate outstanding principal amount of Incremental Equivalent Debt incurred in lieu thereof and not redesignated. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency that has not yet happened) are at the time beneficially owned or (ii) more than half of the issued share capital is at the time beneficially owned, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise

50 specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Supported QFC” has the meaning set forth in Section 10.23. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that no obligation in respect of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall constitute a Swap Contract. “Swap Obligation” has the meaning set forth in the definition of “Excluded Swap Obligation.” “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include the Administrative Agent, a Lender or any Affiliate of a Lender). “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Target Person” has the meaning set forth in Section 7.02. “Taxes” means all present or future taxes, duties, levies, imposts, assessments, deductions or withholdings (including backup withholding), fees or other charges imposed by any Governmental Authority including interest, penalties and additions to tax applicable thereto.

51 “Term Borrowing” means a borrowing consisting of Term Loans of the same Class and having the same Interest Period, made by each of the Term Lenders pursuant to Section 2.01(a), or under any Incremental Amendment, Extension Amendment or Refinancing Amendment. “Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower hereunder, expressed as an amount representing the maximum principal amount of Term Loans to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment, (iv) an Extension Amendment or (v) the incurrence of Replacement Term Loans. The initial amount of each Term Lender’s Term Commitment on the Closing Date is set forth on Schedule 1.01A under the caption “Initial Term Commitment”, and the initial amount of each Term Lender’s Initial DDTL Commitment on the Closing Date is set forth on Schedule 1.01A under the captions “Initial DDTL Commitment.” “Term Commitment” shall include Initial Term Commitments, Initial DDTL Commitments, Incremental Term Commitments, Refinancing Term Commitments and commitments in respect of Extended Term Loans, unless the context otherwise requires. “Term Facility” means each Class of Term Loans and/or Term Commitments. “Term Lender” means, at any time, any Lender that has Term Loans and/or Term Commitments at such time. “Term Loan” means any Initial Term Loan, Initial DDTL Loan, Extended Term Loan, Incremental Term Loan, Refinancing Term Loan or Replacement Term Loan, as the context may require. “Term Loan Extension Request” has the meaning set forth in Section 2.16(a). “Term Loan Extension Series” has the meaning set forth in Section 2.16(a). “Term Loan Increase” has the meaning set forth in Section 2.14(a). “Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender. “Term Priority Collateral” means the “Term Priority Collateral” (as defined in the ABL Intercreditor Agreement). “Term SOFR” means, for any calculation with respect to a Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such

52 Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, subject to Section 1.09, for any date of determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended as of such date of determination for which financial statements have been (or were required to have been) delivered. “Threshold Amount” means the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis). “Total Assets” means the total assets of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b). “Total Outstandings” means the aggregate Outstanding Amount of all Loans. “Trade Date” has the meaning set forth in Section 10.07(q). “Transaction Expenses” means any fees or expenses incurred or paid by Borrower or any of its Subsidiaries in connection with the Transactions (including, if applicable, (x) expenses in connection with hedging transactions and (y) transaction bonuses and the associated employer portion of payroll taxes), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Transactions” means (a) the execution and delivery of the Loan Documents to be entered into on the Closing Date and the funding of the Loans on the Closing Date, (b) the consummation of the Refinancing and (c) the payment of fees and expenses incurred in connection therewith, including Transaction Expenses. “Treasury Rate” means, as of the date of a Prepayment Event with respect to any Term Loans, the yield to maturity as of such prepayment date of United States of America Treasury securities with a constant maturity compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date (or if such Statistical Release is no longer published, any publicly available source or similar market data) most nearly equal to the period from such date to the date that is two years after the Closing Date; provided, however, that if the period from such prepayment date to the date that is two years after the Closing Date is less than one year, the weekly average yield on actively traded United States of America Treasury securities adjusted to a constant maturity of one year will be used. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative

53 authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded DDTL Commitment Lender” has the meaning set forth in Section 2.02(h). “Uniform Commercial Code” or “UCC” means (i) the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or (ii) the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it applies to any item or items of Collateral. References in this Agreement and the other Loan Documents to specific sections of the Uniform Commercial Code are based on the Uniform Commercial Code as in effect in the State of New York on the date hereof. In the event such Uniform Commercial Code is amended or another Uniform Commercial Code described in clause (ii) is applicable, such section reference shall be deemed to be references to the comparable section in such amended or other Uniform Commercial Code. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(d)(ii)(C). “Unrestricted Cash Amount” means, as of any date of determination, the amount of cash and Cash Equivalents in Dollars of the Borrower and its Subsidiaries that are not “restricted” for purposes of GAAP and located in a Security Jurisdiction subject to one or more Control Agreements (or, solely for the period set forth in Section 6.14, not yet subject to Control Agreements). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “US Special Resolution Regimes” has the meaning set forth in Section 10.23. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness (the “Applicable Indebtedness”), the effects of any amortization or prepayments made on such Applicable Indebtedness prior to the date of such determination will be disregarded. “Wholly-Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person.

54 “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (h) For purposes of determining compliance with any Section of Article VII at any time, in the event that any Lien (other than Liens permitted under Section 7.01(a) and 7.01(cc)), Investment, Indebtedness (other than Indebtedness permitted under Section 7.03(a), 7.03(u) and 7.03(v)) (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), Disposition, Restricted Payment, Affiliate transaction, Contractual Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of the applicable Section in Article VII, (i) such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses of such Section as determined by the Borrower at such time and (ii) the Borrower shall be permitted to make any subsequent redetermination and/or to divide, classify or reclassify under which clause or clauses (within the same Section) such Lien, Investment, Indebtedness, Disposition, Restricted Payment, prepayment of Indebtedness or Affiliate transaction, as the case may be, from time to time in accordance with this Agreement.

55 (i) The words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (j) All references to any Person shall be constructed to include such Person’s successors and assigns (subject to any restriction on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) Statement of Financial Accounting Standards 141R or ASC 805 (or any other financial accounting standard having a similar result or effect), (ii) the effects of FASB ASC 470-20 on financial liabilities or (iii) any election under Financial Accounting Standards Codification No. 825—Financial Instruments, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Borrower or any Subsidiary at “fair value” as defined therein. Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number). Section 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents and the ABL Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, refinancings, restatements, renewals, restructurings, extensions, supplements and other modifications thereto, but only to the extent that such amendments, refinancings, restatements, renewals, restructurings, extensions, supplements and other modifications are not prohibited by the Loan Documents; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Any term defined in this Agreement by reference to the “UCC” or the “Uniform Commercial Code” shall also have any extended, alternative or analogous meaning given to such term in applicable Canadian personal property security and other laws (including, without limitation, the Personal Property Security Act of each applicable province of Canada, the Civil Code of Quebec and the regulation respecting the register of personal and movable real rights promulgated thereunder, the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of the Administrative Agent. All references in this Agreement to “Article 8” shall be deemed to refer also to applicable Canadian securities transfer laws and an Act Representing the Transfer of Securities and the Establishment of Security Entitlements (Quebec). All references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under applicable Canadian personal property security laws, (i) all references to the United States of America, or to any subdivision, department, agency or instrumentality thereof shall be deemed to refer also to Canada, or to any subdivision, department, agency or instrumentality thereof, and (ii) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal, provincial and territorial securities laws in Canada.

56 Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.07 Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day. Section 1.08 .Notwithstanding anything in this Agreement or any other Loan Document to the contrary, when (a) testing availability under any basket set forth in this Agreement, (b) determining compliance with any provision of this Agreement (other than pursuant to Section 7.11) that requires the calculation of any financial ratio or test (including the Consolidated First Lien Leverage Ratio, Consolidated Secured Leverage Ratio and Consolidated Total Leverage Ratio (and, for the avoidance of doubt, the financial ratios set forth in Sections 2.14(d) and 7.03(z))), (c) determining compliance with any provision of this Agreement that requires that no Default or Event of Default has occurred, is continuing or would result therefrom or (d) making or determining the accuracy of any representations and warranties, in each case, in connection with any Limited Condition Transaction or any Related Transactions with respect thereto, the date of determination shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements (and not the time of consummation) for such Limited Condition Transaction are entered into (the “LCT Test Date”), and if, (x) after giving effect to such Limited Condition Transaction and any Related Transactions with respect thereto, on a Pro Forma Basis as if they had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date (for income statement purposes) or at the end of such most recent Test Period (for balance sheet purposes), the Borrower would have been permitted to consummate such Limited Condition Transaction and such Related Transactions with respect thereto on the relevant LCT Test Date in compliance with such ratio, test, basket or default provision, and (y) no Event of Default under Sections 8.01(a) and 8.01(f) shall have occurred or be continuing on the date such Limited Condition Transaction is consummated, then such ratio, test, basket, default provision, representation or warranty shall be deemed to have been complied with; provided that (A) notwithstanding the LCT Election made under the foregoing sentence, the Borrower may elect (in its discretion) to re-determine one or more of clauses (a) through (d) above at the time of consummation of such Limited Condition Transaction (and in the case of clause (d), upon such election, the determination of the accuracy of such representations and warranties shall be made solely on the date of consummation of such Limited Condition Transaction and not the LCT Test Date), (B) such Limited Condition Transaction shall be consummated within 180 days of the LCT Test Date, which such 180 day period shall be automatically extended by any applicable exercised regulatory review period and (C) if financial statements for one or more subsequent Test Periods shall have become available and are delivered to the Administrative Agent, the Borrower may elect, in its sole discretion, to re-determine availability under any such ratio, test, basket or default provision on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date for purposes of such ratio, test, basket or default provision. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests, baskets or default provisions for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, test or basket or otherwise, including due to fluctuations in Consolidated EBITDA or Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test, or basket availability, and any determination of compliance with any default provision, representation or warranty with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, Dispositions, Permitted Acquisitions, other Investments, or prepayments,

57 repurchases, redemptions, defeasances or other satisfactions of any Junior Financing, any merger, dissolution, liquidation or consolidation (each of the foregoing, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test, basket, default provision, representation or warranty shall be required to be satisfied on a Pro Forma Basis assuming such Limited Condition Transaction and any Related Transactions with respect thereto have been consummated. Section 1.09 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Consolidated Total Leverage Ratio, Consolidated Secured Leverage Ratio and Consolidated First Lien Leverage Ratio shall be calculated in the manner prescribed by this Section 1.09. Whenever a financial ratio or test is to be calculated on a pro forma basis, the reference to the “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, (i) the most recently ended period of four consecutive fiscal quarters for which financial statements of the Borrower have been (or were required to have been) delivered pursuant to Section 6.01(a) or (b) and (ii) prior to the first date upon which financial statements are delivered pursuant to Section 6.01(a) or (b), the period of four consecutive fiscal quarters ending December 31, 2025. (b) For purposes of calculating any financial ratio or test, Specified Transactions that have been made during the applicable Test Period shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of the determination of Total Assets, the last day). If since the beginning of any applicable Test Period any Person that subsequently became a Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.09, then such financial ratio or test (or the calculation of Total Assets or Consolidated EBITDA) shall be calculated to give pro forma effect thereto in accordance with this Section 1.09; provided that all such pro forma calculations shall be made in good faith by the Borrower using financial statements prepared in accordance with GAAP and, to the extent reasonably available, for periods consistent with the applicable Test Period, and shall be accompanied by reasonable supporting detail upon request of the Administrative Agent. (c) [Reserved]. (d) Any provision requiring Pro Forma Compliance with Section 7.11 shall be made assuming that compliance with the Consolidated Total Leverage Ratio pursuant to such Section is required with respect to the most recent Test Period prior to such time. (e) Notwithstanding anything to the contrary in this Section 1.09, when calculating the Consolidated Total Leverage Ratio for purposes of actual (and not pro forma) compliance with Section 7.11, the events described in this Section 1.09 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. (f) Subject to Section 1.09(e), in the event that the Borrower or any Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of any financial ratio or test subsequent to the end of the applicable Test Period and prior to or substantially concurrently with the event for which the

58 calculation of any such ratio or test is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness as if the same had occurred on the last day of the applicable Test Period. (g) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the applicable calculation is made had been the applicable rate for the entire period (taking into account any interest hedging arrangements applicable to such Indebtedness); provided that, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable Test Period, the actual interest may be used for the applicable portion of such Test Period. Interest on a Capitalized Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower to be the rate of interest implicit in such Capitalized Lease in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, SOFR, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or Subsidiary may designate. Section 1.10 [Reserved]. Section 1.11 Certifications. All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such person in his or her capacity solely as an officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity. Section 1.12 Certain Determinations. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, any Consolidated Total Leverage Ratio, Consolidated Secured Leverage Ratio and/or Consolidated First Lien Leverage Ratio) (any such amounts, the “Fixed Amounts”; including, for the avoidance of doubt, any grower component based on Consolidated EBITDA) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement within the same covenant that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence. Any Fixed Amount based on Consolidated EBITDA shall be tested at the time of utilization thereof. Section 1.13 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws) (a “Division”): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its capital stock at such time. Section 1.14 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same

59 volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.15 Cashless Roll. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, replacement or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. Section 1.16 Currency Generally; Additional Currencies. (a) For purposes of determining compliance with Article VII with respect to any amount of Indebtedness, obligations secured by any Lien or Investment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange or translation occurring after the time such Indebtedness, obligation or Investment is incurred (so long as such Indebtedness, Lien or Investment, at the time incurred, made or acquired, was permitted hereunder). (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the (i) adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro or (ii) a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. Section 1.17 Appointment of Borrower as Borrowing Agent. The Borrower and each Guarantor hereby irrevocably appoint the Borrower as the borrowing agent, attorney-in-fact and agent for service of process for the Borrower which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by the Borrower that such appointment has been revoked and that another Borrower has been appointed in such capacity. The Borrower hereby irrevocably appoints and authorizes the Borrower (or its successor) (i) to provide to the Administrative Agent and the Lenders and receive from the Administrative Agent and the Lenders all notices with respect to Loans obtained for the benefit of the Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. Section 1.18 Irish Terms. In each Loan Document, where it relates to an Irish Guarantor, Irish law or a document governed by Irish law, a reference to: an “examiner” has the meaning given to that term in Section 508 of the Irish Companies Act and “examinership” shall be construed in accordance with the Irish Companies Act.

60 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01 The Loans. (a) Term Borrowings. Subject to the terms and conditions expressly set forth herein, each Term Lender with an Initial Term Commitment severally agrees to make to the Borrower on the Closing Date a Term Borrowing denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Term Lender’s Initial Term Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be re-borrowed. (b) [Reserved]. (c) DDTL Borrowings. Subject to the terms and conditions expressly set forth herein, from the Closing Date through the Initial DDTL Commitment Expiration Date, each Initial DDTL Lender severally agrees to make Initial DDTL Loans denominated in Dollars to the Borrower pursuant to Section 2.02, on any Business Day during such period, in an aggregate principal amount equal to the amount of such Initial DDTL Lender’s Initial DDTL Commitment. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be re-borrowed. The Initial Term Loans and the Initial DDTL Loans are intended to be treated as a single Class for all purposes under this Agreement (except as provided in Section 2.07 or as otherwise expressly provided in this Agreement). Section 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Term Borrowing shall be made upon the Borrower’s delivery of a Committed Loan Notice appropriately completed and signed by a Responsible Officer of the Borrower to the Administrative Agent, which may be given by email. Each such Committed Loan Notice must be received by the Administrative Agent not later than, 2:00 p.m. Eastern time three Business Days (but twelve Business Days with respect to any Initial DDTL Extension) prior to the requested date of any Borrowing of Loans; provided that the notice referred to in clause (1) above may be delivered no later than one (1) Business Day prior to the Closing Date in the case of the initial Credit Extensions; provided, further, that each Committed Loan Notice may (to the extent stated therein) be conditioned on the occurrence of any transaction anticipated to occur in connection with the applicable Borrowing; provided that, if such condition is or will not be satisfied, or shall otherwise be delayed, (x) the Borrower may rescind such Committed Loan Notice by notice in writing to the Administrative Agent no later than 1:00 p.m. Eastern time one (1) Business Day prior to the date of the requested Borrowing or (y) the requested borrowing date in such Committed Loan Notice may be extended by written notice to the Administrative Agent no later than 1:00 p.m. Eastern time one (1) Business Day prior to the date of the originally requested Borrowing. Each email notice by the Borrower pursuant to this Section 2.02(a) must include a Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as otherwise provided in Section 2.14, each Borrowing of, conversion to or continuation of Loans shall be in a minimum principal amount of $[***] or a whole multiple of $[***] in excess thereof. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing, (ii) the requested date of the Borrowing (which shall be a Business Day), (iii) if applicable, the duration of the Interest Period with respect thereto and (iv) wire instructions of the account(s) of the Borrower to which funds are to be disbursed (it being understood, for the avoidance of doubt, that the amount to be disbursed to any particular account may be less than the minimum or multiple limitations set forth above so long as the aggregate amount to be disbursed to all such accounts pursuant to such Borrowing meets such minimums and multiples). If the Borrower requests a

61 Borrowing but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans. In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds to the Administrative Agent’s Account not later than 2:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. The Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided by the Borrower to the Administrative Agent in the applicable Committed Loan Notice. (c) [reserved]; (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Loans upon determination of such interest rate. The determination of Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. (e) After giving effect to all Term Borrowings, there shall not be more than five (5) Interest Periods in effect (or such greater amount as may be agreed by the Administrative Agent in its sole discretion). (f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share or other applicable share provided for under this Agreement available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agree to repay to the Administrative Agent promptly after written demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim

62 the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (h) In the event that the Administrative Agent has elected to make available to the Borrower, pursuant to clause (g) above, any portion of the Initial DDTL Loans and any Lender with an Initial DDTL Commitment has failed to fund its portion thereof on the date and time required by this Agreement (any such Lender, the “Unfunded DDTL Commitment Lender”, any such Initial DDTL Loans provided by the Administrative Agent, the “Fronted Delayed Draw Term Loans”), until the time that such Unfunded DDTL Commitment Lender has funded its portion of any Fronted Delayed Draw Term Loans and reimbursed the Administrative Agent, the Administrative Agent shall be entitled to receive any interest accruing applicable to such unfunded Fronted Delayed Draw Term Loans and shall be entitled to retain the upfront fee applicable to such Initial DDTL Commitments. Upon funding by the relevant Unfunded DDTL Commitment Lender of any Fronted Delayed Draw Term Loans, (x) the proceeds of such funded Fronted Delayed Draw Term Loans shall be retained by the Administrative Agent, (y) the Administrative Agent shall remit the upfront fee to such Unfunded DDTL Commitment Lender and (z) interest applicable to such funded Fronted Delayed Draw Term Loans commencing with the date of such funding shall accrue to such Unfunded DDTL Commitment Lender. Additionally, if any Unfunded DDTL Commitment Lender becomes a Defaulting Lender, then such Unfunded DDTL Commitment Lender’s Fronted Delayed Draw Term Loans may be assigned (or if the Unfunded DDTL Commitment Lender becomes a Defaulting Lender pursuant to clause (e) of the definition thereof, shall be assigned) to the Administrative Agent without any further action by any party and the Administrative Agent shall be the “Lender” with respect to such Fronted Delayed Draw Term Loans for all purposes hereof and the Administrative Agent shall be entitled to retain the upfront fee applicable to such Fronted Delayed Draw Term Loans. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment and Assumption or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause. (i) The Initial DDTL Loans may be borrowed commencing on the Closing Date until the earlier to occur of the date on which the full amount of the Initial DDTL Commitment has been drawn and the 24-month anniversary of the Closing Date (the “Initial DDTL Commitment Expiration Date”) and each Borrowing in respect thereof shall comprise an aggregate principal amount that is not less than $[***]. Section 2.03 [Reserved]. Section 2.04 [Reserved]. Section 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay any Class or Classes of Term Loans of any Class or Classes in whole or in part without premium or penalty (except as expressly set forth in this Section 2.05 and Section 2.18); provided that (1) such notice must be received by the Administrative Agent not later than 2:00 p.m. three Business Days prior to any date of prepayment of Loans (or such later date as may be agreed by the Administrative Agent); and (2) any prepayment of Loans shall be in a minimum principal amount of $[***] or a whole multiple of $[***] in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Class(es) of Loans to be prepaid and the prepayment premium (if any) applicable thereto. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such

63 notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, unless rescinded pursuant to clause (iii) below, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest thereon. In the case of each prepayment of the Loans pursuant to this Section 2.05(a), the Borrower may in its sole discretion select the Borrowing or Borrowings to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement. (ii) [Reserved]. (iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) by written notice to the Administrative Agent no later than 2:00 p.m. on the date of prepayment if such prepayment would have resulted from a refinancing of all or any portion of the applicable Class or occurrence of another event, which refinancing or event shall not be consummated or shall otherwise be delayed. (iv) Voluntary prepayments of any Class of Term Loans permitted hereunder shall be applied to the remaining scheduled installments of principal thereof pursuant to Section 2.07(a) in inverse order of maturity. (b) Mandatory. (i) Within ten Business Days after financial statements have been (or were required to have been) delivered pursuant to Section 6.01(a) (commencing in respect of the financial statements delivered for the fiscal year ending December 31, 2027) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for the fiscal year covered by such financial statements minus, without duplication of any amount deducted from Consolidated Net Income in calculating Excess Cash Flow for such period and at the option of the Borrower, (B) the sum of (in each case, to the extent the Borrower elects not to have such amounts reduce Excess Cash Flow) (1) all voluntary prepayments of Initial Term Loans and Term Loans and other Indebtedness (in each case, other than under any revolving facilities, including the ABL Facility), in each case that are pari passu in right of payment and security with the Initial Term Loans, and (2) all voluntary prepayments of ABL Revolving Loans to the extent the ABL Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (1) and (2), during such fiscal year or after year end and prior to when such Excess Cash Flow prepayment is due, to the extent not funded with the proceeds of long term debt (other than revolving loans), such amounts may be credited against Excess Cash Flow prepayment obligations on a dollar-for-dollar basis for such fiscal year (without duplication of any such credit in any prior or subsequent fiscal year). No prepayment of any Term Loans shall be required under this Section 2.05(b)(i) with respect to Excess Cash Flow for any period (for the avoidance of doubt, determined after giving effect to reductions in Excess Cash Flow contemplated in this Section 2.05(b)(i)) unless the prepayment amount determined in accordance with this Section 2.05(b)(i) for such period exceeds $[***], and in such case, the prepayment amount shall be the amount in excess thereof; provided that the Borrower shall not be required to make any such prepayment in connection with any Excess Cash Flow of a direct or indirect Foreign Subsidiary of the Borrower or a Domestic Subsidiary of any Foreign Subsidiary of the Borrower to the extent that and for so long as the application of such proceeds would (i) be prohibited by applicable Law (and the Borrower hereby agrees to, and to cause the applicable Foreign Subsidiary or Domestic Subsidiary to, promptly take all actions reasonably required by applicable Law to permit such application) or (ii) result in material adverse Tax consequences to the Borrower and its Subsidiaries, as determined in good faith by the Borrower (taking into account any foreign Tax credit or benefit that would be actually realized in connection with the repatriation of such funds); provided further that, notwithstanding the foregoing, to the extent any such

64 Excess Cash Flow remains unapplied as would otherwise be required pursuant to this Section 2.05(b)(i) for a period of one year following the end of the fiscal year to which such Excess Cash Flow relates as a result of the operation of the immediately preceding proviso, then, the Borrower shall promptly (and in any event within ten (10) Business Days thereafter) cause an amount equal to such unapplied Excess Cash Flow to be applied to prepay the Term Loans in accordance with this Section 2.05(b)(i), it being understood that such prepayment may be made using funds available to the Borrower in the United States (and not necessarily from such Foreign Subsidiary or Domestic Subsidiary). (ii) If (1) the Borrower or any Subsidiary of the Borrower Disposes of any property (excluding any property that constitutes ABL Priority Collateral) pursuant to Section 7.05(j) or Section 7.05(s) (any such Disposition, a “Specified Asset Sale”) or (2) any Casualty Event occurs, which results in the realization or receipt by the Borrower or a Subsidiary of Net Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is five Business Days after the date of the realization or receipt by the Borrower or any Subsidiary of such Net Proceeds or the final day of the Reinvestment Period, as applicable, an aggregate principal amount of Term Loans in an amount (the “Asset Sale Sweep Amount”) equal to 100% of all such Net Proceeds; provided that no prepayment shall be required pursuant to this Section 2.05(b)(ii) unless and until the amount at any time of the realization or receipt of such Net Proceeds required to be offered to prepay Term Loans pursuant to this Section 2.05(b)(ii) at or prior to such time and not yet offered at or prior to such time to prepay Term Loans pursuant to this Section 2.05(b)(ii) exceeds (I) $[***] (the “Individual Asset Sale Sweep Threshold”) for any single transaction or series of related transactions (with Net Proceeds in any fiscal year that do not exceed the Individual Asset Sale Sweep Threshold reducing the Annual Asset Sale Sweep Threshold for such fiscal year) and (II) $[***] in the aggregate for all such transactions or series of related transactions in any fiscal year (the “Annual Asset Sale Sweep Threshold”), at which time the Net Proceeds in excess of the Annual Asset Sale Sweep Threshold will be offered to be prepaid as provided in this Section 2.05(b)(ii), with the date of receipt of such Net Proceeds being deemed for such purpose to be the date such thresholds are exceeded. Notwithstanding the foregoing, the Loan Parties, at their option, may reinvest any portion of such Asset Sale Sweep Amount in assets used or useful in the business of the Loan Parties (provided, that if the property that is Disposed pursuant to a Specified Asset Sale or that is subject to a Casualty Event constituted Collateral, the Net Proceeds thereof may only be reinvested in property that constitutes Collateral (other than working capital assets, cash and Cash Equivalents)) in each case within twelve (12) months of such receipt, and such portion of such Asset Sale Sweep Amount shall not be subject to the requirements of the first sentence of this Section 2.05(b)(ii) except to the extent not, within twelve (12) months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such Asset Sale Sweep Amount is not so used within such twelve (12) month period but within such twelve (12) month period is contractually committed to be used, then upon the earlier to occur of (x) the termination of such contract or (y) the date that is eighteen (18) months from the date of realization of such Net Proceeds if such portion is not so used in accordance herewith by such date, such remaining portion shall be subject to the first sentence of this Section 2.05(b)(ii) as of the date of such termination or expiry) (such period, the “Reinvestment Period”); provided that the Borrower shall not be required to make any such prepayment in connection with any Specified Asset Sale by a direct or indirect Foreign Subsidiary of the Borrower or a Domestic Subsidiary of any Foreign Subsidiary of the Borrower to the extent that and for so long as the application of such proceeds would (i) be prohibited by applicable Law (and the Borrower hereby agrees to, and to cause the applicable Foreign Subsidiary or Domestic Subsidiary to, promptly take all actions reasonably required by applicable Law to permit such application) or (ii) result in material adverse Tax consequences to the Borrower and its Subsidiaries, as determined in good faith by the Borrower (taking into account any foreign Tax credit or benefit that would be actually realized in connection with the repatriation of such funds); provided further that, notwithstanding the foregoing, to the extent any such proceeds remain unapplied as would otherwise be required pursuant to this Section 2.05(b)(ii) for a period of one year following the receipt of such proceeds as a result of the operation of the immediately preceding proviso, then, the Borrower shall promptly (and in any event within ten (10) Business Days thereafter)

65 cause an amount equal to such unapplied proceeds to be applied to prepay the Term Loans in accordance with this Section 2.05(b)(ii), it being understood that such prepayment may be made using funds available to the Borrower in the United States (and not necessarily from such Foreign Subsidiary or Domestic Subsidiary). (iii) If the Borrower or any Subsidiary incurs or issues any Indebtedness after the Closing Date (A) that is not permitted to be incurred or issued pursuant to Section 7.03 or (B) that is intended to constitute Credit Agreement Refinancing Indebtedness in respect of any Class of Term Loans, the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans (or, in the case of Indebtedness constituting Credit Agreement Refinancing Indebtedness, the applicable Class of Term Loans) in an amount equal to 100% of all Net Proceeds received therefrom on or prior to the date which is three Business Days after the receipt by the Borrower or such Subsidiary of such Net Proceeds. (iv) [Reserved]. (v) [Reserved]. (vi) [Reserved]. (vii) Except as otherwise provided herein or in any Incremental Amendment or Refinancing Amendment, (A) each prepayment of Term Loans pursuant to clauses (i), (ii) and (iii) of this Section 2.05(b) shall be applied ratably to each Class of Term Loans then outstanding (provided that any prepayment of Term Loans with the Net Proceeds of Credit Agreement Refinancing Indebtedness shall be applied solely to each applicable Class of Refinanced Debt); (B) with respect to each Class of Term Loans, each prepayment pursuant to clauses (i), (ii) and (iii) of this Section 2.05(b) shall be applied first, to accrued interest and fees due on the amount of the prepayment and second, to the scheduled installments of principal thereof following the date of such prepayment in inverse order of maturity; (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment. (viii) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made by the Borrower pursuant to clauses (i), (ii) and (iii) of this Section 2.05(b) not later than 1:00 p.m. at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower and the prepayment premium (if any) applicable thereto. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. (c) Interest, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon and fees, if any. Section 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent three Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of $[***], or any whole multiple of $[***] in excess thereof or, if less, the entire amount thereof. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of any Commitments if such termination would have

66 resulted from a refinancing of all or any portion of the applicable Class or occurrence of other event, which refinancing or other event shall not be consummated or otherwise shall be delayed. (b) Mandatory. The Initial Term Commitments of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of the Initial Term Loans to be made by such Term Lender on the Closing Date. The Initial DDTL Commitments of each Initial DDTL Lender shall automatically terminate (A) in the event an Initial DDTL Loan in respect of the Initial DDTL Commitments is funded, upon the making of such Initial DDTL Loan in a corresponding amount and (B) in any event, on the Initial DDTL Commitment Expiration Date. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced. All commitment fees accrued until the effective date of any termination of the Aggregate Commitments of any Class shall be paid to the Appropriate Lenders on the effective date of such termination. Section 2.07 Repayment of Loans. (a) Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) with respect to the Initial Term Loans, on the last Business Day of each March, June, September and December, commencing with the first full calendar quarter ended after the Closing Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Initial Term Loans outstanding on the Closing Date and (which payments shall be reduced as a result of the application of prepayments made in accordance with the order of priority set forth in Section 2.05) and (B) with respect to all Initial Term Loans, on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as any Class of Initial Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Initial Term Loans comprising such Class continue to receive a payment that is not less than the same amount that such Term Lenders would have received absent the issuance of such Incremental Term Loans. (b) [Reserved]. (c) [Reserved]. (d) DDTL Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) with respect to the funded Initial DDTL Loans, on the last Business Day of each March, June, September and December, commencing with the later of (i) the last day of the first calendar quarter ended after such Initial DDTL Loan was funded or (ii) the last day of the first full calendar quarter ended after the Closing Date, an aggregate principal amount equal to 0.25% (or such other percentage(s) to be agreed by the Borrower and the Administrative Agent if such Initial DDTL Loans are to be “fungible” with the Initial Term Loans) of the aggregate principal amount of the Initial DDTL Loans outstanding on such date (which payments shall be reduced as a result of the application of prepayments made in accordance with the order of priority set forth in Section 2.05) and (B) with respect to all Initial DDTL Loans, on the Maturity Date for the Initial DDTL Loans, the aggregate principal amount of all Initial DDTL Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the Initial DDTL Loans, the Borrower and the Administrative Agent (acting at the direction of the Required Lenders) shall be permitted to adjust the rate of prepayment in respect of such

67 Class such that the Initial DDTL Lenders holding Initial DDTL Loans comprising such Class continue to receive a payment that is not less than the same amount that such Term Lenders would have received absent the issuance of such Incremental Term Loans. Section 2.08 Interest. (a) Subject to the provisions of Sections 2.08(b), each Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate. (b) Upon the request of Required Lenders after the occurrence and during the continuance of an Event of Default (or automatically after the occurrence and during the continuance of an Event of Default under Sections 8.01(a) and 8.01(f)), the Borrower shall pay interest on all amounts (retroactive to the date of such Event of Default) (whether or not past due) owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon written demand. The Loan Parties agree that application of the Default Rate represents a genuine pre-estimate of damages and shall not be construed as a penalty. (c) [Reserved]. (d) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (e) In connection with the use or administration of Term SOFR, the Administrative Agent, in consultation with the Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. (f) For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. Section 2.09 Fees. (a) [Reserved]. (b) DDTL Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Initial DDTL Lender under the Initial DDTL Facility in accordance with its Pro Rata Share or other applicable share provided for under this Agreement, a commitment fee equal to the

68 Applicable Rate with respect to commitment fees for the Initial DDTL Facility multiplied by the average daily amount of the aggregate unused Initial DDTL Commitments; provided that any commitment fee accrued with respect to any of the Initial DDTL Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; provided, further, that no commitment fee shall accrue on any of the Initial DDTL Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee with respect to the Initial DDTL Facility shall accrue at all times from the Closing Date until the termination of the Initial DDTL Commitments, including at any time during which one or more of the applicable conditions in Article IV is not met, and shall be due and payable in Dollars quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date after the first full calendar quarter to occur after the Closing Date, and on the termination date for the applicable Initial DDTL Commitments. The commitment fee with respect to each Initial DDTL Facility shall be calculated quarterly in arrears. (c) Other Fees. The Borrower shall pay to the (i) the Administrative Agent, for its own account, fees payable to the Administrative Agent in the amounts and at the times set forth in the Fee Letter and (ii) the Arranger, for its own account, fees payable in the amounts and at the times as set forth in any letter agreement between the Borrower and the Arranger (or any of its Affiliates). Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed in writing between the Borrower and the applicable Agent). Section 2.10 Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more records maintained by such Lender in accordance with its usual practice and evidenced by one or more entries in the Register. The Administrative Agent shall maintain the Register in accordance with Section 10.07(e), acting solely as a non-fiduciary agent for the Borrower, in each case in the ordinary course of business. In the event of any conflict between the records maintained by any Lender and the records maintained by the Administrative Agent in such matters, the records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender, the Borrower shall prepare, execute and deliver to such Lender a Note of the Borrower payable to such Lender or its registered assigns, which shall evidence such Lender’s Loans in addition to such records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) [Reserved]. (c) Entries made by the Administrative Agent in the Register pursuant to Section 2.11(a) shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that any failure of the Administrative Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

69 Section 2.12 Payments Generally. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, to the Administrative Agent’s Account in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share provided for under this Agreement) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m. may in each case, in the Administrative Agent’s sole discretion, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) Except as otherwise provided herein, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (i) if the Borrower has failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

70 A written notice (including documentation reasonably supporting such request) of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory provisions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of the Outstanding Amount of all Loans outstanding at such time in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. (h) Amounts to be applied to the prepayment of Loans in connection with any mandatory prepayments by the Borrower of Term Loans pursuant to Section 2.05(b) shall be applied, as applicable, on a pro rata basis to the then outstanding Term Loans being prepaid. (i) Notwithstanding anything to the contrary herein, the Administrative Agent may direct that (x) any payments to be made by the Borrower or any other Loan Party to the Lenders be made directly to each applicable Lender at the account designated by each such Lender instead of to the Administrative Agent for further distribution to such Lenders and (y) any payments to be made by any Lender to the Borrower or any other Loan Party be made directly by such Lender instead of to the Administrative Agent for further distribution to the Borrower or such other Loan Party. The Administrative Agent shall not have any responsibility for the receipt, application or distribution of any such payments that are made directly pursuant to this Section 2.12(i). Each such payment when made shall otherwise be applied in accordance with this Agreement. Section 2.13 Sharing of Payments. If, other than as provided elsewhere herein, any Lender shall obtain payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in respect of any principal or interest on account of the Loans held by it, in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the

71 Administrative Agent of such fact, and (b) purchase in Dollars from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For the avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. For purposes of clause (iii) of the definition of Indemnified Taxes, a Lender that acquires a participation pursuant to this Section 2.13 shall be treated as acquiring an interest in such participation on the earlier date(s) on which it acquired the applicable interest(s) in the Loan(s) or Commitment(s) to which such participation relates. Section 2.14 Incremental Credit Extensions. (a) Incremental Term Commitments. The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent and (if applicable) the Incremental Arranger (as defined below) (an “Incremental Request”), request one or more new commitments which shall be in the same Facility as any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans (collectively with any Term Loan Increase, the “Incremental Term Commitments”) under this Agreement, whereupon the Administrative Agent and/or the Incremental Arranger shall promptly deliver a copy to each of the Lenders. The Borrower may appoint any Person to arrange such Incremental Term Commitments and provide such Person any titles with respect to such arrangement of Incremental Term Commitments as it deems appropriate (such person, the “Incremental Arranger”). If the Incremental Arranger is not the Administrative Agent, the actions authorized to be taken by the Incremental Arranger herein shall be taken in consultation with the Administrative Agent. For the avoidance of doubt, any Incremental Term Commitment may be in the form of delayed draw term loan commitments. (b) Incremental Term Loans. Any Incremental Term Loans (other than Term Loan Increases) effected through the establishment of one or more new Term Loans made on an Incremental Facility Closing Date shall be designated a separate Class of Incremental Term Loans for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Term Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction (or waiver) of the terms and conditions in this Section 2.14, (i) each Incremental Term Lender of such Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Term Commitment (other than any Incremental Term Loan in respect of Incremental Term Commitments in the form of delayed draw term loan commitments) of such Class and (ii) each Incremental Term Lender of such

72 Class shall become a Lender hereunder with respect to the Incremental Term Commitment of such Class and the Incremental Term Loans of such Class made pursuant thereto. Notwithstanding the foregoing, Incremental Term Loans may have identical terms to any of the Term Loans and, to the extent so designated in the applicable Incremental Amendment, be treated as the same Class as any of such Term Loans. (c) Incremental Request. Each Incremental Request from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Facility. Incremental Term Loans may be made by any existing Lender (but each existing Lender will not have an obligation to make any Incremental Term Commitment) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”) (each such existing Lender or Additional Lender, and “Incremental Term Lender”); provided, that (i) the Administrative Agent shall have consented (not to be unreasonably withheld, conditioned or delayed) to such Lender’s or Additional Lender’s making such Incremental Term Loans to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans to such Lender or Additional Lender, and (ii) the Borrower shall first seek commitments in respect of any Incremental Facility from then- existing Lenders on a pro rata basis prior to seeking any Incremental Facility from any Additional Lender by providing such then-existing Lenders with a written summary of the material terms thereof and each such then-existing Lender will have until 5:00 p.m. on the date that is ten (10) Business Days after the Borrower shall have provided such summary of terms to provide (or agree to provide) its pro rata share of such proposed Incremental Facility; provided, that any then-existing Lender that shall not have accepted such opportunity in a written notice to the Borrower within such ten (10) Business Day period shall be deemed to have declined such opportunity and the Borrower may thereafter offer any portion of the proposed Incremental Facility that is not accepted by a then-existing Lender to any Additional Lender on terms that are no more favorable to any Lenders in any material respect, taken as a whole (as determined by the Borrower in good faith), than those offered to the then-existing Lenders. If any Lenders have declined to provide (or are deemed to have declined) any portion of the Incremental Term Commitments with respect to such proposed Incremental Facility, then the Borrower may seek commitments first from any existing Lenders that accepted the offer, on a pro rata basis (with respect to the portion of such proposed Incremental Facility that was declined or deemed declined) and thereafter from any Additional Lender on terms no more favorable in any material respect taken as a whole (as determined by the Borrower in good faith), than the opportunity provided to any Lender pursuant to this Section 2.14 (with respect to the portion of such proposed Incremental Facility that was declined or deemed declined). (d) Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment, and the Incremental Term Commitments thereunder, shall be subject to the satisfaction on the date of such Incremental Amendment (the “Incremental Facility Closing Date”) of each of the following conditions: (i) subject to Section 1.08, no Event of Default has occurred and is continuing or shall exist after giving effect to such Incremental Term Commitments; provided, that if such Incremental Term Commitments will be incurred in connection with a Limited Condition Transaction, the condition set forth in this clause (i) shall be limited to no Event of Default under Sections 8.01(a) and 8.01(f); (ii) [reserved]; (iii) each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $[***] (provided that such amount may be less than $[***] if such amount represents all remaining availability under the limit set forth in clause (v) below); (iv) [reserved]; and

73 (v) at the time of and after giving effect to the effectiveness of any proposed Incremental Term Loans, the aggregate amount of such Incremental Term Loans shall not exceed (A) without duplication (i) an amount equal to the Starter Basket plus (ii) the amount of all prior voluntary prepayments, redemptions or repurchases of Term Loans (including pursuant to Section 2.05(a)(v) or Section 3.07), Incremental Term Loans or Incremental Equivalent Debt, Credit Agreement Refinancing Indebtedness or any other Indebtedness that, in each case, is secured by a Lien on the Collateral (or any portion thereof) on a pari passu basis (without regard to the control of remedies) with the Liens securing the Initial Term Loans, in each case under this clause (ii), other than to the extent such prepayments are made with the proceeds of Credit Agreement Refinancing Indebtedness or other long-term Indebtedness (other than Indebtedness incurred under any revolving facility (including the ABL Facility)), plus (iii) the principal amount of permanent reductions in ABL Commitments, plus (B) an additional amount of Incremental Term Loans so long as on and as of the date of the incurrence of such Incremental Term Loans, on a Pro Forma Basis after giving effect to such incurrence and/or issuance of such Indebtedness on a Pro Forma Basis, (a) in the case of any Incremental Facility that is secured by a Lien on a pari passu basis (without regard to the control of remedies) with the Liens securing the Initial Term Loans, the Consolidated First Lien Leverage Ratio (determined on a Pro Forma Basis) does not exceed 2.00:1.00 or (b) in the case of any Incremental Facility that is secured by a Lien on a junior basis with the Liens securing the Initial Term Loans the proceeds of which are used solely to refinance the Senior Notes and to pay related fees and expenses, the Consolidated Secured Leverage Ratio (determined on a Pro Forma Basis) does not exceed 3.75:1.00; provided that (w) in the case of Incremental Term Loans in the form of a delayed draw term loan facility, such delayed draw term loan facility shall be assumed to be fully drawn on the date on which such delayed draw term loan facility is established. (e) Required Terms. The terms, provisions and documentation of the Incremental Term Loans and Incremental Term Commitments of any Class, except as otherwise set forth herein, shall be as agreed between the Borrower and the applicable Incremental Term Lenders. In any event: (i) the Incremental Term Loans: (A) shall rank pari passu or junior in right of payment and pari passu (without regard to the control of remedies) or junior with respect to security with any then outstanding Term Loans (other than with respect to any proceeds of such Incremental Facility that are subject to an escrow or other similar arrangement and any related deposit of cash and Cash Equivalents to cover interest and premium with respect to such Incremental Facility) or may be unsecured (and to the extent secured by a Lien on the Collateral or subordinated in right of payment shall be subject to intercreditor agreements that are reasonably satisfactory to the Administrative Agent); (B) shall not mature earlier than the Latest Maturity Date of the Initial Term Loans outstanding at the time of incurrence of such Incremental Term Loans; (C) [reserved]; (D) shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of then-outstanding Initial Term Loans; (E) in the case of Incremental Term Loans, subject to clauses (B) and (D) above, shall have amortization determined by the Borrower and the applicable Incremental Term Lenders;

74 (F) subject to clause (iii) below, shall have an Applicable Rate determined by the Borrower and the applicable Incremental Term Lenders; (G) shall not provide the Incremental Term Lenders with enhanced or special voting rights hereunder; (H) in the case of Incremental Term Loans secured on a pari passu basis (without regard to the control of remedies) with the Initial Term Loans, may participate (i) on a pro rata basis or less than pro rata basis with respect to any voluntary prepayments of Term Loans hereunder, as specified in the applicable Incremental Amendment, (ii) on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis (other than with respect to any proceeds of such Incremental Facility that are subject to an escrow or other similar arrangement and any related deposit of Cash and Cash Equivalents to cover interest and premium with respect to such Incremental Facility so long as such prepayment is funded directly from such escrow or similar arrangement because one or more of the conditions precedent to the release of such escrow or similar arrangement have not been met)) with respect to any mandatory prepayments of Term Loans hereunder, as specified in the applicable Incremental Amendment and (iii) on a greater than pro rata basis with respect to any prepayment of any such Incremental Term Loans with proceeds of any Credit Agreement Refinancing Indebtedness; provided, that any Incremental Facility in respect of such Incremental Term Loans that is junior in right of security with the Initial Term Loans will participate in any mandatory prepayments on a less than pro rata basis with the Initial Term Loans and any Initial DDTL Loans; (I) shall not be secured by any property or assets other than the Collateral (or any portion thereof); and (J) shall not be guaranteed by any Person that is not a Loan Party; (ii) [reserved]; (iii) the pricing, interest rate margins, discounts, premiums, rate floors, fees and (subject to clauses (i)(B) and (D) above) the maturity and amortization schedule applicable to any Incremental Term Loans will be determined by the Borrower and the lenders providing such Incremental Term Loans; provided that, with respect to Incremental Term Loans incurred within twenty four (24) months of the Closing Date that are pari passu with respect to security with the Initial Term Loans and the Initial DDTL Loans, if the Effective Yield of such Incremental Term Loans is more than 0.50% higher than the Effective Yield applicable to the Initial Term Loans and the Initial DDTL Loans, then the interest rate margin with respect to the existing Initial Term Loans and the Initial DDTL Loans shall be adjusted to be equal to the Effective Yield with respect to the relevant Incremental Term Loans, minus, 0.50% (the provision in this clause (iii), the “MFN Adjustment”); and (iv) (A) except as otherwise provided in this Section 2.14(e), the Incremental Term Loans (other than a Term Loan Increase) shall be on terms and pursuant to documentation to be determined by the Borrower and the lenders thereunder; provided that, if the terms of such Incremental Term Loans are not consistent with the terms of the Initial Term Loans and the Initial DDTL Loans or Initial DDTL Commitments, such terms shall not be materially more favorable, taken as a whole (as determined by the Borrower in good faith), to such lenders than the terms of the Initial Term Loans and the Initial DDTL Loans or Initial DDTL Commitments unless (i) the Lenders under the Initial Term Loans and the Initial DDTL Loans or Initial DDTL Commitments also receive the benefit of such more favorable terms pursuant to an amendment subject solely to the reasonable satisfaction of the Administrative Agent or (ii) any such terms apply only after the Maturity Date of the Initial Term Loans and, if applicable, the

75 Initial DDTL Loans and (B) any Term Loan Increase shall be on the same terms (including maturity and interest rates but, subject to clause (iii) above, excluding OID and upfront fees) and pursuant to the same documentation (other than the Incremental Amendment evidencing such Term Loan Increase) as the Term Loans subject to such increase (other than the amendment evidencing such Incremental Facility in respect of such Incremental Term Loans). (f) Incremental Amendment. Incremental Term Commitments shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Incremental Term Lender providing such Incremental Term Commitments, the Administrative Agent and the Incremental Arranger, if applicable. The Incremental Amendment may, without the consent of any other Loan Party or Lender, (i) effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Incremental Arranger, or if applicable, the Administrative Agent (to the extent consent is required pursuant to Section 2.14(c)) and the Borrower, to effect the provisions of this Section 2.14 and (ii) at the option of the Borrower in consultation with the Administrative Agent, incorporate terms that would be favorable to existing Lenders of the applicable Class or Classes for the benefit of such existing Lenders of the applicable Class or Classes (including to the extent necessary or advisable to allow any Class of Incremental Term Commitments to be a Term Loan Increase). The Borrower will use the proceeds of the Incremental Term Loans as determined by the Borrower and the Lenders providing such Incremental Facilities. No Lender shall be obligated to provide any Incremental Term Commitments or Incremental Term Loans, unless it so agrees. The Incremental Term Loans made pursuant to any Term Loan Increase shall be added to (and form part of) each Borrowing of outstanding Term Loans under the respective Class so incurred on a pro rata basis (based on the principal amount of each Borrowing) so that each Lender under such Class will participate proportionately in each then outstanding Borrowing of Term Loans under such Class. (g) [Reserved]. (h) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Section 2.15 Refinancing Amendments. (a) On one or more occasions after the Closing Date, the Borrower or any Guarantor may obtain, from any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this Section 2.15(a) will be deemed to include any then outstanding Refinancing Term Loans and Incremental Term Loans in the form of Refinancing Term Loans or Refinancing Term Commitments incurred under this Agreement pursuant to a Refinancing Amendment. No Lender shall be obligated to provide any Credit Agreement Refinancing Indebtedness. (b) Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.15(a) shall be in an aggregate principal amount that is (x) not less than $[***] and (y) an integral multiple of $[***] in excess thereof. (c) Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the third paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other

76 amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment. (d) This Section 2.15 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Section 2.16 Extension of Term Loans. (a) Extension Request. The Borrower shall provide the applicable Extension Request at least five Business Days prior to the date on which Lenders under the Existing Term Loan Tranche are requested to respond (or such shorter period as agreed by the Administrative Agent), and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent and the Borrower, in each case acting reasonably to accomplish the purposes of this Section 2.16. Subject to Section 3.07, no Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans pursuant to any Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Extension Request amended into Extended Term Loans shall notify the Administrative Agent in writing (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche which it has elected to request be amended into Extended Term Loans (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche in respect of which applicable Term Lenders shall have accepted the relevant Extension Request exceeds the amount of Extended Term Loans requested to be extended pursuant to the Extension Request, Term Loans subject to Extension Elections shall be amended to Extended Term Loans on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans included in each such Extension Election. (b) Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, an “Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Term Lender providing an Extended Term Loan thereunder, which shall be consistent with the provisions set forth in Section 2.16(a) or 2.16(b) above, respectively (but which shall not require the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction (or waiver) on the date thereof of each of the conditions set forth in Section 4.02 (other than delivery of a Committed Loan Notice) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Extension (with such amount to be applied ratably to

77 reduce scheduled repayments of such Term Loans required pursuant to Section 2.07), (iii) modify the prepayments set forth in Section 2.05 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto, (iv) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the third paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (v) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment. (c) No conversion or extension of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. This Section 2.16 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Section 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. A Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as reasonably determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

78 (iii) Certain Fees. That Defaulting Lender shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) or (b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders under the applicable Facility or Facilities in accordance with their Pro Rata Share (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.18 Prepayment Premium. (a) In the event that, prior to the date that is four years after the Closing Date, a Prepayment Event occurs, the Borrower shall pay a fee in Dollars equal to (A) if such Prepayment Event occurs on or prior to the date that is two years after the Closing Date, the Make-Whole Amount, (B) if such Prepayment Event occurs after the date that is two years after the Closing Date and on or prior to the date that is three years after the Closing Date, 3.00% of the aggregate principal amount of the applicable Initial Term Loans or Initial DDTL Loans prepaid, repaid, assigned or accelerated, as applicable, and subject to such Prepayment Event and (C) if such Prepayment Event occurs after the date that is three years after the Closing Date and on or prior to the date that is four years after the Closing Date, 2.00% of the aggregate principal amount of the applicable Initial Term Loans or Initial DDTL Loans prepaid, repaid, assigned or accelerated, as applicable, and subject to such Prepayment Event. Such amounts shall be due and payable on the date of effectiveness of such prepayment regardless of whether such prepayment occurs before or after an Event of Default or before or after an after the acceleration of the Initial Term Loans or Initial DDTL Loans (including any automatic acceleration as a result of an Event of Default under Section 8.01(f)). For the avoidance of doubt, after the date that is four years after the Closing Date, no fee shall be payable pursuant to this Section 2.18(a). (b) Any premium payable in accordance with this Section 2.18 shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Prepayment Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION. The Loan Parties expressly agree that: (A) the premium payable under this Section 2.18 is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) such premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay such premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.18; (E) their agreement to pay such premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) such premium represents

79 a good faith, reasonable estimate and calculation of the lost profits or damages of the Administrative Agent and the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Administrative Agent and the Lenders or profits lost by the Administrative Agent and the Lenders as a result of such Prepayment Event. ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Any and all payments made by or on account of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for Taxes, except as required by applicable Law. If the Borrower, any Guarantor or other applicable withholding agent shall be required by applicable Law (as determined in the good faith discretion of an applicable withholding agent) to deduct or withhold any Taxes from any sum payable under any Loan Document, (i) the applicable withholding agent shall be entitled to make such deductions and withholdings and shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Laws, (ii) if the Tax in question is an Indemnified Tax, the sum payable by the Borrower or any Guarantor shall be increased as necessary so that after making all required deductions and withholdings of Indemnified Taxes or Other Taxes (including deductions and withholdings of Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section 3.01), the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings for Indemnified Taxes or Other Taxes been made, and (iii) as soon as practicable after the date of such payment to a Governmental Authority pursuant to this Section 3.01, if the Borrower or any Guarantor is the applicable withholding agent, it shall furnish to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof, a copy of the return reporting such payment or other evidence of payment reasonably satisfactory to the Administrative Agent. (b) Without duplication of other amounts payable by the Borrower under this Section 3.01, the Borrower shall timely pay to the relevant Governmental Authority, or at the option of the Administrative Agent timely reimburse it for the payment of, all present or future stamp, court or documentary Taxes and any other property, intangible, filing, mortgage recording or similar Taxes, imposed by any Governmental Authority, which arise from the execution, delivery, performance, enforcement or registration of, from the receipt of any payment made under, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document excluding, in each case, Assignment Taxes, except for Assignment Taxes resulting from an assignment, grant of a participation, designation of a new office for receiving payments by or on account of the Borrower or other transfer made pursuant to Section 3.07 or Section 3.01(e) (all such non-excluded Taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”). (c) Without duplication of the amounts paid pursuant to Sections 3.01(a) or 3.01(b), the Borrower and each Guarantor, jointly and severally, shall indemnify the Administrative Agent or each Lender, as applicable, within 10 days after demand therefor, for (i) the full amount of Indemnified Taxes and Other Taxes payable or paid by the Administrative Agent or such Lender (including Indemnified Taxes and Other Taxes withheld, deducted, imposed or asserted on or attributable to amounts payable under this Section 3.01) and (ii) any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the

80 Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent shall be conclusive absent manifest error. (d) Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction of, withholding Tax, if any, with respect to any payments to be made to such Lender under the Loan Documents. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each such Lender shall, whenever such documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, deliver to the Borrower and the Administrative Agent an updated form or certification, successor form or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. Notwithstanding anything to the contrary in the preceding sentences of this Section 3.01(d), the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs 3.01(d)(i), (ii)(A), (ii)(B), (ii)(C), (ii)(D) and (iv)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Notwithstanding any other provision of this Section 3.01(d), no Lender shall be required to deliver any form or other documentation pursuant to this Section 3.01(d) that such Lender is not legally eligible to deliver. Without limiting the foregoing: (i) Each Lender that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) two copies of properly completed and duly signed Internal Revenue Service Form W-9 (or any successor form thereto) certifying that such Lender is exempt from U.S. federal backup withholding Tax. (ii) Each Lender that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable: (A) two copies of properly completed and duly signed Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), claiming eligibility for the benefits of an income Tax treaty to which the United States is a party, (B) two copies of properly completed and duly signed Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “United States Tax Compliance Certificate”) and (y) two copies of properly completed and duly

81 signed Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership), two copies of properly completed and duly signed Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by Internal Revenue Service Form W-8ECI, Form W-8BEN, Form W-8BEN-E, a United States Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable (provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a United States Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner(s)), or (E) copies of any other documentation prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, properly completed and duly signed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made. (iii) [Reserved]. (iv) If any payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (v) [Reserved]. (e) Any Lender claiming any additional amounts payable pursuant to this Section 3.01 shall, at the request of the Borrower, use its reasonable efforts to change the jurisdiction of its Lending Office if such a change would eliminate or reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the judgment of such Lender, result in any unreimbursed cost or expense or be otherwise disadvantageous to such Lender. The Borrower shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (f) If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which indemnification or additional amounts have been paid to it by a Loan Party pursuant to this Section 3.01, it shall promptly remit such refund to such Loan Party (but only to the extent of indemnification or additional amounts paid by the Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of the Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund net of any Taxes payable by any Lender on such

82 interest); provided that the Loan Parties, upon the request of the Lender, as the case may be, agree promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to the relevant Governmental Authority; provided, further, that in no event will any Lender be required to pay any amount to a Loan Party pursuant to this Section 3.01(f) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.01(f) shall not be construed to require any Lender to make available its Tax returns (or any other information relating to Taxes that it deems confidential) to the Borrower or any other person. (g) On or before the date an Agent becomes party to this Agreement, each Agent that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent two copies of properly completed and duly signed Internal Revenue Service Form W-9 (or any successor form thereto) with respect to fees received on its own behalf, certifying that such Agent is exempt from U.S. federal backup withholding. Each Agent that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent: (i) two copies of properly completed and duly signed Internal Revenue Service Form W-8ECI (or any successor form thereto) with respect to fees received on its own behalf and, with respect to any other payments it is to receive, two copies of properly completed and duly signed Internal Revenue Service Form W-8IMY (or any successor form thereto) accompanied by all required supporting certificates and documentation evidencing its agreement with the Borrower to be treated as a United States person for U.S. federal withholding Tax purposes; or (ii) two copies of any other applicable Internal Revenue Service Form W-8, property completed and duly signed. At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower or promptly notify the Borrower in writing of its legal ineligibility to do so. Notwithstanding anything to the contrary in this Section 3.01(g), no Agent shall be required to deliver any form or other documentation pursuant to this Section 3.01(g) that such Agent is not legally eligible to deliver as a result of a change in Law or circumstances after the Closing Date. (h) [Reserved]. (i) Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR, in each case after the Closing Date then, on written notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall promptly following written demand from such Lender (with a copy to the Administrative Agent), prepay all applicable Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR to such day, or promptly, if such Lender may not lawfully continue to maintain such Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate

83 or Term SOFR. Upon any such prepayment, the Borrower shall also pay accrued interest on the amount so prepaid. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.03 Inability to Determine Rates. (a) Subject to Section 3.03(b), if, on or prior to the first day of any Interest Period for any Loan, the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Loans shall be suspended (to the extent of the affected Loans or affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing. (b) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to the Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(b)(i) will occur prior to the applicable Benchmark Transition Start Date. (A) No Swap Contract shall be deemed to be a “Loan Document” for purposes of this Section 3.03(b). (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with the Borrower) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement or Early Opt-in Election, as applicable, and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(b)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(b).

84 (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may, by providing notice thereof (which may be via email) to the Borrower and the Lenders, modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark, then the Administrative Agent may modify, by providing notice thereof (which may be via email) to the Borrower and the Lenders, the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Borrowing of Loans. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy. (a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, including, for avoidance of doubt any such adoption, change or compliance in respect of (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines, requirements, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities pursuant to Basel III regardless in each case (a) and (b) of the date of adoption or enaction, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (including for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from any Taxes other than (i) Indemnified Taxes, (ii) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and Connection Income Taxes on such Lender’s loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) reserve requirements contemplated by Section 3.04(b)) and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the Loan (or of maintaining its obligations to make any Loan) or to reduce the amount of any sum received or receivable by such Lender, then from time to time within 15 Business Days after written demand by such Lender setting forth in reasonable detail (which detail shall not be required to include any information to the extent disclosure thereof is prohibited by Law) such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction; provided that the Borrower shall not be required to compensate any lender under this Section 3.04(a) for any request for reimbursement resulting from a market disruption where (A) the relevant circumstances are not generally affecting the banking market or (B) the applicable request has not been made by the Required Lenders; provided, further, that to the extent any such costs or reductions are incurred by any Lender as a result of any requests, rules, regulations, guidelines, or directives enacted or promulgated under the Dodd-Frank

85 Wall Street Reform and Consumer Protection Act or Basel III, then such Lender shall be compensated pursuant to this Section 3.04(a) only to the extent such Lender certifies that it is its general policy or practice to impose such charges on similarly situated borrowers where the terms of other credit facilities permit it to impose such charges. (b) If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity and such Lender’s desired return on capital), then from time to time promptly following written demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within 15 Business Days after receipt of such demand. (c) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than twelve months prior to the date that such Lender notifies the Borrower of the change in Law giving rise to such increased costs or reductions, and of such lender’s intention to claim compensation therefor (except that, if the change in Law giving rise to such increased costs or reductions is retroactive, then the twelve month period referred to above shall be extended to include the period of retroactive effect thereof). (d) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; provided, further, that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b) or (c). Section 3.05 [Reserved]. Section 3.06 Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable and customary averaging and attribution methods. (b) With respect to any Lender’s claim for compensation for any amounts under Section 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for the interest and penalties with respect to such amounts if such Lender notifies the Borrower of the event that gives rise to such claim more than 180 days after such event; provided that if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

86 Section 3.07 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrower is required to pay any Indemnified Tax or becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any Loans as a result of any condition described in Section 3.02 or 3.04 or requires the Borrower to pay additional amounts as a result thereof, (ii) any Lender becomes a Defaulting Lender, or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on five Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (so long as the assignment fee is paid in such instance) all of its rights and obligations under this Agreement (which shall only apply in respect of any applicable Facility (and not all Facilities hereunder) only in the case of clause (i) or, in the case of a Non-Consenting Lender with respect to a vote of directly and adversely affected Lenders (“Affected Class”), clause (iii)); provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents. (b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans, Commitments and participations so assigned shall be Paid In Full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Lender, then such Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Lender and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Lender. (c) [Reserved] (d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each affected Lender or each Lender of a Class in accordance with the terms of Section 10.01 or an Affected Class or all Lenders holding Term Loans subject to a Permitted Repricing Amendment and (iii) the Required Lenders (and, in the case of a consent, waiver or amendment (1) involving all of an Affected Class, more than 50.0% of such Affected Class or (2) involving a Permitted Repricing Amendment, all other Lenders holding a tranche of Term Loans subject to such repricing that will continue as repriced or

87 modified Term Loans) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” Section 3.08 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction (or waiver) of the following conditions precedent, except as otherwise agreed between the Borrower, the Initial Lenders and the Administrative Agent in writing: (a) The Administrative Agent’s (or its counsel’s) receipt of the following, each of which shall be original, .pdf or facsimile copies or delivered by other electronic method unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Required Lenders: (i) a Committed Loan Notice with respect to the Initial Term Loan; (ii) executed counterparts of this Agreement and each other Loan Document required to be executed on the Closing Date; (iii) a copy of a Note executed by the Borrower in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date; (iv) each Collateral Document and each other document set forth on Schedule 1.01B required to be executed on the Closing Date as indicated on such schedule, together with: (A) except as otherwise set forth in Section 6.13(b), original certificates, if any, representing the Pledged Equity constituting certificated securities referred to therein accompanied by undated stock or other transfer powers executed in blank and instruments, if any, evidencing the Pledged Debt indorsed in blank; (B) proper financing statements (Form UCC-1 or equivalent) for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement and the Canadian Security Agreement, including CRO registration templates in agreed form for each Collateral Document entered into by an Irish Subsidiary (to the extent that such registration is required pursuant to Section 409 of the Irish Companies Act) and all intellectual property registrations and notifications required to register Liens taken over any intellectual property under the Irish Collateral Agreements; and (C) a copy of all notices required to be sent under the Irish Collateral Agreements; (v) a certificate of a Responsible Officer of the Borrower certifying that the conditions set forth in Sections 4.01(e), (f) and (k) have been satisfied;

88 (vi) with respect to each Loan Party other than any Irish Subsidiary (whose corporate and authority deliverables are those set out in clause (x) below), such certificates of good standing or existence (to the extent such concept exists in the applicable jurisdiction) from the applicable secretary of state (or equivalent) of the jurisdiction of organization of each Loan Party, Organization Documents certified from the applicable secretary of state (or equivalent) of the jurisdiction of organization of each Loan Party, as of a recent date, copies of resolutions or other corporate or limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent or Required Lenders may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; (vii) (v) an opinion from Bass, Berry & Sims PLC, as counsel to the Loan Parties in form and substance reasonably satisfactory to the Required Lenders, (w) an opinion from Miles & Stockbridge, as Maryland counsel to the Loan Parties in form and substance reasonably satisfactory to the Required Lenders, (x) an opinion from Bennett Jones LLP, as Canadian counsel to the Loan Parties in form and substance reasonably satisfactory to the Required Lenders, (y) an opinion from Pitblado LLP, as Manitoba counsel to the Loan Parties in form and substance reasonably satisfactory to the Required Lenders and (z) an opinion from William Fry LLP, as Irish counsel to the Administrative Agent in form and substance reasonable satisfactory to the Required Lenders; (viii) a solvency certificate from a financial officer of the Borrower substantially in the form attached hereto as Exhibit D; (ix) [reserved]; (x) a customary officer’s certificate of each Irish Subsidiary to include, without limitation, (1) a copy of each Organization Document of such Irish Subsidiary certified as of the date of such certificate by the relevant Irish Subsidiary as being in full force and effect without modification or amendment; (2) resolutions of the board of directors of such Irish Subsidiary approving and authorizing the execution, delivery and performance of the Loan Documents to which such Irish Subsidiary is a party, certified as of the date of such certificate by the relevant Irish Subsidiary as being in full force and effect without modification or amendment; (3) a specimen of the signature of each person authorized by the resolution referred into in paragraphs (1) and (2) above in relation to the Loan Documents and related documents; (4) the directors, secretary and shareholders of the Irish Subsidiary; (5) certifying that attached thereto is a true and complete copy of any power of attorney duly authorizing such Irish Subsidiary to execute the Loan Documents; (6) certifying that such Irish Subsidiary is in compliance with sections 82 and 239 of the Irish Companies Act and, if required, appending summary approval procedure documents in accordance with section 202 of the Irish Companies Act; (7) confirming the tax number of each Irish Subsidiary, (8) appending an up to date group structure chart; and (9) appending the register of members of each Irish Subsidiary; and (xi) satisfactory searches against each Irish Subsidiary and each pledgor under the Irish Collateral Agreements. (b) All fees and expenses required to be paid hereunder, under the Fee Letter or as separately agreed between the Borrower and the Arranger (or any of its Affiliates) or the Administrative Agent (or any of its Affiliates) shall have been paid from the proceeds of the initial fundings under the Facilities or from cash on hand.

89 (c) The Refinancing shall have been or, substantially concurrently with the initial Borrowing hereunder shall be, consummated. (d) The Administrative Agent shall have received the Historical Financial Statements and the Projections. (e) Since December 31, 2025, there shall not have occurred a Material Adverse Effect. (f) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Closing Date or on such earlier date, as the case may be. (g) The Administrative Agent (or its counsel) shall have received the Fee Letter, in each case, properly executed by a Responsible Officer of the signing Loan Party. (h) The Administrative Agent (or its counsel) shall have received the Information and Collateral Certificate, in each case, properly executed by a Responsible Officer of the Borrower. (i) The Administrative Agent shall have received the funds flow. (j) The Administrative Agent and the Initial Lenders shall have received at least three (3) Business Days prior to the Closing Date (x) all documentation and other information about the Borrower and the Guarantors and the principals thereof that has been reasonably requested by the Administrative Agent or the Initial Lenders in writing at least ten (10) days prior to the Closing Date and that the Administrative Agent and the Initial Lenders reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that has been requested by the Administrative Agent in writing at least ten (10) days prior to the Closing Date and (y) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower. (k) No Default or Event of Default shall exist or could reasonably be expected to result from such proposed Credit Extensions on the Closing Date or from the application of the proceeds therefrom. Without limiting the generality of the provisions of Section 9.03(b), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 4.02 Conditions to Each Initial DDTL Extension. The obligation of the Initial DDTL Lenders to make the Initial DDTL Extension is subject to the satisfaction or waiver of the following conditions (which (i) shall be subject to limitation or modification pursuant to Section 2.02(i) and (ii) if elected by the Borrower, shall be determined in accordance with Section 1.08): (a) The Administrative Agent shall have received a Committed Loan Notice as required by Section 2.02.

90 (b) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such Credit Extension or on such earlier date, as the case may be; provided, further, that, in the case of a Borrowing of Initial DDTL Loans to finance a Limited Condition Transaction, such condition shall be limited to Specified Representations. (c) No Default or Event of Default shall exist or could reasonably be expected to result from such proposed Credit Extension or from the application of the proceeds therefrom; provided, that, in the case of a Borrowing of Initial DDTL Loans to finance a Limited Condition Transaction, such condition shall be limited to no Event of Default under Sections 8.01(a) and 8.01(f). (d) The Consolidated Secured Leverage Ratio (determined on a Pro Forma Basis) does not exceed 1.75:1.00. (e) Each Initial DDTL Lender shall have received, or shall receive substantially concurrently with the funding thereof, all fees and expenses owing by the Borrower hereunder. Subject to Section 1.08, the Committed Loan Notice submitted by the Borrower in respect of the Initial DDTL Extension shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES On the dates required pursuant to Section 4.01 and 4.02 hereof, as applicable, the Borrower and each of the Guarantors party hereto represent and warrant to the Administrative Agent and the Lenders that: Section 5.01 Existence, Qualification and Power. The Borrower and each of its Subsidiaries (other than any Immaterial Subsidiaries) (a) is a Person duly organized, incorporated or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation, as applicable, to the extent such concept exists in such jurisdiction, (b) has all requisite organizational power and authority to, in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (where relevant) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification and (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case, referred to in clauses (c) or (d), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01), under (x) any Contractual Obligation to which such Person is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person

91 or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect. Section 5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, any Loan Party of this Agreement or any other Loan Document, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) approval, consent, exemption, authorization, or other action by, or notice to, or filing necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable U.S. Law and any approvals, consents, authorizations, actions or notices or filings with respect to the perfection of a security interest in property of any Loan Party located outside of the United States, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in or Indebtedness owed by Foreign Subsidiaries (the foregoing clauses (i), (ii) and (iii), the “Enforcement Qualifications”). Section 5.05 Historical Financial Statements; No Material Adverse Effect. (a) The Historical Financial Statements present fairly, in all material respects, the financial position, results of operations and changes in cash flows of the Borrower and its Subsidiaries, as of the dates and for the periods referred to therein and have been prepared in accordance with GAAP on a consistent basis through the periods indicated, subject, in the case of any unaudited financial statements, to audit adjustments to non-cash items at year-end, which adjustments include goodwill and deferred taxes, and the lack of footnote disclosures and other presentation items, none of which would (individually or in the aggregate) be material in nature or amount. (b) Since December 31, 2025, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. Section 5.06 Litigation. Except as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues (other than actions, suits, proceedings and claims in connection with the Transactions) that have a reasonable likelihood of adverse determination and such

92 determination, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 5.07 Ownership of Property; Liens. The Borrower and each of its Subsidiaries has good record title to, or valid leasehold interests in, all Real Property necessary in the ordinary conduct of its business, free and clear of all Liens except (a) as set forth on Schedule 5.07, (b) minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, (c) Liens permitted by Section 7.01 and (d) where the failure to have such title or leasehold interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.08 Environmental Matters. Except as specifically disclosed on Schedule 5.08 or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) each Loan Party and its respective properties and operations are and have been in compliance with all Environmental Laws, which includes obtaining and maintaining all applicable Environmental Permits required under such Environmental Laws to carry on the business of the Loan Parties as currently conducted; (b) the Loan Parties have not received any written notice from a Governmental Authority that alleges any of them is in violation of or potentially liable under any Environmental Laws, and to the knowledge of the Loan Parties, none of the Loan Parties nor any of the Loan Parties’ Real Property is the subject of any claims, investigations, liens, demands, or judicial, administrative or arbitral proceedings pending or, to the knowledge of the Borrower, threatened in writing under any Environmental Law or to revoke or modify any Environmental Permit held by any of the Loan Parties; (c) there has been no Release of Hazardous Materials arising out of the conduct or current or prior operations of the Loan Parties, or to the knowledge of the Borrower, arising out of the conduct of any other Person, on, at, under or from (i) any Real Property or facilities owned, operated or leased by any of the Loan Parties, (ii) Real Property formerly owned, operated or leased by any Loan Party or (iii) at any other location that would, in any such case with respect to clauses (i), (ii) or (iii) above, reasonably be expected to require investigation, remedial activity or corrective action or cleanup by any Loan Party or would reasonably be expected to result in the Borrower incurring liability under Environmental Laws; and (d) to the knowledge of the Borrower, there are no environmental conditions arising out of or relating to the operations of the Loan Parties or Real Property or facilities owned, operated or leased by any of the Loan Parties or, Real Property or facilities formerly owned, operated or leased by the Loan Parties, in each case, that would reasonably be expected to result in the Borrower incurring liability under Environmental Laws. Section 5.09 Taxes. Each of the Loan Parties and their respective Subsidiaries have timely filed all material Tax returns required to be filed, and have paid all material Taxes levied or imposed upon them or their properties, income, or assets, that are due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. To the knowledge of the Borrower, there is no Tax deficiency or assessment proposed in writing by any Governmental Authority against the Loan Parties that, if made would, individually or in the aggregate, have a Material Adverse Effect.

93 Section 5.10 ERISA Compliance. (a) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) each Pension Plan is in compliance with the applicable provisions of ERISA and the Code and other Federal or state Laws, (ii) each Foreign Plan is in compliance with the provisions of applicable law and (iii) each Canadian Pension Plan is in compliance with any applicable federal or provincial pension standards legislation in Canada and any other applicable Laws (b) (i) No ERISA Event or Canadian Pension Event has occurred or is reasonably expected to occur; (ii) no Loan Party nor ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due but not delinquent under Section 4007 of ERISA); (iii) no Loan Party nor ERISA Affiliate has engaged in a transaction that would reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA and (iv) the present value of all accumulated benefit obligations under all Pension Plans (based on assumptions used for purposes of Accounting Standards Codification No. 715) did not, as of the most recent valuation date, exceed the fair market value of the assets of such Pension Plans, in the aggregate; except, with respect to each of the foregoing clauses of this Section 5.10(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (c) Except as disclosed in Schedule 5.10(c), no Loan Party sponsors, maintains, participates in, contributes to, or has any liability or contingent liability in respect of any Canadian Defined Benefit Plan or Canadian Multi-Employer Plan. Section 5.11 Use of Proceeds. (a) The proceeds of the Initial Term Loans will be used on the Closing Date, together with cash on hand, to effect the Refinancing, to pay the Transaction Expenses and to finance the working capital needs and other general corporate purposes of the Borrower and its Subsidiaries. (b) [Reserved]. (c) The proceeds of the Initial DDTL Loans will be used to (i) finance Permitted Acquisitions or similar Investments (including earnout payments, working capital adjustments and purchase price adjustments related thereto), (ii) pay the Ebanga Obligation and (iii) finance growth Capital Expenditures and, in each case, to pay related fees and expenses. (d) Subject to Section 2.14(d)(v), the proceeds of any Incremental Term Loans will be used for working capital and other general corporate purposes and for any other purpose not prohibited by the terms of the Loan Documents, including the financing of Permitted Acquisitions, other permitted Investments and the payment of permitted dividends. Section 5.12 Margin Regulations; Investment Company Act. (a) The Borrower and its Subsidiaries are not engaged and will not engage, principally or as one of their important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U or X of the Board of Governors of the United States Federal Reserve System. (b) None of the Borrower or any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

94 Section 5.13 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information, budgets, estimates and information of a general economic or industry nature) to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains, as of the date such statement, certificate or other information was furnished, any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information (including Projections), the Borrower represents that such information was prepared in good faith based upon assumptions believed to be reasonable at the time such information was furnished, it being understood that such projected financial information are not to be viewed as facts or as a guarantee of performance or achievement of any particular results and that actual results may vary from such forecasts and that such variations may be material and that no assurance can be given that the projected results will be realized. Section 5.14 Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes, or other similar labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of the Borrower or any of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. Section 5.15 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries own, free and clear of all Liens other than Liens permitted by Section 7.01, license or possess adequate rights to use all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, industrial designs, technology, software, trade secrets, proprietary information, know-how database rights, design rights and other intellectual property and similar rights (collectively, “IP Rights”) that are used or held for use in, or reasonably necessary for, the operation of their respective businesses as currently conducted, except to the extent such failure to own, license or possess such IP Rights or the existence of such Liens, in each case, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary in the operation of their respective businesses as currently conducted infringes upon, misappropriates, dilutes or otherwise violates any intellectual property or proprietary rights held by any Person except for such infringements, misappropriation, dilution or other violation, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation alleging any infringement, misappropriation, dilution or otherwise violation of IP Rights, is pending or, to the knowledge of the Borrower, threatened against any Loan Party or any Subsidiary, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 5.16 Solvency. On the Closing Date, after giving effect to the Transactions, the Borrower and its Subsidiaries, taken as a whole, are Solvent and no Canadian Loan Party is an “insolvent person” as defined in the BIA. Section 5.17 USA PATRIOT Act; OFAC; FCPA; Export Controls; Sanctions. (a) To the extent applicable, each of the Borrower and its Subsidiaries are in compliance in all material respects with: (i) all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State, or any financial sanctions or trade embargoes imposed, administered or enforced

95 under the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, and regulations codified at 31 CFR Subtitle B, Chapter V, as amended, and any other enabling legislation or executive order relating thereto), the Government of Canada, the European Union, any EU Member State, or the United Kingdom, in each case to the extent applicable to the Borrower and its Subsidiaries (collectively, “Sanctions”); (ii) all laws and regulations relating to U.S. import, export, re-export and transfer of products, software, technical data, services and technologies, including those regulations under the authority of U.S. Departments of Commerce (Bureau of Industry and Security) codified at 15 CFR, Parts 700-799, including the Export Administration Regulations codified at 15 CFR Parts 730-774; Homeland Security (Customs and Border Protection) codified at 19 CFR, Parts 1-199; State (Directorate of Defense Trade Controls) codified at 22 CFR Part 103, the International Traffic in Arms Regulations codified at 22 CFR Parts 120-130; Arms Export Control Act codified at 22 U.S.C. 2778 et seq.; and any similar laws of those jurisdictions in which the Borrower does material business (except to the extent inconsistent with U.S. law) (collectively, “Export Controls”), (iii) the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or other applicable U.S. and foreign anti-corruption Law, (iv) the USA PATRIOT Act, and (v) any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Borrower or its Subsidiaries related to terrorism financing, money laundering and “know your client” laws including any applicable provision of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada). (b) None of the Borrower or its Subsidiaries or, to the knowledge of the Borrower, any director or officer of the Borrower or its Subsidiaries is an individual or entity that is, or is owned 50 percent or more or controlled, as applicable under relevant Sanctions, by Persons that are: (i) subject of or the target of any Sanctions, or (ii) located, organized, or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions, including currently the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, the non-government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea, Belarus, Russia, and Venezuela (in relation to its government only) (each a “Sanctioned Country”); and no Loan Party will, directly or to the knowledge of the Loan Party, indirectly, use the proceeds of any Loans or otherwise make available such proceeds to any Person, or in any country or territory that, at the time of such financing, is, subject to or the target of Sanctions, except to the extent permissible for a person required to comply with Sanctions, or in any other manner that would result in a violation of Sanctions by any Person, including any party to this Agreement. (c) No part of the proceeds of the Loans will be used by the Borrower or its Subsidiaries directly or, to the knowledge of the Borrower, indirectly, (i) for any offers, payments, promises to pay, or authorizations of the payment or giving of money, or anything else of value, to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA; (ii) in violation of Sanctions; or (iii) in violation of any other applicable anti-terrorism, anti-corruption, or anti-money laundering Laws. Section 5.18 Security Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Administrative Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents and in the case of each Irish Guarantor, (i) all filings required to be made pursuant to Section 409 of the Irish Companies Act, and (ii) all intellectual property registrations and notifications required to register Liens taken over any intellectual property under the Irish Collateral Agreements), are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, a legal, valid, enforceable and perfected Lien (with the priority such liens are expressed to have

96 within the relevant Collateral Documents) on all right, title and interest of the respective Loan Parties in the Collateral described therein subject to the Enforcement Qualifications and Liens permitted by Section 7.01. Notwithstanding anything herein (including this Section 5.18) or in any other Loan Document to the contrary, none of the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest (other than with respect to those pledges and security interests made under the Laws of the jurisdiction of formation of the applicable Foreign Subsidiary) in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Administrative Agent or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non- perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required pursuant to Section 6.11, 6.13, 6.14 or 4.01(a), the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date pursuant to Section 4.01(a). Section 5.19 Senior Indebtedness. The Obligations constitute “Senior Indebtedness” (or any comparable term) under and as defined in the documentation governing any Indebtedness that is subordinated in right of payment to the Obligations. Section 5.20 Insurance. The properties of the Borrower and its Subsidiaries are insured to the extent required by Section 6.07. Section 5.21 Material Contracts. (a) To the best of the knowledge of the Borrower and the other Loan Parties that are party to a Material Contract, each Material Contract is in full force and effect in all material respects. No Loan Party nor any of its Subsidiaries has, directly or indirectly, paid or delivered any material fee, commission or other sum of money or remuneration, however characterized, to any Governmental Authority or any other Person which in any manner is related to any Material Contract of any Loan Party or any of its Subsidiaries and which is illegal under any applicable Law. (b) (i) No termination for convenience, termination for default, notice of non-renewal, notice of material non-compliance or default, cure notice or show cause notice with respect to any Material Contract has been issued to any Loan Party or any Subsidiary of any Loan Party or any predecessor of any of the foregoing and remains unresolved and (ii) no Loan Party nor any of its Subsidiaries aware of any failure by such Person to comply with any term or provision of any Material Contract that would be the basis for a termination for default, notice of material non-compliance or default, cure notice or show cause notice and, in each case of clauses (i) and (ii), that would reasonably be expected to have a Material Adverse Effect. (c) No material amount due to any Loan Party or any Subsidiary of any Loan Party or any predecessor of any of the foregoing has been withheld or set off by or on behalf of a Governmental Authority, or prime contractor or subcontractor (at any tier) in each case with respect to any failure or alleged failure by such Person to comply with any term or provision of any Material Contract. (d) No Loan Party nor any Subsidiary of any Loan Party nor any Related Parties of any of the foregoing has received notice that such Person (i) is under any administrative, civil or criminal investigation or indictment by any Governmental Authority, nor subject to any non-routine audit, whether pending, completed or threatened, relating to the performance or administration of any Material Contract by a Loan Party nor a Subsidiary of a Loan Party or (ii) has made, nor has been required to make, any

97 disclosure to any Governmental Authority with respect to any material alleged irregularity, misstatement or omission under or relating to any Material Contract (or bid with respect thereto). (e) With respect to any Material Contract to which any Governmental Authority is a counterparty: (i) such Material Contract was legally awarded and no Loan Party nor any Subsidiary of any Loan Party has received any notice in writing that any Material Contract (or any bid in respect thereof) is the subject of any pending bid or award protest proceedings; (ii) each Loan Party and each Subsidiary is in material compliance with all applicable statutory and regulatory requirements pertaining to each of its Material Contracts and bids related thereto, including to the extent applicable, (a) the Procurement Integrity Act (41 U.S.C. §§ 2101- 2107) and its implementing regulations including Federal Acquisition Regulation 3.104; (b) the Anti-Kickback Act (41 U.S.C. §§ 8701-8707) and implementing regulations including the associated regulations set forth in Federal Acquisition Regulation 3.502; (c) the Federal Health Care Anti- Kickback Statute, 42 U.S.C. § 1320a-7b(b); (d) the prohibitions on bribery and gratuities set forth in 18 U.S.C. § 201 and the associated regulations at Federal Acquisition Regulation Subpart 3.2 and Federal Acquisition Regulation 52.203-3; (e) the Truth in Negotiations Act, 41 U.S.C. §§ 3501-3509; (f) the independent pricing requirements at Federal Acquisition Regulation 3.103; and (g) the limitations on the payments of funds to influence federal transactions, as set forth in 31 U.S.C. § 1352 and the associated regulations at Federal Acquisition Regulation Subpart 3.8 and Federal Acquisition Regulation 52.203-11; and (iii) no Loan Party nor any Subsidiary of any Loan Party has made any mandatory disclosure under Federal Acquisition Regulation 52.203-13(b)(3)(i) or any voluntary disclosure to any Governmental Authority with respect to any alleged unlawful conduct, misstatement, significant overpayment under a Material Contract, or omission arising under or related to any Material Contract (or bid in respect thereof), and to the knowledge of the Borrower, there are no facts that would require mandatory disclosure under Federal Acquisition Regulation 52.203-13(b)(3)(i). Section 5.22 Compliance with Laws. (a) Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of applicable Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (b) To the knowledge of the Borrower, no circumstance exists and no event has occurred that (with or without notice or lapse of time) is reasonably expected to give rise to any obligation on the part of any Loan Party to undertake, or to bear all or any portion of the cost of, any remedial corrective action of any nature with respect to any product developed, produced, manufactured, tested, packaged, labeled, marketed, sold, and/or distributed by a Loan Party or any of its Subsidiaries, which obligations if incurred would reasonably be expected to have a Material Adverse Effect. (c) Each product that is developed, produced, manufactured, tested, packaged, labeled, marketed, sold, and/or distributed by a Loan Party or any of its Subsidiaries that is subject to the Federal Food, Drug and Cosmetic Act (the “FFDCA”), the FDA regulations promulgated thereunder, or similar applicable Law, is being developed, produced, tested, packaged, labeled, marketed, sold, and/or distributed in compliance in all material respects with all applicable Laws under the FFDCA or similar applicable Laws,

98 including, to the extent applicable, those relating to the importation of FDA-regulated products, current good manufacturing practices (cGMPs), and corresponding facility registration, recall, recordkeeping, and reporting obligations, and is not adulterated or misbranded within the meaning of the FFDCA, except to the extent that any non-compliance would not reasonably be expected to have a Material Adverse Effect. (d) No Loan Party, no Subsidiary of any Loan Party nor, to any Loan Party’s knowledge, any officer or employee of any of them currently is, or has in the last three (3) years been, convicted of any crime or indicted for any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar applicable Law or authorized by 21 U.S.C. § 335a(b) or has been charged with or convicted under any applicable Law relating to the development or approval of products subject to regulation by the FDA (or similar or analogous foreign, state or local Governmental Authority), or otherwise relating to the regulation of any product that is developed, produced, manufactured, tested, packaged, labeled, marketed, sold, and/or distributed by a Loan Party or any of its Subsidiaries. (e) No product that is developed, produced, manufactured, tested, packaged, labeled, marketed, sold, and/or distributed by a Loan Party or any of its Subsidiaries has been recalled directly or indirectly by a Loan Party or any of its Subsidiaries or any Governmental Authority or involuntarily withdrawn, suspended, or discontinued, except to the extent that any such recall, withdrawal, suspension or discontinuance would not reasonably be expected to have a Material Adverse Effect. No Loan Party has been notified in writing of any action, arbitration, non-routine audit, hearing, investigation, litigation, suit (whether civil, criminal, administrative, investigative, or informal) or claim commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority (whether completed or pending) seeking the voluntary or other recall, withdrawal, suspension, or seizure of any such product that is developed, produced, manufactured, tested, packaged, labeled, marketed, sold, and/or distributed by a Loan Party or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. (f) None of the Borrower nor any of its Subsidiaries have received (a) any so called “Warning Letters” or “Untitled Letters” from the FDA (or similar or analogous foreign, state or local Governmental Authority) for which the Borrower or such Subsidiary has not provided a response or which has not otherwise been satisfied to Borrower’s knowledge, or (b) any (i) citation, suspension, revocation, limitation, warning, audit finding, request or communication issued by a Governmental Authority that, to the Borrower’s knowledge, has not been resolved to the applicable Governmental Authority’s satisfaction or (ii) notification in writing from any Governmental Authority regarding (x) any actual, alleged, possible, or potential violation of, or failure to comply with, any applicable Law, or (y) any actual, alleged, possible, or potential obligation on the part of any such Person to undertake, or to bear all or any portion of the cost of, any remedial action of any nature related to any citation, notification, limitation, warning, audit finding, request or communication received under clause (b)(i), in each case, which would reasonably be expected to have a Material Adverse Effect. (g) Each Loan Party and each of its Subsidiaries have filed all material reports, documents, applications, notices and copies of any contracts required by any applicable Laws to be filed or furnished to any Governmental Authority, unless the failure to do so would not reasonably be expected to have a Material Adverse Effect. All such reports, documents, applications, notices and contracts were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing such that no material liability exists in respect of the Borrower and its Subsidiaries with respect to such filings). (h) Neither any Loan Party nor any Subsidiary of any Loan Party nor, to the knowledge of the Borrower, any Principal (as defined in Federal Acquisition Regulation 52.209-5) presently is suspended or debarred from bidding on contracts or subcontracts for or with any Governmental Authority. No Loan Party has, in the last three (3) years, received written notification from a Governmental Authority

99 of any suspension or debarment actions with respect to any government contract currently have been commenced or threatened in writing against any Loan Party or any Subsidiary of any Loan Party or, to the knowledge of the Borrower, any of their respective Related Parties. (i) Each Loan Party and each Subsidiary of any Loan Party, in each case, that is party to a contract with the Federal Government of the United States has an ethics and compliance program that complies in all material respects with the requirements of Federal Acquisition Regulation Subpart 3.10 and FAR 52. 203-13. Section 5.23 Centre of Main Interests. Each Irish Guarantor shall maintain its centre of main interests (as that term is used in Article 3(1) of the COMI Regulation) in Ireland and shall not without the prior written consent of the Administrative Agent have any “establishment” (as that term is used in Article 2(10) of the COMI Regulation) in any other jurisdiction. Section 5.24 Immaterial Subsidiaries. Each Immaterial Subsidiary listed on Schedule 1.01B satisfies the requirements of an Immaterial Subsidiary as set forth in the definition thereof. Section 5.25 Royalty and Other Payments. Except as set forth on Schedule 5.25 or in respect of the Ebanga Obligation, neither the Borrower nor any of its Subsidiaries is obligated to pay any royalty, milestone payment, deferred payment or any other contingent payment in respect of any product of the Borrower or such Subsidiaries. Section 5.26 Cybersecurity and Data Protection. The Borrower’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Borrower and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Borrower and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including Personal Data, used in connection with their businesses, and to the knowledge of the Borrower or as disclosed on Schedule 5.26, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other Person, nor any incidents under internal review or investigations relating to the same. The Borrower and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. ARTICLE VI AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent obligations as to which no claim has been asserted) hereunder which is accrued and payable shall remain unpaid or unsatisfied, then after the Closing Date, the Borrower shall, and (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) shall cause each of its Subsidiaries to:

100 Section 6.01 Financial Statements. (a) Deliver to the Administrative Agent for prompt further distribution to each Lender, commencing with the fiscal year of the Borrower ending December 31, 2026, on or before the date on which such financial statements are required or permitted to be filed with the SEC (or, if such financial statements are not required to be filed with the SEC, on or before the date that is ninety (90) days after the end of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report of an independent certified public accountant of nationally recognized standing or any other independent accounting firm reasonably acceptable to the Administrative Agent, which report shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than solely as a result of (i) the debt maturity of any Obligations or the maturity of any other financing facility, (ii) changes in accounting principles or practices reflecting changes in GAAP and required or approved by the independent registered public accounting firm of the Borrower or (iii) any actual or potential inability to satisfy any financial covenant (including pursuant to Section 7.11 or any financial covenant under the ABL Credit Agreement)); (b) Deliver to the Administrative Agent for prompt further distribution to each Lender, commencing with the fiscal quarter of the Borrower ending June 30, 2026, on or before the date on which such financial statements are required or permitted to be filed with the SEC (or, if such financial statements are not required to be filed with the SEC, on or before the date that is forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter or for the portion of the Borrower’s fiscal year then ended, and the related consolidated statements of cashflows for the portion of the Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer, assistant treasurer or controller of the Borrower as fairly presenting the financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries, on a consolidated basis, in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes (c) [reserved]; (d) [reserved]; (e) Deliver to the Administrative Agent for prompt further distribution to each Lender no later than 45 days after the end of each fiscal year of, commencing with the fiscal year ending December 31, 2026, a copy of the annual business plan and budget of the Borrower and its Subsidiaries for the then- current fiscal year. Notwithstanding the foregoing, the obligations in Sections 6.01(a) through (d) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the Borrower’s Form 10-K or 10-Q, as applicable filed with the SEC; provided that, to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing or other independent registered public accounting firm approved by the Administrative Agent in its reasonable discretion, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” qualification (other than solely as a result

101 of (i) the debt maturity of any Obligations or the maturity of any other financing facility, (ii) changes in accounting principles or practices reflecting changes in GAAP and required or approved by the independent registered public accounting firm of the Borrower or (iii) any actual or potential inability to satisfy any financial covenant (including pursuant to Section 7.11 or any financial covenant under the ABL Credit Agreement)). Any financial statements required to be delivered pursuant to Sections 6.01(a) through (d) shall not be required to contain all purchase accounting adjustments relating to the Transactions or any other transaction(s) permitted hereunder to the extent it is not practicable to include any such adjustments in such financial statements. Documents required to be delivered pursuant to Sections 6.01 and 6.02(a) through (e) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or a representative thereof) posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on SyndTrak or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent (which may be electronic copies delivered via electronic mail). Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak or another similar secure electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive Material Non-Public Information and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that, upon the request of the Administrative Agent, it will identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as not containing any Material Non-Public Information (although it may be sensitive and proprietary) (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent shall treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”; provided that the Borrower’s failure to comply with this sentence shall not constitute a Default or an Event of Default under this Agreement or the Loan Documents. Notwithstanding the foregoing, the Borrower shall be under no obligation to mark the Borrower Materials “PUBLIC”; provided, however, that the following Borrower Materials shall be deemed to be marked “PUBLIC” unless the Borrower notifies the Administrative Agent promptly that any such document contains Material Non-Public Information: (1) the Loan Documents, and (2) all information delivered pursuant to Sections 6.01(a), 6.01(b), 6.01(d), and 6.02(a).

102 Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) Business Days after the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate (which shall include a calculation of the financial covenant (and the components thereof) set forth in Section 7.11 as of the last day of the applicable Test Period covered by such financial statements and, commencing with the financial statements delivered for the fiscal year ended December 31, 2027 shall include a calculation of Excess Cash Flow); (b) the receipt by any Loan Party or any of its Subsidiaries of (i) any so called “Warning Letter”, or similar notification, (ii) any notification of a mandated or requested recall affecting the products manufactured, sold or distributed by such Loan Party or such Subsidiary, or (iii) any other material correspondence which may be adverse, in any material respect, to the interest of the Borrower and its Subsidiaries (as determined in good faith by such applicable Borrower or such Subsidiary), in each case, from the FDA (or analogous foreign, state, provincial, territorial or local Governmental Authority); (c) the occurrence of any event or the existence of any other matter that has resulted or would reasonably be expected to result in a recall affecting (x) any product which is sold or distributed by a Loan Party under a Material Contract or (y) other products manufactured, sold or distributed by a Loan Party or a Subsidiary of a Loan Party with a fair market value in the case of this clause (y) in excess of the Threshold Amount; (d) [reserved]; (e) [reserved]; (f) Promptly, and in any event within five (5) Business Days after the furnishing thereof, copies of any material statement, report or notice furnished to (x) any holder of publicly-issued debt securities of the Borrower or its Subsidiaries pursuant to the terms thereof or (y) to the ABL Administrative Agent under the ABL Credit Agreement pursuant to the terms thereof and, in each case, not otherwise required to be delivered to the Administrative Agent hereunder; (g) Promptly, and in any event within five (5) Business Days after the furnishing thereof, any notice of material default, notice of termination or actual termination and any non-routine audit or investigation under any Material Contract; (h) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies each notice of a non-routine nature received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or other inquiry or possible investigation by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; and (i) promptly, and in any event within five (5) Business Days after request therefor, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Subsidiaries, in each case that is directly related to the Loan Parties’ compliance with the terms of the Loan Documents, as the Administrative Agent or Required Lenders through the Administrative Agent may from time to time reasonably request. In no event shall the requirements set forth in Section 6.02 require the Borrower or any of its Subsidiaries to provide any such information which (i) constitutes non-financial trade secrets or non-

103 financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product; provided, that to the extent possible without violating any such law or binding agreement or adversely affecting any such non-financial trade secrets or non-financial proprietary information or attorney-client or similar privilege, the Borrower shall inform the Administrative Agent or such Lender that such information is being withheld and the Borrower shall use commercially reasonable efforts to provide such information in a manner that does not result in such violation or create such adverse affect, as applicable. Section 6.03 Notices. Promptly, and in any event within five (5) Business Days after a Responsible Officer of the Borrower has obtained knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Event of Default; (b) of the occurrence of an ERISA Event or Canadian Pension Event that would reasonably be expected to result in a Material Adverse Effect; (c) of the filing or commencement of any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against the Borrower or any of its Subsidiaries that involves an amount at issue greater than the Threshold Amount; (d) [reserved] (e) [reserved]; (f) of the occurrence of any other matter or development that has had or would reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower delivered to the Administrative Agent for prompt further distribution to each Lender (x) that such notice is being delivered pursuant to Section 6.03(a), (b), (c), (d) or (e) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes and timely file all Tax returns required to be filed, except, in each case, to the extent (a) any such Tax is being contested in good faith and by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established in accordance with GAAP or (b) the failure to file, pay or discharge the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization; and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business and maintain and operate such business in substantially the manner in which it is presently conducted and operated,

104 except, (i) in the case of Section 6.05(a) (other than with respect to the Borrower) or Section 6.05(b), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) in the case of Section 6.05(a) or Section 6.05(b), pursuant to any merger, amalgamation, consolidation, liquidation, dissolution or Disposition permitted by Article VII and (iii) in the case of Section 6.05(a) or Section 6.05(b), as to any Immaterial Subsidiary. Section 6.06 Maintenance of Properties; Intellectual Property. Except as permitted by Section 7.05, maintain, preserve and protect (a) all of its material tangible properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted and (b) all of its Material Intellectual Property that is used, held for use in, or otherwise reasonably necessary for the operation of its business as conducted on the Closing Date. Section 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Subsidiaries) as are customarily carried under similar circumstances by such other Persons. Not later than 60 days after the Closing Date (or the date any such insurance is obtained, in the case of insurance obtained after the Closing Date) (or in each case such later date as the Administrative Agent may agree in its reasonable discretion), each such policy of insurance (other than business interruption insurance, director and officer insurance and worker’s compensation insurance) shall as appropriate (i) name the Administrative Agent as additional insured thereunder or (ii) in the case of each casualty insurance policy, contain a lenders loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders, as lenders loss payee thereunder. Section 6.08 Compliance with Laws. Except to the extent that any failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply with the requirements of all applicable Laws (including ERISA, Sanctions, FCPA, all other applicable anti- terrorism laws, anti-money laundering laws, anti-corruption Laws and Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects in a manner to allow financial statements to be prepared in conformity with GAAP and which reflect all material financial transactions and matters involving the material assets and business of the Borrower or any Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with GAAP in their respective jurisdictions of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). Section 6.10 Inspection Rights and Lender Calls. (a) Permit authorized representatives and independent contractors of the Administrative Agent and the Lenders to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice in writing (which may be via email) to the Borrower (it being acknowledged and agreed

105 that 5 Business Days advance notice shall be deemed reasonable); provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than one time during any calendar year and such time shall be at the Borrower’s expense; provided, further, that during the continuation of an Event of Default, the Administrative Agent (or any of its representatives or independent contractors), on behalf of the Lenders, may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice in writing (which may be via email). The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which access or inspection by, or disclosure to, the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. (b) Quarterly, at times mutually agreed with the Administrative Agent following delivery of the financial statements pursuant to Section 6.01(b) (or, with respect to the final fiscal quarter of any fiscal year, Section 6.01(a)), the Borrower will participate in a conference call with the Lenders to discuss the financial position and results of operations of the Borrower and its Subsidiaries for the most recent fiscal quarter in respect of which financial statements have been delivered pursuant to Section 6.01(b) (or, with respect to the final fiscal quarter of any fiscal year, Section 6.01(a)). Section 6.11 Additional Collateral; Additional Guarantors. At the Borrower’s expense, subject to the terms, conditions and provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including, in each case, subject to the ABL Intercreditor Agreement: (a) Upon the formation or acquisition of any new direct or indirect Wholly-Owned Subsidiary (including by way of, or as a result of, any Division) by any Loan Party or any Subsidiary becoming a Wholly-Owned Subsidiary (in each case, other than an Excluded Subsidiary) or any Subsidiary ceasing to be an Excluded Subsidiary: (i) within 30 days after such formation, acquisition or designation, or such longer period as the Administrative Agent may agree in writing in its reasonable discretion: (A) cause each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent, other than with respect to any Excluded Assets, Guarantor Joinder Agreements, Security Agreement Supplements, Canadian Security Agreement Supplements, Intellectual Property Security Agreements, Canadian Intellectual Property Security Agreements and other security agreements and documents, as applicable, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, the Canadian Security Agreement, Intellectual Property Security Agreements, the Canadian Intellectual Property Security Agreements and other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; (B) cause each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all physical certificates

106 and instruments representing Collateral that are required to be delivered pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; (C) take and cause such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement and each direct or indirect parent of such Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC or PPSA financing statements and delivery of stock and membership interest certificates (or equivalent)) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent or the Required Lenders (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement; (ii) if reasonably requested by the Administrative Agent or the Required Lenders, within 30 days after such request (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties, reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent or Required Lenders may reasonably request; (iii) within one hundred eighty (180) days after the reasonable request therefor by the Administrative Agent or the Required Lenders (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion), deliver to the Administrative Agent with respect to each Material Real Property, copies of title reports, abstracts or existing environmental assessment reports, each in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that there shall be no obligation to deliver to the Administrative Agent any environmental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries if such consent cannot be reasonably obtained through commercially reasonable and diligent effort; and (iv) if reasonably requested by the Administrative Agent, within 30 days after such request (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion), deliver to the Administrative Agent other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the Closing Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i), (ii) or (iii) or Section 6.11(b) below; (b) Notwithstanding any term or provision of this Section 6.11 to the contrary, without limiting the right of the Administrative Agent or the Lenders to require a Lien or a security interest in the Equity Interests (other than Excluded Assets) of, or guaranty from, any newly acquired or created Subsidiary of any Loan Party (or any Subsidiary of the Borrower that ceases to be an Excluded Subsidiary), or a Lien or security interest on any assets or properties constituting Collateral of any Loan Party or any of its Subsidiaries (other than any Excluded Subsidiary), so long as no Event of Default has occurred and is continuing, the Borrower may request in writing to the Administrative Agent that the Lenders waive the requirements of this Section 6.11 to provide a Lien, security interest or guaranty, as the case may be, due to the cost or burden thereof to the Loan Parties and their Subsidiaries (when taken as a whole) being unreasonably excessive relative to the benefit that would inure to the Secured Parties, and describing such cost or burden in reasonable detail. Upon receipt of any such written notice, the Administrative Agent shall review and consider such request in good faith and, within five (5) Business Days of receipt of such request,

107 the Administrative Agent shall determine in their sole but commercially reasonable discretion, and notify the Borrower of such determination, whether the Administrative Agent will grant such request for a waiver. With respect to any Subsidiary for which the requirement to provide a Lien, security interest or guaranty, as the case may be, has been waived by the Administrative Agent in accordance with this Section 6.11(b), such waiver may be terminated by the Administrative Agent if it determines in its sole but commercially reasonable discretion that the cost or burden of providing such Lien, security interest or guaranty is no longer unreasonably excessive relative to the benefits that would inure to the Secured Parties. If such waiver is terminated, such Subsidiary shall be required to comply with the requirements of this Section 6.11. (c) Not later than (x) in the case of any Material Real Property owned by any Loan Party on the Closing Date, one hundred eighty (180) days after the Closing Date (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion) and (y) in the case of all other Material Real Property, one hundred eighty (180) days (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion) after (i) the acquisition by any Loan Party of Material Real Property as determined by the Borrower (acting reasonably and in good faith) or (ii) the formation, designation, or acquisition of any Wholly-Owned Subsidiary as described in Section 6.11(a) above, and such Wholly-Owned Subsidiary owns Material Real Property that is required to be provided as Collateral pursuant to the Collateral and Guarantee Requirement, which Material Real Property would not be automatically subject to another Lien pursuant to pre-existing Collateral Documents, cause such Material Real Property to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or the Required Lenders to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement; provided, however, in no event shall any Loan Party be required to grant a Mortgage on any Material Real Property that such Loan Party intends to sell within one year of acquisition so long as such Loan Party delivers a certificate of a Responsible Officer certifying such intent to sell and in the event such Material Real Property has not been sold within such one year period, such Loan Party shall have complied with this Section 6.11(c) with respect to such Material Real Property within one hundred eighty (180) days after the end of such one year period (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion). Section 6.12 Compliance with Environmental Laws. (i) Comply, and take all commercially reasonable actions to cause all lessees and other Persons operating or occupying its Real Property to comply with all applicable Environmental Laws and Environmental Permits (except to the extent that the failure to do so would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect); (ii) obtain and renew all Environmental Permits necessary for its operations and Real Property; and (iii) in each case to the extent the Loan Parties are required by Environmental Laws or a Governmental Authority, (except to the extent that the failure to do so would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect), conduct any assessment, investigation, remedial or other corrective action necessary to address Hazardous Materials at any Material Real Property in accordance with applicable Environmental Laws; provided, however, that none of the Loan Parties or any Subsidiary shall be required to undertake any assessment, investigation, remedial or other corrective action required by Environmental Laws or a Governmental Authority to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. Section 6.13 Further Assurances; Post-Closing Obligations. (a) Promptly upon reasonable written request by the Administrative Agent or the Required Lenders (i) correct any material defect or error reasonably identified in writing and in good faith

108 by the Administrative Agent that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Required Lenders may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents, to the extent required pursuant to the Collateral and Guarantee Requirement and subject in all respects to the limitations therein. (b) Within the time periods specified on Schedule 6.13(b) (as each may be extended by the Administrative Agent in its reasonable discretion), provide such Collateral Documents and complete such undertakings as are set forth on Schedule 6.13(b). All conditions precedent, affirmative covenants and representations contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in the Loan Documents); provided that (x) to the extent any representation and warranty would not be true, any affirmative covenant breached or any condition precedent not met under this Agreement and the other Loan Documents because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects (or, to the extent qualified by materiality, in all respects) and the respective affirmative covenant complied with and condition precedent met at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 6.13 and (y) all representations and warranties relating to the Collateral Documents shall be required to be true in all material respects (or, to the extent qualified by materiality, in all respects) and all affirmative covenants relating to the Collateral Documents shall be required to be complied with, in each case, immediately after the actions required to be taken by this Section 6.13 have been taken (or were required to be taken). Section 6.14 Deposit Accounts and Securities Accounts. Maintain Control Agreements in favor of the Administrative Agent with respect to each Deposit Account and each Securities Account (excluding, in each case, any Excluded Account). Each Loan Party shall promptly notify the Administrative Agent of any opening or closing of a Deposit Account or Securities Account (other than any Excluded Account). To the extent an Control Agreement is required for a Deposit Account or Securities Account that does not constitute an Excluded Account (1) on the Closing Date, such Control Agreement shall not be required to be delivered until the date that falls sixty (60) days following the Closing Date (or such later date as agreed by the Administrative Agent in its reasonable discretion) and (2) thereafter, with respect to the formation or acquisition of any new direct or indirect Wholly-Owned Subsidiary by any Loan Party (other than an Excluded Subsidiary) or, if not in connection with any of the foregoing events described in this clause (2), the acquisition or establishment of a Deposit Account or Securities Account by a Loan Party that does not constitute an Excluded Account, such Control Agreement shall not be required to be delivered until the date that falls sixty (60) days after the date of such occurrence (or such later date as agreed by the Administrative Agent in its reasonable discretion). Notwithstanding anything to the contrary provided herein, to the extent a Deposit Account or Securities Account ceases to be an Excluded Account, the relevant Loan Party shall enter into a Control Agreement with respect to such Deposit Account or Securities Account prior to such Deposit Account or Securities Account ceasing to be an Excluded Account. Section 6.15 [Reserved]. Section 6.16 Use of Proceeds. Use the proceeds of the Loans consistent with Section 5.11. Section 6.17 Material Contracts. Perform and observe in all material respects the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract, as amended, restated, modified, supplemented or otherwise modified from time to time, in full force and effect (other than any such Material Contract that expires in accordance with its terms or is

109 otherwise terminated not due to a material default by the Borrower or any of its Subsidiaries) and use commercially reasonable efforts to enforce in all material respects each such Material Contract in accordance with its terms; provided that, so long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries shall not be required to initiate litigation or other formal proceedings with respect to any such Material Contract unless the Borrower determines in good faith that such action is commercially reasonable and not materially adverse to the interests of the Borrower and its Subsidiaries, taken as a whole. ARTICLE VII NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligations hereunder (other than contingent obligations as to which no claim has been asserted), the Borrower shall not and shall not permit any of its Subsidiaries to: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”): (a) Liens created pursuant to any Loan Document; (b) Liens existing on the Closing Date listed on Schedule 7.01(b) and any modifications, replacements, renewals, restructurings, refinancings or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof and (ii) the replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03; (c) Liens for Taxes that are not overdue or that are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP to the extent required by GAAP; (d) statutory or common law Liens of landlords, sub-landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens, so long as, in each case, such Liens secure amounts not overdue for a period of more than 30 days or if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or other forms of governmental insurance or benefits and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Subsidiaries; (f) pledges or deposits to secure the performance of bids, trade contracts, utilities, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business

110 and consistent with past practice; provided that any Liens to secure surety bonds and similar obligations shall be limited to cash collateral and/or cash collateralized letters of credit; (g) easements, rights-of-way, restrictive covenants, servitudes, sewers, electric lines, drains, telegraph, telephone and cable lines, gas and oil pipelines, building codes, restrictions (including zoning restrictions), encroachments, licenses, protrusions and other similar encumbrances and minor title defects or irregularities and minor survey exceptions, in each case affecting Real Property and that do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and any exceptions on the Mortgage Policies issued in connection with the Mortgaged Properties; (h) (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(g), (ii) Liens arising out of judgments or awards against the Borrower or any of its Subsidiaries with respect to which an appeal or other proceeding for review is then being pursued and for which adequate reserves have been made with respect thereto on the books of the applicable Person in accordance with GAAP and (iii) notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings for which adequate reserves have been made with respect thereto on the books of the applicable Person in accordance with GAAP; (i) leases, licenses, subleases or sublicenses (including IP Rights) and terminations thereof, in each case granted to others in the ordinary course of business which (i) do not in the reasonable business judgment of the Borrower interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole; (ii) do not secure any Indebtedness and (iii) do not prevent or impair the ability of any Secured Party from fully exercising its rights under any of the Loan Documents, including in the event of an Event of Default (including a disposition or liquidation in connection with a foreclosure); (j) (i) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (k) (i) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection (or the equivalent provision in any other jurisdiction), (ii) Liens encumbering initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business, (iii) Liens in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions, and (iv) Liens that are contractual rights of setoff, netting or rights of pledge relating to (A) purchase orders and other agreements entered into with customers of the Borrower or any of its Subsidiaries in the ordinary course of business or (B) pooled deposit or sweep accounts of the Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Subsidiaries; (l) (i) Liens on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(f), (i), (n), (v) and (w) or to the extent related to any of the foregoing, Section 7.02(r), to be applied against the purchase price for such Investment, and (ii) Liens consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in

111 each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (m) (i) Liens in favor of the Borrower or any Guarantor and (ii) Liens in favor of a Subsidiary that is not a Loan Party on assets of a Subsidiary that is not a Loan Party securing Indebtedness permitted under Sections 7.03(b) and (d); (n) any interest or title of a lessor, sub-lessor, licensor, sub-licensor, licensee or sub- licensee under leases, subleases, licenses or sublicenses entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business permitted by this Agreement; (p) [reserved]; (q) assignment of, and sales or Liens on, accounts receivables or rights in respect of any thereof (x) that are delinquent or disputed, (y) for collection or (z) in connection with Dispositions permitted by Section 7.05; (r) Liens that are contractual rights of set off or rights of pledge (i) relating to the establishment of depository relations with banks or other deposit taking financial institutions and not given in connection with the issuance of Indebtedness and (ii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Subsidiaries in the ordinary course of business; (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (t) ground leases in respect of Real Property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (u) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are incurred or created within 270 days of the acquisition, construction, repair, lease or improvement of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions, accessions and proceeds to such property) other than the property financed by such Indebtedness and the proceeds and products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for replacements, additions and accessions to such assets) other than the assets subject to such Capitalized Leases and the proceeds and products thereof and customary security deposits; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; (v) Liens on property (including the equity) of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness permitted under Section 7.03(s); (w) (x) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Subsidiary or (y) Liens created on the property of such Person securing Indebtedness to finance a Permitted Acquisition of such property or Person, in each case after the Closing Date and which Liens may be on a pari passu basis with the Liens securing the Obligations (other than Liens on the Equity Interests of any Person that becomes a Subsidiary to the extent

112 such Equity Interests are owned by the Borrower or any Guarantor); provided that (i) in the case of clause (x), such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds, products and accessions thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) in the case of clause (x), the Indebtedness secured thereby is permitted under Section 7.03(g); (x) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole; (y) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings securing obligations permitted to be incurred on a secured basis under Section 7.03 and elsewhere under this Section 7.01; (z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (aa) the modification, replacement, renewal or extension of any Lien permitted by Sections 7.01(b), (u) and (w); provided that (i) the Lien does not extend to any additional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, and (ii) the renewal, extension, restructuring or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03 (to the extent constituting Indebtedness); (bb) Liens with respect to property or assets of the Borrower or any of its Subsidiaries securing obligations in an aggregate principal amount outstanding at any time not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis), in each case determined as of the date of incurrence, which Liens may be on a pari passu basis with the Liens securing the Obligations; (cc) Liens on the Collateral securing obligations permitted pursuant to Section 7.03(u); provided, that (i) any such Lien on Term Priority Collateral shall be junior to the Liens on the Term Priority Collateral securing the Obligations and (ii) such Liens are subject to the ABL Intercreditor Agreement; (dd) Liens on the Collateral (or any portion thereof) securing obligations in respect of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt and Liens on the Collateral (or any portion thereof) securing Indebtedness permitted pursuant to Section 7.03(g), (t), (w), (z) and (aa) (to the extent permitted to be secured thereunder) and any Permitted Refinancing of any of the foregoing; provided that a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement (or any Intercreditor Agreement shall have been amended or replaced in a manner reasonably acceptable to the Borrower and the Administrative Agent, which results in such Senior Representative having rights to share in the applicable Collateral on a pari passu basis (without regard to the control of remedies) or a junior lien basis, as applicable);

113 (ee) deposits of cash with the owner or lessor of premises leased and operated by any of the Borrower or any of its Subsidiaries to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (ff) [reserved]; (gg) Liens on property subject to any sale-leaseback transaction permitted hereunder and general intangibles related thereto; (hh) in the case of any non-Wholly-Owned Subsidiary, any put and call arrangements or restrictions on disposition related to its Equity Interests set forth in its organizational documents or any related joint venture or similar agreement; (ii) [reserved]; (jj) Liens consisting of contractual restrictions on cash and Cash Equivalents held by Subsidiaries that prohibit distributions so long as such contractual restrictions are permitted under Section 7.09; (kk) Liens arising by operation of law in the United States under Article 2 of the UCC or any other applicable jurisdiction under any similar provision in favor of a reclaiming seller of goods or buyer of goods; (ll) Liens on assets that do not constitute Collateral securing Indebtedness permitted under this Agreement; provided that the Facilities are secured on a pari passu basis (or on a senior basis, in the case such Liens secure any Junior Financing), to the obligations secured pursuant to this Section 7.01(ll); (mm) Liens on escrow accounts in connection with Permitted Acquisitions, Investments or Dispositions otherwise permitted hereunder to the extent such escrow arrangement is also permitted hereunder; (nn) [reserved]; (oo) Liens in connection with any Dispositions permitted under Section 7.05(l)(ii); (pp) Liens securing Indebtedness under any economic development incentive program from any state, province, territory or any subdivision thereof (including any city or county) permitted under Section 7.03(r); provided, that such Liens do not at any time encumber any property other than any property located in such state, province, territory or subdivision thereof giving rise to the Borrower’s business development activities and such incentive program; and (qq) Liens arising under the Pension Benefits Act (Ontario) or other applicable pension standards legislation in Canada in respect of pension plan contribution amounts required to be remitted under a Canadian Pension Plan or a Canadian Multi-Employer Plan, but not yet due. Notwithstanding the foregoing, in no event shall this Section permit any consensual Liens on Real Property owned by the Borrower or any Subsidiary, other than Liens under clauses (a), (c), (f), (g), (i), (n), (t), (u), (v), (w), (x), (bb), (dd), (gg), (ll) and (pp).

114 Section 7.02 Investments. Make or hold any Investments, except: (a) Investments by the Borrower or any of its Subsidiaries in cash or Cash Equivalents or assets that were cash or Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes in an aggregate amount (for all such loans or advances) not for any twelve month period not to exceed $[***] and (ii) in connection with such Person’s purchase of Equity Interests of the Borrower or to permit the payment of taxes with respect thereto in an aggregate amount (for all such loans or advances) for any twelve month period not to exceed $[***]; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Borrower in cash as common equity; (c) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, Investments in the Borrower, any Subsidiary, joint venture or any similar agreement or partnership; provided, that (i) no such Investments made pursuant to this clause (c) in the form of intercompany loans shall be evidenced by a promissory note unless (x) such promissory note is pledged to the Administrative Agent in accordance with the terms of the Security Agreement or the Canadian Security Agreement, as applicable (to the extent required to be pledged) and (y) all such Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party or owed to any joint venture or similar agreement or partnership shall be unsecured and subordinated to the Obligations pursuant to the terms of the Intercompany Note and (ii) the aggregate amount of Investments at any time outstanding in any joint venture or any similar agreement or partnership, in the aggregate, pursuant to this Section 7.02(c) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof), shall not exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis as of the date of incurrence); (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business or otherwise received in compromise or resolution of litigation, arbitration or other disputes with Persons who are not Affiliates; (e) Investments consisting of transactions permitted under Sections 7.01, 7.03 (other than 7.03(c) and (d)), 7.04, 7.05 (other than 7.05(d), (e)(ii) and (g)), 7.06 (other than 7.06(d)), and 7.13, respectively; (f) (i) Investments existing on the Closing Date or made pursuant to legally binding written contracts in existence on the Closing Date set forth on Schedule 7.02(f) and any modification, replacement, renewal, reinvestment or extension thereof that does not increase the value thereof and (ii) Investments existing on the Closing Date by the Borrower or any Subsidiary in the Borrower or any other Subsidiary and any modification, renewal or extension thereof that does not increase the value thereof; (g) Investments in Swap Contracts permitted under Section 7.03(f); (h) promissory notes, securities and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

115 (i) any acquisition of (A) the Equity Interests of any Person that becomes a Subsidiary or (B) all or substantially all the assets or businesses of a Person or any business unit, division or line of business thereof (including, for the avoidance of doubt, “tuck in” acquisitions) in a single transaction or series of related transactions, if immediately after giving effect thereto (except as otherwise provided): (i) no Event of Default exists at the time of the signing of a definitive acquisition agreement with respect thereto (subject, in the case of any Limited Condition Transaction, to Section 1.08) (it being understood that the absence of an Event of Default under Sections 8.01(a) and 8.01(f) shall also be required on the date of consummation of any such acquisition), (ii) such acquisition or Investment is made in accordance with Section 7.07 and Section 7.14, (iii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired Subsidiary (other than an Excluded Subsidiary) shall become a Guarantor, in each case to the extent required by and in accordance with Section 6.11, and (iv) the Borrower shall be in Pro Forma Compliance with Section 7.11 (any such acquisition under this Section 7.02(i), a “Permitted Acquisition”); (j) Investments constituting a part of, or made in connection with, the Transactions; (k) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices; (l) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (m) [reserved]; (n) so long as no Event of Default shall have occurred and be continuing or would otherwise result therefrom, Investments in an aggregate amount pursuant to this Section 7.02(n) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis); (o) [reserved]; (p) advances of payroll payments to employees in the ordinary course of business; (q) (i) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors and suppliers in the ordinary course of business and (ii) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests of the Borrower; (r) Investments of a Subsidiary acquired after the Closing Date or of a Person merged or amalgamated or consolidated into the Borrower or Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

116 (s) to the extent constituting an Investment, any Permitted Bond Hedge Transaction and Permitted Warrant Transaction entered into in connection with Convertible Indebtedness that is permitted under Section 7.03, and the performance of the Borrower’s obligations thereunder; (t) Investments in deposit accounts, securities accounts and commodities accounts maintained by any of the Borrower or any of its Subsidiaries; (u) [reserved]; (v) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, Investments using the Shared General Basket at such time; provided, that the Consolidated First Lien Leverage Ratio as of the most recently ended Test Date on a Pro Forma Basis does not exceed 1.50:1.00. (w) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, other Investments such that the Consolidated Total Leverage Ratio on a Pro Forma Basis as of the date of incurrence does not exceed 3.00:1.00; provided that, the aggregate amount of Investments made pursuant to this clause (w), together with the aggregate amount of Restricted Payments made pursuant to Section 7.06(m) and prepayments, repurchases, redemptions, defeasances or other satisfactions of any Junior Financing made pursuant to Section 7.13(a)(iv)(6), shall not exceed, in any twelve month period, the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis as of the date of incurrence); (x) [reserved]; and (y) (i) Investments made in respect of earn-outs, working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other permitted Investments and (ii) Investments made in order to satisfy indemnity and other similar obligations in respect of any Permitted Acquisitions or other similar permitted Investments so long as the requirements set forth in Section 7.03(j) are satisfied. To the extent an Investment is permitted to be made by a Loan Party directly in any Subsidiary or any other Person that is not a Loan Party (each such person, a “Target Person”) under any provision of this Section 7.02, such Investment may be made by advance, contribution or distribution by a Loan Party to a Subsidiary, and substantially concurrently further advanced or contributed to a Subsidiary for purposes of making the relevant Investment in the Target Person without constituting an Investment for purposes of Section 7.02 (it being understood that such Investment must satisfy the requirements of, and shall count towards any thresholds in, a provision of this Section 7.02 as if made by the applicable Loan Party directly to the Target Person). In addition, notwithstanding anything set forth in this Agreement to the contrary, the aggregate amount of Investments in, or acquisitions (including Permitted Acquisitions) of, Persons that are not or do not become Loan Parties or assets or other property that are not Collateral shall not exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis as of the date of incurrence). Section 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party under the Loan Documents (including any Indebtedness incurred pursuant to Section 2.14, 2.15 or 2.16);

117 (b) (x) Indebtedness outstanding on the Closing Date listed on Schedule 7.03(b) and any Permitted Refinancing thereof and (y) intercompany Indebtedness outstanding on the Closing Date and any Permitted Refinancing thereof; provided that any such intercompany Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to the Intercompany Note; (c) Guarantees by the Borrower and any Subsidiary in respect of Indebtedness of the Borrower or any Subsidiary otherwise permitted hereunder; provided that (A) no Guarantee by any Subsidiary of any ABL Obligations, Senior Notes or Junior Financing shall be permitted unless such guaranteeing party shall have also provided a Guarantee of the Obligations on the terms set forth herein and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable (as reasonably determined by the Borrower) to the Lenders as those contained in the subordination of such Indebtedness, and (C) any Guarantee by a Loan Party of Indebtedness of a Subsidiary that is not a Loan Party shall only be permitted to the extent constituting an Investment permitted by Section 7.02; (d) Indebtedness of the Borrower or any Subsidiary owing to any Loan Party or any other Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Subsidiary of a Loan Party) but only, in the case of Indebtedness of any non-US Loan Party owing to a US Loan Party, to the extent constituting an Investment permitted by Section 7.02; provided that no such Indebtedness owed to a Loan Party shall be evidenced by a promissory note unless (x) such promissory note is pledged to the Administrative Agent in accordance with the terms of the Security Agreement or the Canadian Security Agreement, as applicable and (y) all such Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to subordination terms substantially consistent with the terms of the Intercompany Note; (e) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) (together with any Permitted Refinancings thereof) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrower or any Subsidiary prior to or within 270 days after the acquisition, construction, repair, replacement, lease or improvements of the applicable asset in an aggregate amount at any time outstanding not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (f) Indebtedness in respect of Swap Contracts designed to hedge against the Borrower’s or any Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof, provided, that, any such Guarantees by Loan Parties of Indebtedness of Subsidiaries that are not Loan Parties shall only be permitted to the extent constituting an Investment permitted by Section 7.02; (g) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, Indebtedness of any Subsidiary assumed in connection with any Permitted Acquisition or other similar Investment permitted hereunder and any Permitted Refinancing thereof; provided that (A) such Indebtedness is not incurred in contemplation of such Permitted Acquisition or other similar Investment or any Permitted Refinancing thereof, (B) no Loan Party or Subsidiary (other than any such Person so acquired in such Permitted Acquisition or other similar Investment) shall have any liability or other obligation with respect to such Indebtedness, (C) if such Indebtedness is secured, no Lien thereon shall extend to or cover any other assets or property other than the assets and property acquired in such Permitted Acquisition or other similar Investment (other than the proceeds, products and accessions thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other

118 obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such Permitted Acquisition or other similar Investment) and (D) such Indebtedness shall be in an aggregate amount at any time outstanding not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (h) Indebtedness representing deferred compensation or other similar arrangements to employees of any of the Borrower or any of its Subsidiaries incurred in the ordinary course of business or in connection with Permitted Acquisitions or other Investments permitted hereunder; (i) Indebtedness consisting of promissory notes issued by the Borrower or any of its Subsidiaries to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower permitted by Section 7.06; provided that, the aggregate outstanding principal amount of Indebtedness incurred under this clause (i) shall not exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (j) unsecured Indebtedness in respect of earnouts, royalty payments, milestones and other contingent payment obligations incurred by the Borrower or any of its Subsidiaries in connection with (i) a Permitted Acquisition or other Investment permitted hereunder or (ii) any other acquisition or Investment to which the Required Lenders have consented; provided that if any such obligations are reasonably expected (as determined at the time of entry into definitive documentation setting forth the payment obligations) to result in cash payments in excess of Threshold Amount in any period of twelve months or $[***] in the aggregate during the term of this Agreement, such obligations shall be subordinated to the Obligations on terms satisfactory to the Administrative Agent; (k) [reserved]; (l) Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof or the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, in each case so long as such Indebtedness is extinguished within 10 Business Days of its incurrence; (m) Indebtedness (together with any Permitted Refinancing thereof) in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof, would not exceed at any time outstanding the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); provided that, to the extent any such Indebtedness is secured by Liens on Collateral, such Liens shall be subject to an Intercreditor Agreement; (n) Indebtedness (i) consisting of the financing of insurance premiums in the ordinary course of business, (ii) consisting of take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (iii) arising from customer deposits and advance payments received from customers for goods purchased in the ordinary course of business, and (iv) in respect of workers’ compensation, health and other types of social security benefits, unemployment and other self-insurance obligations or other forms of governmental insurance or benefits, reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of)

119 insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Subsidiaries, in each case in the ordinary course of business; (o) obligations of the Borrowers or any Subsidiary under letters of credit, banker’s acceptances or bank guarantee denominated in a currency other than Dollars issued for the account of a Borrower or any of its Subsidiaries, and any Permitted Refinancing thereof; provided that the aggregate amount of all such obligations (including the maximum amount to be drawn under all such letters of credit) shall not exceed $[***] at any time outstanding; (p) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (q) (i) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions, permitted Investments or permitted Dispositions and (ii) unsecured Indebtedness consisting of obligations of any Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such Person in connection with any Permitted Acquisition or permitted Investment; (r) Indebtedness of the Borrower or any other Loan Party arising in connection with any economic development incentive program or grant from any state, province, territory or any subdivision thereof (including any city or county) in connection with the Borrower’s or such Loan Party’s business development activities in such state, province, territory or subdivision thereof, and any Permitted Refinancing thereof; provided, that the aggregate principal amount of such Indebtedness outstanding under this clause (r) at any time shall not exceed $[***]; (s) Indebtedness incurred by any Subsidiary that is a non-Loan Party (together with any Permitted Refinancing thereof) which shall not exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (t) Credit Agreement Refinancing Indebtedness; (u) Indebtedness of the Loan Parties consisting of (i) ABL Obligations outstanding under the ABL Credit Agreement in an aggregate principal amount not to exceed the sum of (x) $[***] plus (y) amounts incurred pursuant to, and in compliance with, Section 2.14 of the ABL Credit Agreement (as in effect on the date hereof) and (ii) “Bank Product Obligations” (as defined in the ABL Credit Agreement) and, in each case, any Permitted Refinancings thereof; (v) the Senior Notes and any Permitted Refinancing thereof in an aggregate principal amount not to exceed at any time $[***]; (w) any Permitted Refinancings of Indebtedness incurred pursuant to Section 7.03(g), Section 7.03(z), or 7.03(aa); (x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in Sections 7.03(a) through 7.03(w), Section 7.03(z) through 7.03(bb);

120 (y) [reserved]; (z) Indebtedness of the Borrower or any other Loan Party issued in lieu of Incremental Facilities (and subject to clauses (v) of Section 2.14(d) and subclauses (A), (B), (D), (H), (I) and (J) of Section 2.14(e)(i)) and subject to the exceptions set forth therein, as if such indebtedness were Incremental Term Loans incurred under Section 2.14) consisting of one or more series of (i) bonds, notes or debentures that are either unsecured or secured by Liens having a junior priority relative to the Liens securing the Secured Obligations, or (ii) unsecured loans (the “Incremental Equivalent Debt”); provided that (v) subject to Section 1.08, no Event of Default shall have occurred and be continuing or immediately result therefrom, (w) the proceeds of any Incremental Equivalent Debt shall be used solely to refinance, redeem, defease or otherwise satisfy in full the Senior Notes, (x) if such Incremental Equivalent Debt is secured, a Senior Representative acting on behalf of the holders of such Incremental Equivalent Debt shall have become party to an Intercreditor Agreement that results in such Senior Representative having rights to share in the applicable Collateral on a junior lien basis to the Secured Obligations, (y) any such Incremental Equivalent Debt in the form of unsecured or junior lien loans or notes shall not mature earlier than 91 days after the Maturity Date of the Initial Term Loans outstanding at the time of incurrence of such Incremental Equivalent Debt and (z) if the other terms of any such Incremental Equivalent Debt are not consistent with the terms of the Initial Term Loans and the Initial DDTL Commitments, such terms shall not be materially more favorable, taken as a whole (as determined by the Borrower in good faith), to such lenders than the terms of the Initial Term Loans and the Initial DDTL Commitments unless (1) the Lenders under the Term Facility also receive the benefit of such more favorable terms pursuant to an amendment subject solely to the reasonable satisfaction of the Administrative Agent or (2) any such provisions apply after the Maturity Date of the Initial Term Loans outstanding at the time of incurrence of such Incremental Equivalent Debt; provided, that in no event shall any Incremental Equivalent Debt include a mandatory prepayment (other than, for the avoidance of doubt, any permitted amortization payments under such Incremental Equivalent Debt) prior to the repayment in full of the Initial Term Loans and any Initial DDTL Loans unless accompanied by at least a ratable payment of the Initial Term Loans and any Initial DDTL Loans; (aa) Indebtedness of the Borrower or any other Loan Party incurred in connection with a Permitted Acquisition or other permitted Investment that is secured by a Lien on a pari passu basis (without regard to the control of remedies) with the Liens securing the Initial Term Loans or junior lien basis (“Incurred Acquisition Debt”) so long as on and as of the date of the incurrence of such Incurred Acquisition Debt in the case of Incurred Acquisition Debt that is secured on a pari passu basis with the Initial Term Loans, the Consolidated First Lien Leverage Ratio (determined on a Pro Forma Basis) does not exceed 2.25:1.00; provided, that (v) Incurred Acquisition Debt shall be subject to subclauses (B), (D), (H), (I) and (J) of Section 2.14(e)(i) as if such indebtedness were Incremental Term Loans incurred under Section 2.14, (w) Incurred Acquisition Debt incurred in the form of term loan Indebtedness or notes (other than broadly syndicated high yield notes issued in a bona fide offering pursuant to Rule 144A under the Securities Act) that is secured by Liens that are pari passu with the Liens securing the Initial Term Loans shall be subject to the MFN Adjustment, (x) a representative acting on behalf of the holders of such Incurred Acquisition Debt shall have become party to an Intercreditor Agreement (or any Intercreditor Agreement shall have been amended or replaced in a manner reasonably acceptable to the Borrower and the Administrative Agent, which results in such representative having rights to share in the applicable Collateral on a pari passu or junior basis to the Secured Obligations, as applicable) and (y) if the other terms of any such Incurred Acquisition Debt are not consistent with the terms of the Initial Term Loans and the Initial DDTL Commitments, such terms shall not be materially more favorable, taken as a whole (as determined by the Borrower in good faith), to such lenders than the terms of the Initial Term Loans and the Initial DDTL Commitments unless (1) the Lenders under the Term Facility also receive the benefit of such more favorable terms pursuant to an amendment subject solely to the reasonable satisfaction of the Administrative Agent or (2) any such provisions apply after the Maturity Date of the Initial Term Loans outstanding at the time of incurrence of such Incremental Equivalent Debt; provided, that in no event shall

121 any Incurred Acquisition Debt include a mandatory prepayment (other than, for the avoidance of doubt, any permitted amortization payments under such Incurred Acquisition Debt) prior to the repayment in full of the Initial Term Loans and any Initial DDTL Loans unless accompanied by at least a ratable payment of the Initial Term Loans and any Initial DDTL Loans; and (bb) to the extent constituting Indebtedness, the Ebanga Obligation. For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OID) incurred in connection with such refinancing. Subject to Section 1.12, for purposes of determining compliance with this Section 7.03, in the event that any item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Indebtedness specified herein, the Borrower shall, in its sole discretion, divide, classify and reclassify or later divide, classify and reclassify such Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above categories; provided that, notwithstanding the foregoing, Indebtedness incurred (i) under the Loan Documents (including any Indebtedness incurred pursuant to Section 2.14 or 2.15) shall only be classified as incurred under Section 7.03(a) and (ii) under the ABL Credit Agreement shall only be classified as incurred under Section 7.03(u) above. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP. Notwithstanding anything set forth in this Agreement to the contrary, Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party shall be required to be unsecured and subordinated in right of payment to the Obligations expressly by its terms. Section 7.04 Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including by way of Division), except that: (a) (x) any Subsidiary of the Borrower may merge, amalgamate or consolidate with (A) the Borrower (including a merger, amalgamation or consolidation, the purpose of which is to reorganize the Borrower into a new jurisdiction in the United States); provided that the Borrower shall be the continuing or surviving Person or (B) one or more other Subsidiaries; provided further that when any Person that is a Loan Party is merging, amalgamating or consolidating with a Subsidiary of the Borrower, a Loan

122 Party shall be the continuing or surviving Person, except to the extent permitted as an Investment in a Subsidiary which is not a Loan Party in accordance with Section 7.02 (other than Section 7.02(e)), and (y) any Subsidiary of the Borrower (other than a Domestic Subsidiary) may merge, amalgamate, or consolidate with one or more other Subsidiaries; provided, further, that when any Person that is a Loan Party is merging with a Subsidiary of the Borrower, a Loan Party shall be the continuing or surviving Person except to the extent permitted as an Investment in a Subsidiary which is not a Loan Party in accordance with Section 7.02 (other than Section 7.02(e)); (b) (i) any Subsidiary of the Borrower that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, (ii) any Subsidiary of the Borrower may liquidate or dissolve so long as any related Disposition is permitted by Section 7.05, and (iii) subject to any requirements set forth in the Security Agreement any Subsidiary of the Borrower may change its legal form if, with respect to clauses (ii) and (iii), the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Subsidiary of the Borrower may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (A) the transferee must be a Loan Party or (B) to the extent constituting an Investment, such Investment must be a permitted Investment in accordance with Sections 7.02; (d) [reserved]; (e) so long as no Event of Default has occurred and is continuing, any Subsidiary of the Borrower may merge, amalgamate or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that (i) if the continuing or surviving Person is a Subsidiary of the Borrower, such Subsidiary together with each of its Subsidiaries, shall have complied with the requirements of Section 6.11 and Section 6.13 to the extent required pursuant to the Collateral and Guarantee Requirement and (ii) if the continuing or surviving Person is not a Subsidiary, then, to the extent constituting an Investment or a Disposition, such Investment or Disposition must be a permitted Investment in accordance with Section 7.02 (other than Section 7.02(e)) or Disposition in accordance with Section 7.05 (other than Section 7.05(e)); and (f) a merger, amalgamation, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05 or a Restricted Payment permitted pursuant to Section 7.06. Section 7.05 Dispositions. Make any Disposition having a fair market value greater than $[***], except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries; (b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (other than the lapse, abandonment or other disposition of IP Rights, which is governed by clauses (h) and (r) of this Section 7.05) and termination of leases and licenses in the ordinary course of business, including but not limited to a voluntary or mandatory recall of any product;

123 (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of similar replacement property; (d) Dispositions of property to the Borrower or any Subsidiary; provided that if the transferor of such property is a Loan Party, (A) the transferee thereof must be a Loan Party or (B) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02 (other than 7.02(e) or (h)); (e) to the extent constituting Dispositions, transactions permitted by (i) Section 7.01 (other than 7.01(i), (l)(ii) or (q)(z)), (ii) Section 7.02, (iii) Section 7.04 (other than 7.04(f)) and (iv) Section 7.06 (other than 7.06(d)); (f) any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims, in each case, in the ordinary course of business and consistent with past practice or otherwise if the board of directors of the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries, taken as a whole; (g) Dispositions of cash and Cash Equivalents; (h) leases, subleases, licenses or sublicenses (including of IP Rights) that are permitted by Section 7.01(i) and terminations thereof, in each case in the ordinary course of business; (i) transfers of property subject to Casualty Events; (j) Dispositions of property (including sale-leaseback transactions); provided that (i) at the time of such Disposition and, if earlier, as of the date of a definitive agreement with respect to such Disposition, no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, (ii) the Borrower or any of its Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; (iii) such Disposition is for fair market value as reasonably determined by the Borrower in good faith; and (iv) the net proceeds therefrom shall be reinvested or otherwise applied to prepay Loans to the extent required by Section 2.05(b)(ii); (k) [reserved]; (l) Dispositions or discounts without recourse of accounts receivable (i) in connection with the compromise or collection thereof in the ordinary course of business or (ii) in factoring or similar transactions in the ordinary course of business; (m) the Specified Permitted Dispositions; (n) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower; (o) [reserved]; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

124 (q) the unwinding or settling of any Swap Contract; (r) (i) the lapse, invalidation or abandonment in the ordinary course of business of any registrations or applications for registration of any IP Rights that are not Material Intellectual Property or that are otherwise not material to the conduct of the business of the Loan Parties as currently conducted or (ii) the expiration of patents or copyrights in accordance with applicable maximum statutory terms; and (s) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, Dispositions (other than Material Intellectual Property or other Material Assets) of not more than the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis) in the aggregate for any fiscal year (with amounts in the immediately succeeding fiscal year being permitted to be utilized in the current fiscal year); and (t) Dispositions in connection with any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction; provided that any Disposition of any property pursuant to this Section 7.05 (except for Dispositions from a Loan Party to any other Loan Party and Dispositions pursuant to Section 7.05(e), (f) or (r)) shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith. To the extent any Collateral is Disposed of as permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect or evidence the foregoing. Section 7.06 Restricted Payments. Make, directly or indirectly, any Restricted Payment, except: (a) each Subsidiary of the Borrower may make Restricted Payments to the Borrower and other Subsidiaries of the Borrower (and, in the case of a Restricted Payment by a non-Wholly-Owned Subsidiary, to the Borrower and any other Subsidiary and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) the Borrower and each Subsidiary may declare and make dividend payments or other Restricted Payments payable solely in the Qualified Equity Interests of such Person (and, in the case of such a Restricted Payment by a non-Wholly-Owned Subsidiary, the Borrower and any Subsidiary and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (c) (i) Restricted Payments made in respect of earn-outs, royalty payments, working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other permitted Investments so long as the requirements set forth in Section 7.03(j) are satisfied and (ii) Restricted Payments made in order to satisfy indemnity and other similar obligations in respect of any Permitted Acquisitions or other similar permitted Investments; (d) to the extent constituting Restricted Payments, the Borrower and its Subsidiaries may enter into and consummate transactions permitted by, and make any distributions pursuant to, any of clauses (d), (j), (m) or (o) of Section 7.14 or any provision of Sections 7.02, 7.04 (other than 7.04(f)) or 7.05 (other than 7.05(e)(iv) and 7.05(g));

125 (e) repurchases of Equity Interests in the Borrower or any Subsidiary of the Borrower deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (f) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, the Borrower and each Subsidiary may pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of such Subsidiary (or of the Borrower) held by any future, present or former employee, officer, director, or manager (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of such Subsidiary (or the Borrower) or any of its Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this Section 7.06(f) shall not exceed $[***] in any twelve month period (with unused amounts in any twelve month period being carried over to the immediately succeeding twelve month period so long as the aggregate amount of repurchases, retirements or other acquisitions or retirements pursuant to this clause (f) does not exceed $[***] in any twelve month period); (g) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom the Borrower may make other Restricted Payments in an aggregate amount not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (h) payments or deliveries (including of cash or shares or a combination thereof) in connection with any Permitted Bond Hedge Transaction or Permitted Warrant Transaction in connection with Convertible Indebtedness permitted to be incurred under Section 7.03; (i) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, repurchases, retirements or other acquisitions or retirements for value of Equity Interests of the Borrower pursuant to share repurchase programs publicly announced by the Borrower in an aggregate amount in any twelve month period not to exceed the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (j) so long as no Event of Default shall have occurred and be continuing or would otherwise result therefrom, (i) purchases, redemptions or other acquisitions of the Borrower’s common Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and (ii) the making of any Restricted Payment in exchange for, or within 60 days, out of the net cash proceeds of the sale (other than to a Subsidiary) of, Equity Interests (other than Disqualified Equity Interests) of the Borrower (other than any amounts otherwise applied or utilized under any other basket or for any other purpose hereunder); (k) the Borrower or any of its Subsidiaries may pay cash in lieu of fractional Equity Interests (x) in connection with the exercise of stock options, warrants, other securities convertible into or exchangeable for the common Equity Interests or similar rights, (y) in connection with any dividend, split or combination of the Borrower’s common Equity Interests or any Permitted Acquisition (or similar Investment permitted hereunder) and (z) to any holder of any permitted convertible notes in connection with a conversion of such permitted convertible notes into Equity Interests at the election of such holder pursuant to the terms of such permitted convertible notes; (l) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, Restricted Payments made using the Shared General Basket, so long as the Consolidated First Lien Leverage Ratio does not exceed 1.50:1.00 (determined on a Pro Forma Basis at the time of incurrence);

126 (m) so long as no Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, other Restricted Payments such that the Consolidated Total Leverage Ratio does not exceed 2.50:1.00 (determined on a Pro Forma Basis at the time of incurrence); provided that, the aggregate amount of Restricted Payments made pursuant to this clause (m), together with the aggregate amount of Investments made pursuant to Section 7.02(w) and the aggregate amount of prepayments, repurchases, redemptions, defeasances or other satisfactions of any Junior Financing made pursuant to Section 7.13(a)(iv)(6), shall not exceed, in any twelve month period, the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis at the time of incurrence); (n) the payment of any dividend or distribution or the consummation of any irrevocable redemption within sixty (60) days after the date of declaration of the dividend or distribution or the giving of a redemption notice, as the case may be, if at the date of declaration or the giving of a redemption notice, the dividend, distribution or redemption payment would have complied with the provisions of this Agreement and no Event of Default shall have occurred and be continuing as of the date of such payment; and (o) payments or distributions in an amount determined by judgment or settlement approved by a court of competent jurisdiction, solely in the nature of satisfaction of dissenting stockholder rights, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Section 7.04 hereof. Section 7.07 Conduct of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Closing Date other than any business reasonably related, complementary, corollary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions and expansions thereof. Section 7.08 Material Assets. Notwithstanding anything set forth in this Agreement to the contrary, (a) Loan Parties shall not be permitted to contribute, sell, dispose of or otherwise transfer, or license on an exclusive basis, any Material Asset to any Subsidiary that is not a Loan Party and (b) no Subsidiary that is not a Loan Party shall be permitted to be the legal owner or exclusive licensee of any Material Asset. Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of: (a) any Subsidiary of the Borrower that is not a Guarantor to make Restricted Payments to the Borrower or any Guarantor; or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations; provided that the foregoing Sections 7.09(a) and (b) shall not apply to Contractual Obligations which: (i) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09; (ii) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture and its equity entered into in the ordinary course of business;

127 (iii) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to (i) the property financed by such Indebtedness and the proceeds, accessions and products thereof or (ii) the property securing such Indebtedness and the proceeds, accessions and products thereof so long as the agreements governing such Indebtedness permit the Liens securing the Secured Obligations; (iv) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the property interest, rights or the assets subject thereto; (v) are customary provisions restricting subletting, transfer or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary; (vi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business; (vii) are restrictions set forth in the Senior Notes Indentures and the ABL Credit Agreement and Permitted Refinancings of each of the foregoing, provided that such restrictions and conditions, taken as a whole, are no more onerous than those set forth in the Senior Notes Indentures or the ABL Credit Agreement, as applicable, in each case, as in effect on the Closing Date (viii) comprise restrictions imposed by any agreement governing Indebtedness entered into on or after the Closing Date and permitted under Section 7.03 that are customary for similarly situated borrowers and are not more restrictive with respect to the Borrower or any Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as such restrictions could not reasonably be expected to affect the Borrower’s obligation or ability to make any payments required hereunder; (ix) represent Indebtedness of a Subsidiary of the Borrower that is not a Loan Party and that is permitted by Section 7.03 and that does not apply to any Loan Party; (x) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition; (xi) are customary provisions restricting assignment or transfer of any agreement entered into in the ordinary course of business; and (xii) are restrictions on cash earnest money deposits in favor of sellers in connection with acquisitions not prohibited hereunder. Section 7.10 Modifications to Organizational Documents. Not permit the charter, by-laws, or other organizational documents of the Borrower or any other Loan Party, in each case, to be amended or modified in any way which would reasonably be expected to materially adversely affect the interests of the Administrative Agent or any Lender (in their respective capacities as such). Section 7.11 Consolidated Total Leverage Ratio. Commencing with the first full fiscal quarter after the Closing Date, permit the Consolidated Total Leverage Ratio as of the last day of any Test Period to be greater than 5.25:1.00. Section 7.12 Fiscal Year. Make any change in its fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year on no more than one

128 occasion to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 7.13 Prepayments, Etc. of Certain Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that subject to the terms of the applicable intercreditor or subordination agreement, payments of regularly scheduled principal, interest, indemnification obligations and mandatory prepayments and applicable high-yield discount obligations (AHYDO) payments and, in connection with the amendment of any Junior Financing, the payment of fees shall be permitted) any Indebtedness (other than Indebtedness under the ABL Facility) that is (A) subordinated in right of payment to the Obligations expressly by its terms, (B) secured by Liens on the Collateral ranking junior to the Liens securing the Obligations or (C) unsecured Indebtedness (collectively, “Junior Financing”), in each case, except (i) the refinancing thereof with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), to the extent not required to prepay any Loans pursuant to Section 2.05(b), (ii) the conversion or exchange of any Junior Financing to Qualified Equity Interests of the Borrower, (iii) subject to the terms of the Intercompany Note, the prepayment of Indebtedness of the Borrower or any Subsidiary owing to the Borrower or any Subsidiary, (iv) repayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the sum of (1) so long as no Event of Default shall have occurred and be continuing or could reasonably result therefrom, the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis), (2) so long as no Event of Default shall have occurred and be continuing or could reasonably result therefrom, the Shared General Basket at such time; provided that the Consolidated First Lien Leverage Ratio on a Pro Forma Basis does not exceed 1.50:1.00, (3) payments in respect of the Ebanga Obligation, (4) [reserved], (5) payments of Indebtedness incurred pursuant to Section 7.03(j) upon becoming due and payable so long as, immediately prior to and immediately after the making of such repayment, the Consolidated Total Leverage Ratio on a Pro Forma Basis does not exceed 3.50:1.00 and (6) so long as no Event of Default shall have occurred and be continuing or could reasonably result therefrom, additional amounts so long as, immediately prior to the making of such repayment, the Consolidated Total Leverage Ratio on a Pro Forma Basis does not exceed 2.75:1.00; provided that, the aggregate amount of prepayments, repurchases, redemptions, defeasances or other satisfactions of any Junior Financing made pursuant to this clause (6), together with the aggregate amount of Investments made pursuant to Section 7.02(w) and the aggregate amount of Restricted Payments made pursuant to Section 7.06(m), shall not exceed, in any twelve month period, the greater of $[***] and [***]% of Consolidated EBITDA for the most recently completed Test Period (determined on a Pro Forma Basis) and (v) repayments, redemptions, purchases, defeasances and other payments in respect of Senior Notes prior to their scheduled maturity so long as no Event of Default shall have occurred and be continuing or would otherwise result therefrom. (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation that is not required to be subject to an Intercreditor Agreement in respect of any Junior Financing without the consent of the Administrative Agent (which consent and which direction shall not be unreasonably withheld, delayed or conditioned), it being understood that this Section 7.13(b) shall not prohibit any refinancing, replacement or exchange of any Junior Financing to the extent otherwise not prohibited by this Agreement. Notwithstanding anything to the contrary in any Loan Document, the Borrower may make regularly scheduled payments of interest and fees on any Junior Financing, and may make any payments required by the terms of such Indebtedness in order to avoid the application of Section 163(e)(5) of the Code to such Indebtedness.

129 Section 7.14 Transactions with Affiliates. Conduct any transaction with any of its Affiliates (other than the Borrower and its Subsidiaries or any entity that becomes a Subsidiary as a result of such transaction) involving aggregate payments or consideration in excess of $[***] (the “Affiliate Transactions Threshold Amount”) for any individual transaction or series of related transactions on terms (it being understood and agreed that no Restricted Payments shall be permitted to be made in reliance on this Section 7.14 as a result of the amount of such Restricted Payments being less than the Affiliate Transactions Threshold Amount except to the extent such payment are otherwise permitted pursuant to Section 7.14(e)) that are substantially less favorable to the Borrower or such Subsidiary as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate, as determined by the board of directors of the Borrower or such Subsidiary in good faith; provided that the foregoing restrictions shall not apply to: (a) transactions between or among Loan Parties; (b) transactions by the Borrower and its Subsidiaries permitted under an express provision (including any exceptions thereto) of Article VII; (c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of the Borrower or any Subsidiary in the ordinary course of business; (d) (i) any issuance of securities or rights pursuant to stock options, stock ownership plans (including restricted stock plans), stock grants, directed share programs and other equity based incentive plans and (ii) the execution, delivery and performance of any stockholder or registration rights agreement approved by the board of directors of the Borrower; and (e) transactions in which the Borrower or any of the Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Subsidiary from a financial point of view or is on terms substantially as favorable to the Borrower or a Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate. Section 7.15 Canadian Defined Benefit Plans. Sponsor, maintain, contribute to, participate in, or otherwise assume any liability or contingent liability in respect of, any Canadian Defined Benefit Plan or Canadian Multi-Employer Plan without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld). Section 7.16 USA PATRIOT Act; OFAC; FCPA; Export Controls; Sanctions. Fail to comply or permit any other Loan Party to, fail to comply in all material respects with the laws, regulations and executive orders referred to in Section 5.17. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”): (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or (ii) within three (3) Business Days after the same becomes

130 due, any interest on any Loan, any fees or other amounts payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Borrower or any Subsidiary fails to perform or observe any term, covenant or agreement contained in (i) any of Section 6.01 or Section 6.02 and such failure continues for five (5) days or (ii) any of Section 6.03(a), 6.05(a) (solely with respect to the Borrower), 6.14, 6.16 or Article VII; provided that unless a Responsible Officer had actual knowledge of the occurrence of any such Default, a Default as a result of a breach of Section 6.03(a) and any Event of Default resulting therefrom, shall be cured upon the earlier of (A) the cure of the underlying Default or (B) provision of notice by a Responsible Officer of the Borrower to the Administrative Agent of such Default; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and, in the case of any failure that is capable of cure, and such failure continues unremedied for 30 days after the earlier of (i) the date an officer of such Loan Party becomes aware of such default and (ii) receipt by the Borrower of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect in any material respect (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, shall be incorrect in any respect) when made or deemed made; or (e) Cross-Default. Any Loan Party or any Subsidiary (A) fails to make any payment when due (beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), in respect of Indebtedness in respect of the ABL Credit Agreement and the Senior Notes, or any other Indebtedness (other than Indebtedness incurred hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, and such failure continues after the applicable grace period, if any, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and not as a result of any default thereunder by any Loan Party), the effect of which default or other event is to cause or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause (after delivery of any notice if required and after giving effect to any waiver, amendment, cure or grace period), with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (B) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder, (ii) any Indebtedness if the sole remedy or option of the holder thereof in the event of the non-payment of such Indebtedness or the non-payment or non-performance of obligations related thereto is to elect to convert such Indebtedness into Qualified Equity Interests and cash in lieu of fractional shares, if such Qualified Equity Interests is permitted to be issued hereunder and (iii) in the case of Indebtedness which the holder thereof may elect to convert into Qualified Equity Interests that are permitted to be issued hereunder, such Indebtedness from and after the date, if any, on which such conversion has been effected; or (f) Insolvency Proceedings, Etc. Other than with respect to any dissolutions otherwise permitted hereunder, the Borrower or any Subsidiary (other than an Immaterial Subsidiary that is not a Loan Party) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes a general assignment for the benefit of creditors or becomes unable, admits in writing its inability or

131 fails generally to pay its debts as they become due; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, examinership, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, examiner, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 consecutive calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or substantially all of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 consecutive calendar days, or an order for relief is entered in any such proceeding; or (g) Judgments. There is entered against any Loan Party or any Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by either (i) independent third-party insurance as to which the insurer does not deny coverage or (ii) another creditworthy (as reasonably determined by the Administrative Agent) indemnitor); and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of 60 consecutive calendar days; or (h) Invalidity of Loan Documents. Any material provision of the Loan Documents, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations (other than contingent obligations not yet due and owing), ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document or the validity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations (other than in accordance with its terms) and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document (other than in accordance with its terms); or (i) Change of Control. There occurs any Change of Control; or (j) Collateral Documents. Any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (i) except to the extent that any such perfection or priority is not required pursuant to any Loan Document or results from the failure of the Administrative Agent to maintain possession of certificates or promissory notes actually delivered to it representing securities or promissory notes pledged under the Collateral Documents or to file Uniform Commercial Code (or the equivalent in any other jurisdiction) continuation statements and (ii) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or (k) Guarantees. Any Guarantee of any Guarantor contained in Article XI shall cease, for any reason, to be in full force and effect in any material respect, other than as provided for in Section 11.09 or as any Loan Party or any Affiliate of any such Loan Party shall so assert; or (l) ERISA. (i) An ERISA Event or Canadian Pension Event occurs which has resulted or would reasonably be expected to result in liability of a Loan Party, any Subsidiary or any ERISA Affiliate which would reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period,

132 any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or would reasonably be expected to result in liability of a Loan Party, any Subsidiary or any ERISA Affiliate which would reasonably be expected to result in a Material Adverse Effect. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, with the consent of the Required Lenders the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower (to the extent permitted by applicable Law); (c) [reserved]; and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of any event described in Section 8.01(f) (but without giving effect to any grace periods contemplated therein (other than the grace period for any non-consensual insolvency)) with respect to the Borrower under the Bankruptcy Code or any Debtor Relief Laws, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. Unless otherwise expressly provided herein, each Default or Event of Default shall continue until it has been cured or waived in accordance with this Agreement. Section 8.03 Application of Funds. (a) After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become due and payable as set forth in the proviso in Section 8.02), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order (to the full extent permitted by mandatory provisions of applicable Law): First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such hereunder; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders hereunder (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them;

133 Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the payment of all other Secured Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Secured Obligations then earned, due and payable have been paid in full, to the Borrower or as otherwise required by Law. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. (b) In the event that, notwithstanding the foregoing provisions of Section 8.03, any payments or proceeds of Collateral shall be received by any Lender in violation of the priorities set forth in Section 8.03, such payments or proceeds of Collateral shall be held in trust for the benefit of and shall be paid over to or delivered to the Administrative Agent, for the benefit of the Secured Parties entitled to such proceeds, upon the Administrative Agent’s demand. (c) Notwithstanding the foregoing, with respect to any non-cash proceeds of Collateral (or non-cash amounts or assets distributed on account of a Lien in the Collateral or proceeds thereof), such non-cash proceeds, amounts or assets shall be held by the Administrative Agent as if they were Collateral and, at such time as such non-cash proceeds, amount or assets, are monetized, shall be applied in the order of application set forth above. The Administrative Agent shall hold and take any action with respect to such non-cash proceeds, amounts or assets as if they were Collateral and shall be subject to the terms set forth herein, in the Loan Documents and applicable law with respect thereto. (d) This Agreement shall be applicable both before and after the institution of any proceeding under Debtor Relief Laws, including without limitation, the filing of any petition by or against any Borrower or any other Loan Party under the Bankruptcy Code. The relative rights of the Lenders in or to any distributions from or in respect of any Collateral or proceeds of Collateral shall continue after the institution of any proceeding under Debtor Relief Laws on the same basis as prior to the date of such institution. ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints OrbiMed Royalty & Credit Opportunities V, LP to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental or related thereto. The provisions of this Article IX (other than Sections 9.01, 9.06 and 9.09 through and including 9.12) are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party has rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote

134 any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including the third paragraph of Section 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto, and all references to “Administrative Agent” in this Article IX shall be read as including a reference to the Collateral Agent. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to (i) execute any and all documents (including releases and Intercreditor Agreements) with respect to the Collateral (including any amendment, supplement, modification or joinder with respect thereto) and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender. For the avoidance of doubt the Administrative Agent shall be authorized to enter into any Intercreditor Agreement to the extent required by the terms hereof or to the extent it otherwise believes reasonable. (c) Any corporation or association into which the Administrative Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Administrative Agent is a party, will be and become the successor Agent, as applicable, under this Agreement and the other Loan Documents and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act. Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender (if any) as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, if applicable and unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

135 Section 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may (i) expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law or (ii) be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; (d) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice describing such Event of Default is given to the Administrative Agent by the Borrower or a Lender; and (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the existence, value or the sufficiency of any Collateral, (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (b) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender.

136 Section 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, order or decree of a court of competent jurisdiction or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in taking any action, or in refraining from taking any action, under any Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby or thereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any discretionary action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law. Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt or delivery of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower at all times other than upon the occurrence and during the continuation of an Event of Default under Section 8.01(a) or 8.01(f) (which consent of the Borrower shall not be unreasonably withheld, conditioned or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above (including consent of the Borrower). Whether or not a successor has been appointed, the resignation of the Administrative Agent shall nonetheless become effective on the date which thirty (30) days following the retiring Administrative Agent’s notice of resignation and (a) the retiring Administrative Agent shall be discharged from its duties

137 and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent (including while the retiring Administrative Agent is continuing to hold collateral security in accordance with this Section 9.06). Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent or the Arranger shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other

138 amounts due the Lenders and the Administrative Agent under Sections 2.09, 10.04 and 10.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, examiner, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 10.04 and 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. Section 9.10 Collateral and Guaranty Matters. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent or Required Lenders in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Administrative Agent or Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary to create, perfect and maintain perfected security interests in and liens upon any Collateral granted pursuant to the Collateral Documents. Each of the Lenders irrevocably authorizes the Administrative Agent, at its option: (a) to enter into and sign for and on behalf of the Lenders as Secured Parties the Collateral Documents for the benefit of the Lenders and the other Secured Parties; (b) to automatically release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Secured Obligations (other than contingent obligations as to which no claim has been asserted), (ii) at the time the property subject to such Lien is Disposed or to be Disposed (other than to a Loan Party) as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under this Agreement or its Guaranty, as applicable, pursuant to Section 9.10(d); (c) subject to Section 10.01, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to another Lien (i) permitted to exist on such property and (ii) permitted to be senior to the Liens of the Secured Parties under this Agreement; and (d) subject to Section 11.09, to release any Guarantor from its obligations under this Agreement or the Guaranty if such Person ceases to be a Subsidiary or becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any Credit Agreement Refinancing Indebtedness,

139 the Senior Notes, the ABL Credit Agreement, any Junior Financing or any Indebtedness incurred under Section 7.03(z). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10; provided, to the extent requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a certificate to the effect that the release of such Guarantor or release or subordination of such Lien on Collateral, as applicable, is in compliance with the Loan Documents. Each of the Lenders irrevocably authorizes the Administrative Agent to conclusively rely on any certificate provided by the Borrower without independent investigation in releasing or subordinating its interests in any Collateral or releasing any Guarantor from its obligations under the Loan Documents pursuant to this Section 9.10. Section 9.11 [Reserved]. Section 9.12 Withholding Tax Indemnity. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective or if any payment has been made by the Administrative Agent to any Lender without applicable withholding Tax being deducted from such payment or because the Lender has failed to comply with the provisions requiring maintenance of a Participant Register), such Lender shall, within 10 days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower pursuant to Sections 3.01 or 3.04 and without limiting or expanding the obligation of the Borrower to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any amounts at any time owing to such Lender under this Agreement or any other Loan Document or from any other sources against any amount due the Administrative Agent under this Section 9.12. The agreements in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations. Section 9.13 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the

140 Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or the Arranger or any of their respective Affiliates, is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE X MISCELLANEOUS Section 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders with notice given to the Administrative Agent (or by the Administrative Agent with the consent of the Required Lenders) (other than with respect to any amendment or waiver contemplated in

141 Sections 10.01(a) through (j) below, which shall only require the consent of the Lenders expressly set forth therein and not Required Lenders) and the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition precedent set forth in Section 4.01, 4.02 or 4.03, or the waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of any Commitments shall not constitute such an extension or increase); (b) postpone any date scheduled for any payment of principal (including final maturity), interest or fees, without the written consent of each Lender directly affected thereby (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans or any obligation of the Borrower to pay interest at the Default Rate, any Default or Event of Default (other than a Default or Event of Default pursuant to Section 8.01(a)), mandatory prepayment or mandatory reduction of any Commitments shall not constitute such a postponement of any date scheduled for the payment of principal or interest); (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iv) of the proviso to this Section 10.01 that appears immediately following clause (i) below) any prepayment penalty or premium, fees or other amounts payable hereunder or under any other Loan Document (or extend the timing of payments of such prepayment penalty or premium, fees or other amounts) without the written consent of each Lender directly affected thereby (it being understood that the waiver of (or amendment to the terms of) any obligation of the Borrower to pay interest at the Default Rate, the waiver of (or amendment to the terms of) the MFN Adjustment, any mandatory prepayment of the Loans or mandatory reduction of any Commitments or any Default or Event of Default (other than a Default or Event of Default pursuant to Section 8.01(a)) shall not constitute such a reduction); (d) change, directly or indirectly, any provision of Section 2.12(a), 2.13 or 8.03 or the definition of “Pro Rata Share” or any other section, clause or provision that in any manner that would alter the pro rata sharing of payments or other amounts required thereby or the application of payments or proceeds of Collateral required thereby, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of (i) this Section 10.01 or (ii) the definition of “Required Lenders”, “Required Term Lenders” or “Required DDTL Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents to reduce the percentage set forth therein, without the written consent of each Lender directly and adversely affected thereby (it being understood that, with the consent of the Required Lenders, Required Term Lenders or Required DDTL Lenders, as applicable (if such consent is otherwise required), or the Administrative Agent (if the consent of the Required Lenders, Required Term Lenders or Required DDTL Lenders, as applicable, is not otherwise required), additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders, Required Term Lenders or Required DDTL Lenders, as applicable, on substantially the same basis as the Term Commitments); (f) other than in connection with a transaction permitted under Section 7.04 or 7.05, in each case as in effect on the Closing Date, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

142 (g) other than in connection with a transaction permitted under Section 7.04 or 7.05, in each case as in effect on the Closing Date, release all or substantially all of the guarantees provided by the Guarantors, without the written consent of each Lender; (h) affect the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class), without the written consent of the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders was the only Class; (i) subordinate (1) the Liens on the Collateral to any Lien on the Collateral securing any other Indebtedness incurred by any Loan Party or (2) any of the Facilities in right of payment to any other Indebtedness, in each case, other than any Indebtedness that is expressly permitted by this Agreement as in effect on the Closing Date, to either be senior in right of payment to the applicable Facility or be secured by a Lien on the Collateral that is senior to the Lien securing the Facilities, without the written consent of each directly and adversely affected Lender, in each case, except to the extent such directly and adversely affected Lender is offered a reasonable, bona fide opportunity to participate on a pro rata basis in any such Indebtedness on substantially the same terms (including customary backstop or arrangement fees of the type not paid to lenders generally provided in connection with such Indebtedness) as all other Lenders, and to the extent such directly and adversely affected Lender participates in any such Indebtedness, such Lender receives such offered economic and other terms; or (j) permit principal, interest, fees, premiums or other amounts payable under the Loan Documents to be payable in kind and not in cash without the written consent of each Lender directly and adversely affected thereby; provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights, duties, obligations or responsibilities of, or any fees, indemnities or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document (provided, that any amendment or modification to the Fee Letter, or waiver of any rights or privileges thereunder, shall only require the consent of the Borrower and the Administrative Agent); (ii) Section 10.07(i) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (iii) only the consent of the parties to the Fee Letter shall be required to amend, modify or supplement the terms thereof; and (iv)(x) no Lender consent is required to effect an Incremental Amendment, Refinancing Amendment or Extension Amendment (except as expressly provided in Sections 2.14, 2.15 or 2.16, as applicable) or to effect any amendment expressly contemplated by Section 7.12 and (y) in connection with an amendment in which any Class of Term Loans is refinanced with a replacement Class of term loans bearing (or is modified in such a manner such that the resulting term loans bear) a lower Effective Yield and other customary amendments related thereto (but no other amendments or modifications) (a “Permitted Repricing Amendment”), only the consent of the Lenders holding Term Loans subject to such permitted repricing transaction that will continue as a Lender in respect of the repriced tranche of Term Loans or modified Term Loans shall be required for such Permitted Repricing Amendment. To the extent the Administrative Agent is not a party to any amendment, waiver or consent to any Loan Document, the Borrower shall provide a copy thereof to the Administrative Agent promptly following the effectiveness thereof. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, this Agreement may be amended, supplemented or otherwise modified to effect any requisite changes to the definition of “Term SOFR” as set forth in Section 3.03 and such other related changes as may be applicable thereto, in each case, with only the consent of the Persons set forth in Section 3.03.

143 Notwithstanding the foregoing, no Lender consent is required for the Administrative Agent to enter into or to effect any amendment, modification or supplement to any Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral (or any portion thereof), including any Incremental Term Commitment, any Permitted First Priority Refinancing Debt or any Permitted Junior Priority Refinancing Debt, for the purpose of adding the holders of such Indebtedness (or their Senior Representative) as a party thereto and otherwise causing such Indebtedness to be subject thereto, in each case as contemplated by the terms of such Intercreditor Agreement or other intercreditor agreement or arrangement (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect (taken as a whole), to the interests of the Lenders); provided, further, that no such agreement shall amend, modify or otherwise affect the rights, duties, obligations or responsibilities of, or any fees, indemnities or any other amounts owed to, the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent. Notwithstanding the foregoing (but in any event subject to the requirements of clauses (d) and (i) of this Section 10.01), this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by the Loan Parties or the Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel or (ii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Notwithstanding anything to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans in connection with a primary syndication of such Term Loans relating to any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to cashless settlement mechanisms approved by the Borrower, the Administrative Agent, the assignor Lender and the assignee of such Lender. Notwithstanding the foregoing, only the consent of the Required DDTL Lenders shall be necessary to (i) amend, modify or waive any condition precedent set forth in Section 4.02 with respect to the making of Initial DDTL Loans or (ii) except for any amendment, waiver or modification that would require the consent of the Initial DDTL Lenders adversely affected thereby pursuant to the proviso to Section 10.01, amend, modify or waive any provision of this Agreement that solely affects the Initial DDTL Lenders in respect of the Initial DDTL Facility, including the final scheduled maturity, interest, fees, prepayment penalties and voting; provided that no such agreement shall amend, modify or otherwise affect the rights, duties, obligations or responsibilities of, or any fees, indemnities or any other amounts owed to, the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

144 Notwithstanding the foregoing, any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any obvious ambiguity, omission, defect or error of a technical nature or inconsistency (including, without limitation, amendments, supplements or waivers to any of the Collateral Documents, guarantees, intercreditor agreements or related documents executed by any Loan Party or any other Subsidiary in connection with this Agreement if such amendment, supplement or waiver is delivered in order to cause such Collateral Documents, guarantees, intercreditor agreements or related documents to be consistent with this Agreement and the other Loan Documents). Furthermore, notwithstanding anything to the contrary herein, with the consent of the Administrative Agent at the request of the Borrower (without the need to obtain any consent of any Lender) (i) any Loan Document may be amended to add terms that are favorable to the Lenders (as reasonably determined by the Administrative Agent and the Borrower) and (ii) this Agreement (including the amount of amortization due and payable with respect to any Class of Term Loans) may be amended to the extent necessary to create a fungible Class of Term Loans (as reasonably determined by the Administrative Agent and the Borrower). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, (y) the date scheduled for any payment of principal (including final maturity) of the loans of any Defaulting Lender may not be postponed without the consent of such Lender, and (z) any waiver, amendment or modification requiring the consent of all Lenders or each directly and adversely affected Lender that by its terms materially and adversely affects any Defaulting Lender to a greater extent than other affected Lenders shall require the consent of such Defaulting Lender. Section 10.02 Notices and Other Communications. (a) Notices; Effectiveness; Electronic Communications. (i) Notices Generally. Except in the case of communications expressly permitted to be given by telephone (and except as provided in Section 10.02(a)(ii)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (A) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (B) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in Section 10.02(a)(ii) shall be effective as provided in such Section 10.02(a)(ii).

145 (ii) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic means. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (b) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of the Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non- appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Person have any liability to any other Person hereunder for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages); provided, further, that nothing in this sentence shall limit any Loan Party’s indemnification obligations set forth herein. (c) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, e-mail address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, e-mail address facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to the

146 Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain Material Non-Public Information. (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in accordance with Section 10.05 hereof. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with the Loan Documents for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) [reserved], (c) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13) or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (a), (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may individually, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Without limiting the generality of the foregoing, none of the Lenders may individually exercise any right that it might otherwise have under applicable Law to credit bid at foreclosure sales, UCC sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required Lenders. Each Lender hereby irrevocably authorizes the Administrative Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions thereof (including Section 363 of the Bankruptcy Code), the PPSA, the CCAA (including Section 36 of the CCAA), the BIA (including Section 65.13 of the BIA) or any Debtor Relief Laws, provided, however, that to the extent any consideration is received as a result of any such credit bid, such consideration shall be applied in accordance with Section 8.03.

147 Section 10.04 Attorney Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (in each case without duplication) (a) all reasonable and documented or invoiced out-of-pocket costs and expenses (without duplication) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of (i) Morrison & Foerster LLP, as counsel to the Administrative Agent and the Lenders, (ii) if reasonably necessary, one local counsel to the Administrative Agent in each material relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions), and (iii) any counsel otherwise retained with the Borrower’s consent (such consent not to be unreasonably withheld, conditioned or delayed) and (b) all reasonable and documented or invoiced out-of-pocket costs and expenses incurred in connection with the enforcement or protection of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all respective Attorney Costs, which shall be limited to Attorney Costs of (A) a single firm of counsel to the Administrative Agent, (B) a single firm of counsel to the Lenders, taken as a whole, (C) if reasonably necessary, (x) one local counsel in each material relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) to the Administrative Agent and (y) one local counsel in each material relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) to the Lenders, taken a whole and (D) solely in the case of an actual or perceived conflict of interest, one additional primary counsel and, if reasonably necessary, one additional counsel in each material relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for each group of affected Lenders similarly situated taken as a whole), and (E) any counsel otherwise retained with the Borrower’s consent (such consent not to be unreasonably withheld, conditioned or delayed). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within 30 days following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. For the avoidance of doubt, this Section 10.04 shall not apply to Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Agent, Agent-Related Person, each Lender and their respective Affiliates and Controlling Persons, and their respective officers, directors, employees, partners, agents, attorneys, advisors, investors (including any prospective investor), managed funds and accounts, financing sources, members and other representatives of each of the foregoing and their respective successors and assigns (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements, joint or several, to which such Indemnitee may become subject to the extent arising out of, or resulting from or in connection with any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending claim, investigation, litigation or proceeding) (any of the foregoing, a “Proceeding”) relating to (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) the Transactions or any related transactions contemplated by the Loan Documents, (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability relating in any way to the Loan Parties or any Subsidiary and (d) any Commitment or Loan or the use or proposed use of the proceeds therefrom, and, regardless of whether any Indemnitee is a party thereto or whether or not such Proceeding is brought by the Borrower, its equity holders, Affiliates, creditors, any Indemnitee or any other Person, including to reimburse such Indemnitee for any reasonable and documented or invoiced out-of-pocket legal fees and expenses (i) of one

148 firm of counsel for the Administrative Agent and its Related Parties taken as a whole (ii) one firm of counsel for all other Indemnitees taken as a whole, (iii) if reasonably necessary, (A) of a single firm of local counsel in each material relevant jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) for the Administrative Agent and its Related Parties taken as a whole and (B) of a single firm of local counsel in each material relevant jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) for all other Indemnitees taken as a whole and (iv) solely in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict notifies the Borrower of the existence of such conflict and thereafter retains its own counsel, of one other firm of counsel (and, if reasonably necessary, one other firm of local counsel in each material relevant jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) to each group of similarly situated affected Indemnitees, taken as a whole), in each case, incurred in connection with any of the foregoing; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or Controlling Persons or their respective directors, officers, employees, members, partners, advisors, agents or other representatives, as determined by a final non-appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations under this Agreement or any other Loan Document by such Indemnitee or any of its controlled Affiliates or Controlling Persons or their respective directors, officers, employees, members, partners, advisors, agents or other representatives, as determined by a final non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely between or among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under any Facility and other than any claims arising out of any act or omission of the Borrower or any of its Affiliates (for the avoidance of doubt, only to the extent neither the exception set forth in clause (x) or (y) above applies to such Person at such time). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through SyndTrak or other similar information transmission systems in connection with this Agreement, in each case, except to the extent any such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of, or a material breach of any obligations under this Agreement or any other Loan Document by, such Indemnitee or any of its controlled Affiliates or Controlling Persons or their respective directors, officers, employees, members, partners, advisors, agents or other representatives, nor shall any Indemnitee, Loan Party or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); it being agreed that this sentence shall not limit the indemnification obligations of the Borrower or any Subsidiary (including, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its Affiliates, directors, equity holders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. By accepting the benefits hereof, each Indemnitee agrees to refund and return any and all amounts paid by the Borrower to such Indemnitee to the extent items in clauses (x) through (z) above occur. All amounts due under this Section 10.05 shall be paid within 30 days after written demand therefor (together with reasonably detailed backup documentation supporting such reimbursement request); provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final and non-appealable judgment by a court of competent jurisdiction that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall

149 not apply with respect to Taxes, except any Taxes that represent losses, damages, claims, etc. arising from any non-Tax claims. Payments under this Section 10.05 shall be made by the Borrower to the Administrative Agent for the benefit of the relevant Indemnitee. The Borrower shall not be liable for any settlement of any proceeding (other than with respect to the Administrative Agent and its Related Parties) effected without its consent, but if settled with the Borrower’s written consent, or if there is a final and non-appealable judgment by a court of competent jurisdiction against an Indemnitee in any such proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. The Borrower shall not, without the prior written consent of an Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed) (it being understood that the withholding of consent due to non-satisfaction of any of the conditions described in clauses (i), (ii) and (iii) of this sentence shall be deemed reasonable), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding, (ii) such settlement does not include any statement as to any admission of fault, culpability, wrongdoing or failure to act by or on behalf of any Indemnitee and (iii) contains customary confidentiality provisions with respect to the terms of such settlement. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under this Section 10.05 or Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party thereof, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined based on all Facilities) (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought (or if such expense or indemnity payment is sought after the date on which the Loans have been paid in full and the Commitments have been terminated, determined as of the day immediately prior to the date on which the Loans were paid in full and the Commitments were terminated)) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. Each Lender hereby agrees that, notwithstanding any exclusions from the Borrower’s indemnification obligations under the first paragraph of this Section 10.05 for gross negligence or willful misconduct of the applicable Indemnitee, no action taken (or not taken) by the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing pursuant to the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be provided by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for the purposes of the Lenders’ payment and indemnification obligations under this paragraph. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any source against any amount due to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing under this paragraph. The obligations of the Lenders under this paragraph are subject to the provisions of Section 2.12(e). Notwithstanding anything to the contrary contained in this Section 10.05 or elsewhere in this Agreement, each Indemnitee shall be obligated to refund or return any and all amounts paid by the Borrower under this Section 10.05 to such Indemnitee for any losses, claims, damages, liabilities and expenses to the extent such protected person is found by a final, non-appealable judgment by a court of competent jurisdiction not to be entitled to payment of such amounts in accordance with the terms hereof. Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender

150 exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver, examiner or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or any of the other Loan Documents without the prior written consent of the Administrative Agent and each Lender (except as permitted by Section 7.04), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”), (ii) by way of participation in accordance with the provisions of Section 10.07(f), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(h) or (iv) to an SPC in accordance with the provisions of Section 10.07(i), and, subject to Section 10.07(q) below, any other attempted assignment or transfer by any party hereto shall be null and void; provided, however, that notwithstanding the foregoing, no Lender may assign or transfer by participation any of its rights or obligations hereunder to (w) a Disqualified Lender, (x) any Person that is a Defaulting Lender, (y) a natural Person (or any holding company, investment vehicle or trust for, or owner and operated by, or for the primary benefit of, one or more natural persons) or (z) to the Borrower or any of its Subsidiaries. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(f) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. (b) (i) Subject to the conditions set forth in Section 10.07(a) above and Section 10.07(b)(ii) below, any Lender may at any time assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment) and the Loans which shall be effective upon recordation in the Register with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Borrower; provided that no consent of the Borrower shall be required for (i) an assignment of all or a portion of the Term Loans (including funded Initial DDTL Loans, but not unutilized Initial DDTL Commitments) to a Lender or to an Affiliate of a Lender or an Approved Fund thereof, (ii) [reserved], (iii) an assignment of all or a portion of any unutilized Initial DDTL Commitments to an Initial DDTL Lender, an Affiliate of an Initial DDTL Lender or an Approved Fund thereof or (iv) an assignment after the occurrence and during the continuance of an Event of Default; provided, further, that the Borrower shall be deemed to have consented to

151 any such assignment unless they shall have objected thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; and (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment (i) of all or any portion of a Term Loan (including funded Initial DDTL Loans, but not unutilized Initial DDTL Commitments) to a Lender, an Affiliate of a Lender or an Approved Fund, (ii) [reserved], (iii) of all or a portion of any unutilized Initial DDTL Commitments to an Initial DDTL Lender, an Affiliate of any Initial DDTL Lender or any Approved Fund thereof, (iv) [reserved], or (v) from an Agent to its Affiliates. Notwithstanding the foregoing or anything to the contrary set forth herein, to the extent any Lender is required to assign any portion of its Commitments, Loans and other rights, duties and obligations hereunder in order to comply with applicable Laws, such assignment may be made by such Lender without the consent of the Borrower, the Administrative Agent or any other party hereto so long as such Lender complies with the requirements of Section 10.07(a) and (b)(ii). (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of (a) an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class or (b) an assignment by any Lender to an Affiliate of such Lender or an Approved Fund in respect of such Lender, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or an integral multiple of $1,000,000 in excess thereof) unless each of the Borrower and the Administrative Agent otherwise consents; provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent, (2) execute and deliver to the Administrative Agent an Assignment and Assumption, together, in each case, with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent and which fee shall not be required to be paid in connection with an assignment by a Lender to such Lender’s Affiliates or Approved Funds) and (3) agree to join any agreement among lenders or collateral allocation mechanism agreement that is in existence among existing Lenders; and (c) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent (x) an Administrative Questionnaire, (y) the documentation described in Section 3.01(d) applicable to it and (z) all documentation and other information required under applicable “know your customer” and anti- money laundering rules and regulations, including the USA Patriot Act. This Section 10.07(c) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non pro rata basis among such Facilities. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable

152 assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (d) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(e), from and after the effective date specified in each Assignment and Assumption, (1) the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement and (2) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.07(d) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(f). (e) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it, and a register for the recordation of the names of the Lenders, and the Commitments of, and principal amounts (and stated interest amounts) of the Loans, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 10.07(b)(ii)(B) above, if applicable, and the written consent (in each case, if required) of the Administrative Agent and the Borrower to such assignment and any documentation required pursuant to Section 10.07(b)(ii)(B), the Administrative Agent shall (i) promptly accept such Assignment and Assumption and (ii) promptly record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this Section 10.07(e). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection (including electronic review) by the Borrower, any Agent and any Lender (with respect to its own entries only), at any reasonable time and from time to time upon reasonable prior notice. The provisions of this Agreement are intended so that any interest in or with respect to all Loans under this Agreement are at all times to be treated as being issued and maintained in “registered form” within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any regulations thereunder (or any other relevant or successor provisions of the Code or of such regulations), including without limitation under United States Treasury Regulations Section 5f.103-1(c) and proposed Treasury Regulations Section 1.163-5 (and any successor provisions). (f) Any Lender may at any time, sell participations to any Person (other than a natural person (or any holding company, investment vehicle or trust for, or owner and operated by, or for the primary benefit of, one or more natural persons), a Disqualified Lender (to the extent the list of Disqualified Lenders has been provided to the Lenders), a Defaulting Lender, the Borrower or any of its Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement

153 (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification (that requires the affirmative vote of such Lender) described in clauses (b), (c) (in each case, with respect to amounts, or dates fixed for payment of amounts, to which such Participant would otherwise be entitled), (f) and (g) of the first proviso to Section 10.01. Subject to Section 10.07(g), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 and 3.04 (subject to the requirements and limitations of such Sections (it being understood that any documentation required under Section 3.01(d) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(b). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation or that is a Granting Lender, as the case may be, shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register intended to comply with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury Regulations issued thereunder on which it enters the name and address of each Participant and SPC and the principal amounts (and related interest amounts) of each Participant’s and SPC’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under the Code or Treasury Regulations, including without limitation Treasury Regulations Section 5f.103-1(c) and proposed Treasury Regulations Section 1.163-5 (and any successor provisions), or as is otherwise required thereunder. The Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation or portion of the Loan (if funded by an SPC), as applicable, for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than its participating Lender would have been entitled to receive with respect to any participation sold to such Participant except to the extent such entitlement to a greater payment arises as a result of a change in Law after the date the Participant acquired the participation. (h) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to

154 provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof, shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01 and 3.04 (subject to the requirements and the limitations of such Sections (it being understood that any documentation required under Section 3.01(d) shall be delivered solely to the Granting Lender)), but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement except, in the case of Section 3.01, to the extent such entitlement to a greater payment arises as a result of a change in Law after the grant to such SPC takes place, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable (but the Granting Lender shall instead remain liable for such indemnity and similar payment obligations), and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee to the Administrative Agent of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (j) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (k) [Reserved]. (l) [Reserved]. (m) [Reserved]. (n) [Reserved]. (o) [Reserved]. (p) [Reserved]. (q) Disqualified Lenders. Notwithstanding anything to the contrary contained herein, no assignment or participation shall be made to any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has

155 consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Lender for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Lender after the applicable Trade Date, (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Lender. Any assignment in violation of this paragraph (p) shall not be void, but the other provisions of this paragraph (p) shall apply. (i) Notwithstanding anything to the contrary herein, (x) if any Loans are assigned or any participations are purchased or otherwise acquired, without the Borrower’s prior written consent (including, without limitation, in violation of paragraph (p) above) to a Disqualified Lender, (y) if any Loans are otherwise assigned or any participations are purchased or otherwise acquired without the Borrower’s consent as required under this Section 10.07 or (z) if any Lender enters into a Swap Contract or other derivative product where a direct or indirect contractual counterparty is a Disqualified Lender or if any Person becomes a Disqualified Lender after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and Administrative Agent, (1) [reserved], (2) in the case of outstanding Term Loans held by Disqualified Lenders, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case, plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (3) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.07), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations of such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder; and (ii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (i) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of Administrative Agent or the Lenders and (ii) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or similar plan, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). Section 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information and not use such Information for any competitive purpose, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ managers, administrators, directors, officers, employees, trustees, partners, investment committee members, investors, prospective investors, current and prospective financing or funding sources, current or prospective limited partners, valuation agents, investment advisors and agents, including accountants, legal counsel and other advisors

156 on a “need to know basis” (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree not use such Information for any competitive purpose and to keep such Information confidential pursuant to an agreement containing provisions at least as restrictive as those of this Section 10.08); (b) to the extent required or requested by any Governmental Authority or self-regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regulating any Lender or its Affiliates) or to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency; provided that such Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person and use commercially reasonable efforts to ensure that any such information is afforded confidential treatment (except with respect to any routine audit or examination conducted by bank accountants or any Governmental Authority or self-regulatory authority exercising examination or regulatory authority) unless such notification is prohibited by law, rule or regulation; (c) to the extent required by applicable Laws or by any subpoena or similar legal process; provided that such Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person and use commercially reasonable efforts to ensure that any such information is afforded confidential treatment (except (x) with respect to any routine audit or examination conducted by bank accountants or any Governmental Authority or self-regulatory authority exercising examination or regulatory authority or (y) in connection with filings, submissions and any other similar documentation required or customary to comply with SEC or other regulatory agencies’ filing requirements) unless such notification is prohibited by law, rule or regulation; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to (i) any direct or indirect contractual counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in any of its rights or obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder (other than any Person whom the Borrower has affirmatively denied to provide consent to assignment by such Lender in accordance with Section 10.07(b)(i)(A)) or (iii) to a Federal Reserve Bank or any central bank having jurisdiction over any Agent or Lender; (f) with the prior written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or other obligation of confidentiality owed to the Borrower or its Affiliates or becomes available to the Administrative Agent, the Arranger, any Lender, or any of their respective Affiliates on a non-confidential basis from a source other than a Loan Party or its respective related parties (so long as such source is not known (after due inquiry) to the Administrative Agent, the Arranger, such Lender, or any of their respective Affiliates to be bound by confidentiality obligations to any Loan Party or its respective Affiliates); (h) to any rating agency when required by it or in connection with private rating letters or shadow ratings (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender) or to the CUSIP Service Bureau or any similar organization; (i) to the extent such information is independently developed by the Administrative Agent, the Arranger, any Lender, or any of their respective Affiliates; (j) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g); or (k) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of its rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration, settlement and management of this Agreement, the other Loan Documents, the Commitments and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties, any of their respective Subsidiaries relating to any Loan Party, any Subsidiary of any Loan

157 Party, any Affiliates of the foregoing or their Affiliates’ directors, officers, employees, trustees, investment advisors or agents, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08 or any other confidentiality obligation owed to any Loan Party, or any of their respective Affiliates. Notwithstanding the foregoing, with respect to any Lender that is an investment company registered under the U.S. Investment Company Act of 1940, such Lender may identify the Borrower, the value (and valuation methodology) of such Lender’s holdings in the Borrower and other information, in each case solely to the extent required in accordance with the U.S. Investment Company Act of 1940, in each case without providing written notice to the Borrower or any of its Subsidiaries. Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Administrative Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) (other than escrow, payroll, petty cash, trust and tax accounts) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Administrative Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Administrative Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have at Law. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.11 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The Agents may

158 also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with any Loan Document and the transactions contemplated thereby (including without limitation Assignment and Assumptions, amendments, waivers or consents) shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The term “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity with the intent to sign, authenticate or accept such contract or record. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of any Loan Document. Section 10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. Subject to Section 10.20, in the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided that the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

159 Section 10.15 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY BORROWING STATUTE THAT WOULD RESULT IN THE APPLICATION OF THE STATUTE OF LIMITATIONS OF ANY OTHER JURISDICTION, AND WITHOUT GIVING EFFECT TO ANY CONFLICT-OF-LAWS OR OTHER RULE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT OR LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ANY OF ITS ASSETS IN THE COURTS OF ANY JURISDICTION. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.16.

160 Section 10.17 Binding Effect. This Agreement shall become effective when it shall have been executed and delivered by the Loan Parties and each other party hereto and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if applicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.18 USA PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act. This notice is given in accordance with the requirements of the USA PATRIOT Act and is effective as to the Lenders and the Administrative Agent. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arranger are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Arranger and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 Intercreditor Agreements. Each Lender hereunder (a) agrees that it will be bound by and will take no actions contrary to the provisions of any Intercreditor Agreement and (b) authorizes and instructs the Administrative Agent to enter into any Intercreditor Agreement as Administrative Agent and on behalf of such Lender. In the event of any conflict or inconsistency between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control. Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be

161 subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. For purposes of determining any rate of exchange for this Section 10.22, such amounts shall include any premium and costs payable in connection with the purchase of the Agreement Currency. Section 10.23 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes

162 subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. ARTICLE XI GUARANTEE Section 11.01 The Guarantee. (a) Subject to the Irish Guaranty Limitations in the case of any Irish Guarantor, each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligor and not merely as a surety to each applicable Secured Party and their respective permitted successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrower, and all other Secured Obligations from time to time owing to the applicable Secured Parties by any Loan Party or any Domestic Subsidiary under any Loan Document, in each case strictly in accordance with the terms thereof (such obligations, including any future increases in the amount thereof, being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) (including amounts that would become due but for the operation of the automatic stay under any Debtor Relief Laws) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Section 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01(a) shall constitute a guaranty of payment when due and not of collection and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full), including any defense of setoff, counterclaim, recoupment or termination. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair

163 the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (a) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be amended or waived; (b) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, extended or renewed or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (d) any Lien or security interest granted to, or in favor of, any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be or remain perfected or the existence of any intervening Lien or security interest; or (e) the release of any other Guarantor pursuant to Section 11.09. The Guarantors hereby expressly waive (to the fullest extent permitted by Law) diligence, presentment, demand of payment, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Section 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

164 Section 11.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the payment in full in cash and satisfaction in full of all Guaranteed Obligations (other than obligations pursuant to contingent obligations, in each case not yet due and owing) and the expiration and termination of the Commitments of the Lenders under this Agreement it shall subordinate any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 11.01, whether by subrogation, contribution or otherwise, against the Borrower or a Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Section 11.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06 [Reserved]. Section 11.07 Continuing Guarantee. The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other Person, be automatically limited and reduced to the highest amount (after giving effect to the liability under this Guaranty and the right of contribution established in Section 11.10, but before giving effect to any other guarantee) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Section 11.08A Irish Guaranty Limitations In respect of an Irish Guarantor, the obligations and liabilities of such Irish Guarantor under this Agreement or any other Loan Document do not extend to include any obligation or liability to the extent that doing so would constitute unlawful financial assistance within the meaning of Section 82 of the Irish Companies Act or constituting a breach of Section 239 of the Irish Companies Act or any equivalent provisions under the laws of any other jurisdiction of any other Secured Party (the “Irish Guaranty Limitations”). Section 11.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (i) any Guarantor ceases to be a Subsidiary in a transaction permitted hereunder or (ii) any Guarantor that is a Loan Party becomes an Excluded Subsidiary, such Guarantor shall be automatically released from its obligations under this Agreement and the other Loan Documents, including its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and the pledge of such Equity Interests to the Administrative Agent pursuant to the Collateral Documents shall be automatically released, and, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request, including a certification that the transaction giving rise to such release is permitted under the Loan Documents (and the Secured Parties hereby authorize the Agents to rely on

165 such certifications in performing their obligations under this Section 11.09) the Administrative Agent shall take such actions as are necessary to effect each release described in this Section 11.09 in accordance with the relevant provisions of the Collateral Documents; provided that no such release shall occur if any Guarantor ceases to be a Wholly-Owned Subsidiary as a result of any Disposition of less than all of the Equity Interests of such Subsidiary unless (x) such Disposition or issuance is permitted hereunder, (y) such transfer or issuance is for fair market value and not to an Affiliate of any Loan Party (in each case, other than a transfer to the Borrower or a Guarantor) and (z) the primary purpose of such transfer or issuance of Equity Interest is not the release of any guarantee or Lien. When all Aggregate Commitments hereunder have terminated, and all Loans and other Secured Obligations hereunder which are accrued and payable have been paid or satisfied (other than contingent obligations as to which no claim has been asserted), this Agreement and the Guarantees made herein shall terminate with respect to all Secured Obligations, except with respect to Secured Obligations that expressly survive such repayment pursuant to the terms of this Agreement. Section 11.10 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor that is a Loan Party shall have paid more than its proportionate share of any payment made hereunder in respect of any Guaranteed Obligations, such Guarantor that is a Loan Party shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. The provisions of this Section 11.10 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder. Section 11.11 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 11.11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 11.11, or otherwise under this Guarantee, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 11.11 shall remain in full force and effect until all Commitments hereunder have terminated, and all Loans or other Obligations hereunder which are accrued and payable have been paid or satisfied. Each Qualified ECP Guarantor intends that this Section 11.11 constitute, and this Section 11.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. [SIGNATURE PAGES FOLLOW]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. EMERGENT BIOSOLUTIONS INC., as the Borrower By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer

[Signature Page to Credit Agreement] Guarantors: EMERGENT BIODEFENSE OPERATIONS LANSING LLC By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Treasurer EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Treasurer EMERGENT INTERNATIONAL INC. By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Treasurer CANGENE BIOPHARMA LLC By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Treasurer EMERGENT TRAVEL HEALTH INC. By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Chief Financial Officer and Treasurer

[Signature Page to Credit Agreement] EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Executive Manager EMERGENT DEVICES INC. By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Treasurer EMERGENT BIOSOLUTIONS CANADA INC. By: /s/ Frank Vargo Name: Frank Vargo Title: Assistant Treasurer EMERGENT ACQUISITION UNLIMITED COMPANY By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Director EMERGENT BIOSOLUTIONS IRELAND LIMITED By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Director

[Signature Page to Credit Agreement] EMERGENT OPERATIONS IRELAND LIMITED By: /s/ Richard S. Lindahl Name: Richard S. Lindahl Title: Director

[Signature Page to Credit Agreement] ORBIMED ROYALTY & CREDIT OPPORTUNITIES V, LP, as Administrative Agent By: OrbiMed ROF V, LP, its General Partner By: OrbiMed ROF V LLC, its General Partner By: OrbiMed Advisors LLC, its Managing Member By: /s/ Matthew Rizzo__ Name: Matthew Rizzo Title: Member

[Signature Page to Credit Agreement] ORBIMED ROYALTY & CREDIT OPPORTUNITIES V, LP, as a Lender By: OrbiMed ROF V, LP, its General Partner By: OrbiMed ROF V LLC, its General Partner By: OrbiMed Advisors LLC, its Managing Member By: /s/ Matthew Rizzo__ Name: Matthew Rizzo Title: Member